NORTHERN FUNDS

(THE “TRUST”)

STATEMENT OF ADDITIONAL INFORMATION

August 21, 2026

TAX-EXEMPT BOND ETFS

FUND	TICKER	STOCK EXCHANGE
NORTHERN TRUST NEW YORK INTERMEDIATE TAX-EXEMPT BOND ETF	TXNY	The Nasdaq Stock Market LLC
NORTHERN TRUST CALIFORNIA INTERMEDIATE TAX-EXEMPT BOND ETF	TXCA	The Nasdaq Stock Market LLC

This Statement of Additional Information dated August 21, 2026 (the “SAI”) is not a prospectus. This SAI should be read in conjunction with the Prospectus dated August 21, 2026, as amended or supplemented from time to time (the “Prospectus”), for the series of the Trust referenced above (each a “Fund” and collectively, the “Funds”). Copies of the Prospectus may be obtained without charge by visiting etfs.ntam.northerntrust.com, writing to Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986 or by calling 1-855-353-9383 (toll free). Capitalized terms not otherwise defined have the same meaning as in the Prospectus.

Audited financial statements are not presented for the Funds because the Funds are newly formed and have not yet commenced operations prior to the date of this SAI. Once available, copies of the annual and semi-annual reports and the Funds’ financial statements may be obtained upon request and without charge by calling 1-855-353-9383 (toll-free).

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS SAI OR IN THE PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST OR ITS DISTRIBUTOR. THE PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE TRUST OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”), any other government agency or The Northern Trust Company (“TNTC”), its affiliates, subsidiaries or any other bank. An investment in a Fund involves investment risks, including possible loss of principal.

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ADDITIONAL INVESTMENT INFORMATION

CLASSIFICATION AND HISTORY

The Trust is an open-end management investment company. Each Fund is classified as non-diversified under the Investment Company Act of 1940, as amended (the “1940 Act”).

Each Fund is an exchange-traded fund (“ETF”) series of the Trust, which was formed as a Delaware statutory trust on February 7, 2000 under an Agreement and Declaration of Trust, as amended from time to time (the “Trust Agreement”). The Trust also offers other ETFs, mutual funds and money market funds, which are not described in this SAI.

The Funds offer and issue shares at their net asset value per share (“NAV”) only in aggregations of a specified number of shares (each, a “Creation Unit” or a “Creation Unit Aggregation”), generally in exchange for a specified basket of securities (the “Deposit Securities”), together with the deposit of a specified cash payment (the “Cash Component”). The shares of the Funds are listed and traded on The Nasdaq Stock Market LLC, a national securities exchange (the “Listing Exchange”). Shares trade in the secondary market and elsewhere at market prices that may be at, above or below NAV. Shares are redeemable only in Creation Unit Aggregations, and, generally, in exchange for portfolio securities and a Cash Component. The Trust reserves the right to offer a “cash” option for creations and redemptions of shares as more fully described in the “Purchase and Redemption of Creation Unit Aggregations” section of this SAI. Shares may be issued in advance of receipt of Deposit Securities subject to various conditions including a requirement to maintain on deposit with the Trust cash at least equal to 110%, which percentage NTI may change from time to time, of the market value of the missing Deposit Securities. See the “Purchase and Redemption of Creation Unit Aggregations” section of this SAI. In each instance of cash creations or redemptions, transaction fees may be imposed that will be higher than the transaction fees associated with in-kind creations or redemptions. In all cases, such conditions and fees will be limited in accordance with the requirements of the U.S. Securities and Exchange Commission (the “SEC”) applicable to management investment companies offering redeemable securities.

A discussion of exchange listing and trading matters associated with an investment in each Fund is contained in the Prospectus in the “Purchasing and Selling Shares” section. The discussion below supplements, and should be read in conjunction with, that section of the Prospectus.

Shares of each Fund are listed for trading on the Listing Exchange, and trade throughout the day on the Listing Exchange and other secondary markets. In addition, certain Funds may be traded on certain foreign exchanges. There can be no assurance that the requirements of the Listing Exchange necessary to maintain the listing of shares of any Fund will continue to be met. The Listing Exchange may, but is not required to, remove the shares of a Fund from listing if: (1) the Listing Exchange becomes aware that the Fund is no longer eligible to operate in reliance on Rule 6c-11 under the 1940 Act; (2) any of the other listing requirements set forth in the Listing Exchange’s listing rules are not continuously maintained; (3) following the initial twelve-month period after the commencement of trading of a Fund, there are fewer than fifty (50) beneficial holders of the Fund; or (4) any other event shall occur or condition exist that, in the opinion of the Listing Exchange, makes further dealings on the Listing Exchange inadvisable. The Listing Exchange will remove the shares of a Fund from listing and trading upon termination of the Fund.

As in the case of other publicly traded securities, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels.

The Trust reserves the right to adjust the share prices of Funds in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the applicable Fund.

INVESTMENT OBJECTIVES AND STRATEGIES

The following supplements the investment objectives, strategies and risks of the Funds as set forth in the Prospectus. The investment objective of each Fund may be changed by the Board of Trustees of the Trust (the “Board”) without shareholder approval. Except as expressly noted below, each Fund’s investment strategies may be changed without shareholder approval. In addition to the instruments discussed below and in the Prospectus, each Fund may purchase other types of financial instruments, however designated, whose investment and credit quality characteristics are determined by Northern Trust Investments, Inc. (“NTI” or the “Investment Adviser,” and collectively with TNTC, “Northern Trust”) to be substantially similar to those of any other investment otherwise permitted by a Fund’s investment strategies.

NAMES RULE POLICIES. Each Fund has adopted a policy as stated in its respective prospectus to invest at least 80% of its net assets in the particular type of investment suggested by its name (“Names Rule Policy”). Each Fund’s Names Rule Policy to invest at least 80% of its net assets in tax-exempt investments as described in its prospectus is a fundamental policy that may not be changed without shareholder approval. For these purposes, “net assets” include the amount of any borrowings for investment purposes and the amount of “net assets” is measured at the time of purchase. In addition, in appropriate circumstances, synthetic investments may be included in the 80% basket of the Names Rule Policy if they have economic characteristics similar to the other investments included in the basket. Alternative minimum tax (“AMT”) obligations (also known as “private activity bonds”), which pay interest that may be treated as an item of tax preference to shareholders under the federal AMT, will not be deemed to be eligible debt instruments for the purposes of determining whether a Fund meets its Names Rule Policy. For shareholders subject to AMT, a portion of each Fund’s dividends may be subject to federal tax.

ARTIFICIAL INTELLIGENCE. The use and development of artificial intelligence (AI) technologies is rapidly increasing and may be used by issuers in which the Funds invest as well as by service providers that provide services to the Funds. AI technologies are highly reliant on the collection and analysis of large amounts of data and complex algorithms, and it is possible that the information generated from AI technologies could be incomplete, inaccurate or biased, which could lead to adverse effects for the issuers or service providers using such technology. Because of these challenges, the use of AI could result in reputational harm, legal liability, adverse effects on business operations and/or operational errors and investment losses, all of which could impact the Funds. In addition, the increasing development and use of AI technologies could impact the market as a whole, including through use by malicious actors for market manipulation, fraud, and cyberattack. Actual usage of AI technologies by the Funds’ service providers and issuers in which the Funds invest will vary. AI technologies and their current and potential future applications, and the regulatory frameworks within which they operate, continue to rapidly evolve, and it is impossible to predict the full extent of future applications or regulations and the associated risks to the Funds.

BORROWINGS. To the extent consistent with their investment objectives and strategies, the Funds may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by their investment policies, to raise additional cash to be invested in other securities or instruments in an effort to increase the Funds’ investment returns. Reverse repurchase agreements may be considered to be a type of borrowing.

When the Funds invest borrowing proceeds in other securities, the Funds will be at risk for any fluctuations in the market value of the securities in which the proceeds are invested. Like other leveraging risks, this makes the value of an investment in the Funds more volatile and increases the Funds’ overall investment exposure. In addition, if a Fund’s return on its investment of the borrowing proceeds does not equal or exceed the interest that the Fund is obligated to pay under the terms of a borrowing, engaging in these transactions will lower the Fund’s return.

The Funds may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to their borrowing obligations. This could adversely affect a Fund’s strategy and result in lower returns. Interest on any borrowings will be a Fund expense and will reduce the value of the Funds’ shares. The Funds may borrow on a secured or on an unsecured basis. If a Fund enters into a secured borrowing arrangement, a portion of the Fund’s assets will be used as collateral. During the term of the borrowing, the Funds will remain at risk for any fluctuations in the market value of these assets in addition to any securities purchased with the proceeds of the loan. In addition, the Funds may be unable to sell the collateral at a time when it would be advantageous to do so, which could adversely affect the Funds’ strategy and result in lower returns. The Funds would also be subject to the risk that the lender may file for bankruptcy, become insolvent, or otherwise default on its obligations to return the collateral to the Funds. In the event of a default by the lender, there may be delays, costs and risks of loss involved in a Fund’s exercising its rights with respect to the collateral or those rights may be limited by other contractual agreements or obligations or by applicable law.

BRADY BONDS. To the extent consistent with their investment objectives and strategies, the Funds may invest in certain debt obligations, customarily referred to as “Brady Bonds.” Brady Bonds are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with a debt restructuring. Brady Bonds have only been issued since 1989, and are issued by governments that may have previously defaulted on the loans being restructured by the Brady Bonds and thus are subject to the risk of default by the issuer. Brady Bonds may be fully or partially collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated), and they are actively traded in the over-the-counter secondary market.

U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in-full as to principal due at maturity by U.S. Treasury zero coupon obligations, which have the same maturity as the Brady Bonds. Certain interest payments on these Brady Bonds may be collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is typically equal to between 12 and 18 months of rolling interest payments or, in the case of floating rate bonds, initially is typically equal to between 12 and 18 months rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter with the balance of interest accruals in each case being uncollateralized. Payment of interest and (except in the case of principal collateralized Brady Bonds) principal on Brady Bonds with no or limited collateral depends on the willingness and ability of the foreign government to make payment. In the event of a default on collateralized Brady Bonds for which obligations are accelerated, the collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments that would have then been due on the Brady Bonds in the normal course.

Restructured Investments. Included among the issuers of emerging country debt securities are entities organized and operated solely for the purpose of restructuring the investment characteristics of various securities. These entities are often organized by investment banking firms, which receive fees in connection with establishing each entity and arranging for the placement of its securities. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments, such as Brady Bonds, and the issuance by the entity of one or more classes of securities (“Restructured Investments”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Restructured Investments to create securities with different investment characteristics such as varying maturities, payment priorities or investment rate provisions. Because Restructured Investments of the type in which a Fund may invest typically involve no credit enhancement, their credit risk will generally be equivalent to that of the underlying instruments.

In light of the residual risk of Brady Bonds and, among other factors, the history of default with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative. A substantial portion of the Brady Bonds and other sovereign debt securities in which a Fund invests are likely to be acquired at a discount, which involves certain additional considerations.

Sovereign obligors in developing and emerging market countries are among the world’s largest debtors to commercial banks, other governments, international financial organizations and other financial institutions.

These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds and obtaining new credit to finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in a Fund may invest will not be subject to similar restructuring arrangements or to requests for new credit, which may adversely affect a Fund’s holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

To the extent consistent with their investment objectives and strategies, a Fund is permitted to invest in a class of Restructured Investments that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Restructured Investments typically have higher yields and present greater risks than unsubordinated Restructured Investments. Although a Fund’s purchases of subordinated Restructured Investments would have a similar economic effect to that of borrowing against the underlying securities, such purchases will not be deemed to be borrowing for purposes of the limitations placed on the extent of a Fund’s assets that may be used for borrowing.

Certain issuers of Restructured Investments may be deemed to be “investment companies” as defined in the Act. As a result, a Fund’s investments in these Restructured Investments may be limited by the restrictions contained in the Act. Restructured Investments are typically sold in private placement transactions, and there currently is no active trading market for most Restructured Investments.

CALCULATION OF PORTFOLIO TURNOVER RATE. The portfolio turnover rate for the Funds is calculated by dividing the lesser of purchases or sales of portfolio investments for the reporting period by the monthly average value of the portfolio investments owned during the reporting period. The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover may vary from year to year as well as within a particular year, and may be affected by changes in the holdings of specific issuers, changes in country and currency weightings, cash requirements for redemption of shares and by requirements that enable the Funds to receive favorable tax treatment.

The Funds are not restricted by policy with regard to portfolio turnover and will make changes in their investment portfolios from time to time as business and economic conditions as well as market prices may dictate.

CASH REDEMPTIONS RISK. Paying redemption proceeds entirely in cash rather than through in-kind delivery of portfolio securities may require the Funds to dispose of or sell portfolio securities or other assets at an inopportune time to obtain the cash needed to meet redemption orders. This may cause the Funds to sell a security or other financial instrument and recognize a capital gain or loss that might not have been incurred if it had not effected a redemption order entirely for cash. As a result, the Funds may pay out higher or lower annual capital gains distributions than ETFs that meet redemption orders entirely in-kind with portfolio securities. The use of all cash creations and redemption orders may also cause the Funds’ shares to trade in the secondary market at wider bid-ask spreads and/or greater premiums or discounts to the Funds’ NAV. To the extent that the maximum additional variable charge for cash creation or cash redemption transactions is insufficient to cover the transaction costs of purchasing or selling portfolio securities, the Funds’ performance could be negatively impacted.

CHANGING INTEREST RATES. An increase in prevailing interest rates typically causes the value of existing debt securities to fall and often has a greater impact on longer-duration debt securities and higher quality debt securities. During periods when interest rates are low (or negative), a Fund’s yield (or total return) may also be low and fall below zero. Very low or negative interest rates may magnify interest rate risk. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility and increased redemptions, and may detract from a Fund’s performance to the extent the Fund is exposed to such interest rates and/or volatility. A negative interest rate policy is an unconventional central bank monetary policy tool where nominal target interest rates are set with negative value intended to help create self-sustaining growth in the local economy. To the extent a Fund holds a negative-yielding debt instrument or has a bank deposit with a negative interest rate, the Fund would generate a negative return on that investment. Cash positions may also subject a Fund to increased counterparty risk to the Fund’s bank. In a low or negative interest rate environment, investors may seek to reallocate their investment to other income-producing assets. This could cause the price of higher-yielding instruments to rise, could further reduce the value of instruments with a negative yield, and may limit a Fund’s ability to locate fixed income instruments containing the desired risk/return profile.

COMMERCIAL PAPER, BANKERS’ ACCEPTANCES, CERTIFICATES OF DEPOSIT, TIME DEPOSITS AND BANK NOTES. To the extent consistent with their respective investment objectives and strategies, the Funds may invest in commercial paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party. Bank notes generally rank junior to deposit liabilities of banks and pari passu with other senior, unsecured obligations of the bank. Bank notes are classified as “other borrowings” on a bank’s balance sheet, while deposit notes and certificates of deposit are classified as deposits. Bank notes are not insured by the FDIC or any other insurer. Deposit notes are insured by the FDIC only to the extent of $250,000 per depositor per bank.

Each Fund may invest a portion of its assets in the obligations of foreign banks and foreign branches of domestic banks. Such obligations include Eurodollar Certificates of Deposit, which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the U.S.; Eurodollar Time Deposits (“ETDs”), which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; Canadian Time Deposits, which are essentially the same as ETDs except they are issued by Canadian offices of major Canadian banks; Schedule Bs, which are obligations issued by Canadian branches of foreign or domestic banks; Yankee Certificates of Deposit, which are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the U.S.; and Yankee Bankers’ Acceptances, which are U.S. dollar-denominated bankers’ acceptances issued by a U.S. branch of a foreign bank and held in the U.S.

Commercial paper is generally unsecured and usually discounted from its value at maturity. The value of commercial paper may be affected by changes in the credit rating or financial condition of the issuing entities and will tend to fall when interest rates rise and rise when interest rates fall. Investments in commercial paper are subject to the risk that the issuer cannot issue enough new commercial paper to satisfy its obligations with respect to its outstanding commercial paper, also known as rollover risk. Commercial paper is also susceptible to changes in the issuer’s financial condition or credit quality. In addition, under certain circumstances commercial paper may become illiquid or may suffer from reduced liquidity. Commercial paper purchased by certain Funds may include asset-backed commercial paper. Asset-backed commercial paper is issued by a SPE that is organized to issue the commercial paper and to purchase trade receivables or other financial assets. The credit quality of asset-backed commercial paper depends primarily on the quality of these assets and the level of any additional credit support. The repayment of asset-backed commercial paper depends primarily on the cash collections received from such an issuer’s underlying asset portfolio and the issuer’s ability to issue new asset-backed commercial paper.

Since certain Funds may hold investments in non-U.S. bank obligations, an investment in the Funds involves certain additional risks. Such investment risks include future political and economic developments, the possible imposition of withholding taxes on interest income payable on such obligations held by the Portfolios, the possible seizure or nationalization of non-U.S. deposits and the possible establishment of exchange controls or other non-U.S. governmental laws or restrictions applicable to the payment of the principal of and interest on certificates of deposit or fixed time deposits that might affect adversely such payment on such obligations held by the Portfolios. Additionally, there may be less public information available about non-U.S. entities. Non-U.S. issuers may be subject to less governmental regulation and supervision than U.S. issuers. Non-U.S. issuers also generally are not bound by uniform accounting, auditing and financial reporting requirements comparable to those applicable to U.S. issuers. See also “Foreign Investments-General.”

CORPORATE DEBT SECURITIES. To the extent consistent with their investment objectives and strategies, the Funds may invest in corporate debt securities (corporate bonds, debentures, notes and similar corporate debt instruments).

Corporate debt securities are taxable debt obligations issued by corporations and may pay fixed or variable rates of interest or interest at a rate contingent upon some other factor, such as the price of some commodity. Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to factors such as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. The market value of a debt security generally reacts inversely to interest rate changes. When prevailing interest rates decline, the price of the debt obligation usually rises, and when prevailing interest rates rise, the price usually declines.

CUSTODIAL RECEIPTS FOR TREASURY SECURITIES. To the extent consistent with their investment objectives and strategies, the Funds may acquire U.S. government obligations and their unmatured interest coupons that have been separated (“stripped”) by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. government obligations, the holder will resell the stripped securities in custodial receipt programs with a number of different names, such as TIGRs (Treasury Income Growth Receipts) and CATS (Certificates of Accrual on Treasury Securities). The stripped coupons are sold separately from the underlying principal, which usually is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities, which are ostensibly owned by the bearer or holder), in trust on behalf of the owners.

Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. government obligations for federal tax purposes. The Trust is unaware of any binding legislative, judicial or administrative authority on this issue. Custodial receipts may not be considered obligations of the U.S. government or other issuer of the security held by the custodian for purposes of the securities laws. If for tax purposes a Fund is not considered to be the owner of the securities held in the underlying trust or custodial account, the Fund may suffer adverse tax consequences. As a holder of custodial receipts, a Fund will bear its proportionate share of the fees or expenses charged to the custodial account.

CYBERSECURITY RISK. With the increased use of technologies such as mobile devices and Web-based or “cloud” applications, and the dependence on the Internet and computer systems to conduct business, the Funds are susceptible to operational, information security and related risks. In general, cybersecurity incidents can result from deliberate attacks or unintentional events (arising from external or internal sources) that may cause the Funds to lose proprietary information, suffer data corruption, physical damage to a computer or network system or lose operational capacity. Cybersecurity attacks include, but are not limited to, infection by malicious software, such as malware or computer viruses or gaining unauthorized access to digital systems, networks or devices that are used to service the Funds’ operations (e.g., through “hacking,” “phishing” or malicious software coding) or other means for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cybersecurity attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on the Funds’ websites (i.e., efforts to make network services unavailable to intended users). In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on the Funds’ systems. Geopolitical tensions may, from time to time, increase the scale and sophistication of deliberate cyberattacks.

Cybersecurity incidents affecting the Investment Adviser, other service providers (including, but not limited to, the sub-administrator, custodian, sub-custodians, transfer agent and financial intermediaries) or the Funds’ shareholders have the ability to cause disruptions and impact business operations, potentially resulting in financial losses to both the Funds and their shareholders, interference with the Funds’ ability to calculate their net asset values (“NAV”), impediments to trading, the inability of Fund shareholders to transact business and the Funds to process transactions (including fulfillment of Fund share purchases and redemptions), violations of applicable privacy and other laws (including the release of private shareholder information) and attendant breach notification and credit monitoring costs, regulatory fines, penalties, litigation costs, reputational damage, reimbursement or other compensation costs, forensic investigation and remediation costs, and/or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Funds invest, counterparties with which the Funds engage in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and other service providers) and other parties. In addition, substantial costs may be incurred in order to safeguard against and reduce the risk of any cybersecurity incidents in the future. In addition to administrative, technological and procedural safeguards, the Investment Adviser has established business continuity plans in the event of, and risk management systems to prevent or reduce the impact of, such cybersecurity incidents. However, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified, as well as the rapid development of new threats. Furthermore, the Funds and the Investment Adviser have limited ability to prevent or mitigate cybersecurity incidents affecting third-party service providers, and such third-party service providers may have limited indemnification obligations to the Funds or the Investment Adviser, and the Funds cannot control the cybersecurity plans and systems put in place by their service providers or any other third parties whose operations may affect the Funds or their shareholders. The Funds and their shareholders could be negatively impacted as a result.

DEMAND FEATURES AND GUARANTEES. To the extent consistent with their investment objectives and strategies, the Funds may invest in securities that have demand features, guarantees or similar credit and liquidity enhancements. A demand feature permits the holder of the security to sell the security within a specified period of time at a stated exercise price and entitles the holder of the security to receive an amount equal to the approximate amortized cost of the security plus accrued interest. A guarantee permits the holder of the security to receive, upon presentment to the guarantor, the principal amount of the underlying security plus accrued interest when due or upon default. A guarantee is the unconditional obligation of an entity other than the issuer of the security. Demand features and guarantees can effectively:

•	shorten the maturity of a variable or floating rate security;
•	enhance the security’s credit quality; and
•	enhance the ability to sell the security.

The aggregate price for a security subject to a demand feature or a guarantee may be higher than the price that would otherwise be paid for the security without the guarantee or the demand feature. When a Fund purchases securities subject to guarantees or demand features, there is an increase in the cost of the underlying security and a corresponding reduction in its yield. Securities with demand features may involve certain expenses and risks, including the inability of the issuer of the security to pay for the underlying securities at the time the demand is exercised, non-marketability of the security and differences between the maturity of the underlying security and the maturity of the demand security. Because each Fund invests in securities backed by banks and other financial institutions, changes in the credit quality of these institutions could cause losses to the Fund.

EXCHANGE RATE-RELATED SECURITIES. To the extent consistent with their investment objective and strategies, the Funds may invest in exchange rate-related securities. Exchange rate-related securities represent certain foreign debt obligations whose principal values are linked to a foreign currency but which are repaid in U.S. dollars. The principal payable on an exchange rate-related security is subject to currency risk. In addition, the potential illiquidity and high volatility of the foreign exchange market may make exchange rate-related securities difficult to sell prior to maturity at an appropriate price.

EXCHANGE-TRADED NOTES. To the extent consistent with their investment objectives and strategies, the Funds may invest in Exchange-Traded Notes (“ETNs”). ETNs are a type of debt security that trades on exchanges and promises a return linked to a market index or other benchmark. ETNs are unsecured debt obligations of the issuer—typically a bank or another financial institution. They differ from traditional bonds in certain ways. For example, unlike traditional bonds, ETNs typically do not pay any interest payments to investors. Instead, the issuer promises to pay the holder of the ETN an amount determined by the performance of the underlying index or benchmark on the ETN’s maturity date (typically 10, 30 or in some cases even 40 years from issuance), minus any specified fees. The performance of an ETN over long periods can differ significantly from the performance of the underlying index or benchmark. Some ETNs are callable at the issuer’s discretion. In addition, unlike traditional bonds, ETNs trade on exchanges throughout the day at prices determined by the market, similar to stocks or ETFs. But unlike index-based ETFs, ETNs do not buy or hold assets to replicate or approximate the performance of the underlying index. The secondary market price of an ETN may differ significantly from its indicative value as calculated by the issuer.

The issuer of an ETN may engage in trading activity that is at odds with the interests of investors who hold the ETNs.

ETNs carry various risks, including default risk, credit risk, market risk and liquidity risk. The absence of an active secondary market for ETNs could make it difficult to dispose of the ETNs.

FOREIGN CURRENCY TRANSACTIONS. To the extent consistent with their investment objectives and strategies, the Funds may enter into forward foreign currency exchange contracts in order to protect against a possible loss on investments resulting from a decline or appreciation in the value of a particular foreign currency against the U.S. dollar or another foreign currency or for other reasons, the Funds are authorized to enter into forward foreign currency exchange contracts. These contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward foreign currency exchange contracts do not eliminate fluctuations in the values of portfolio securities but rather allow a Fund to establish a rate of exchange for a future point in time.

When entering into a contract for the purchase or sale of a security, a Fund may enter into a forward foreign currency exchange contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.

When the Investment Adviser anticipates that a particular foreign currency may decline relative to the U.S. dollar or other leading currencies, in order to reduce risk, a Fund may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of some or all of the Fund’s securities denominated in such foreign currency. Similarly, when the securities held by a Fund create a short position in a foreign currency, a Fund may enter into a forward contract to buy, for a fixed amount, an amount of foreign currency approximating the short position. With respect to any forward foreign currency exchange contract, it generally will not be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward contracts may offer protection from losses resulting from declines or appreciation in the value of a particular foreign currency, they also limit potential gains, which might result from changes in the value of such currency. A Fund also may incur costs in connection with forward foreign currency exchange contracts and conversions of foreign currencies and U.S. dollars.

In addition, to the extent consistent with their investment objectives and strategies, the Funds may purchase or sell forward foreign currency exchange contracts to seek to increase total return or for cross-hedging purposes and may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency if the investment management team believes that there is a pattern of correlation between the two currencies. Additionally, to the extent consistent with their investment objectives and strategies, the Funds may also purchase or sell forward foreign currency exchange contracts to gain exposure to certain currencies.

FOREIGN INVESTMENTS—GENERAL. To the extent consistent with its investment objectives and strategies, each Fund may invest in foreign securities, including bonds and other fixed income securities of foreign issuers. Foreign fixed-income securities may include eurodollar convertible securities, which are fixed-income securities that are issued in U.S. dollars outside the U.S. and are convertible into or exchangeable for equity securities of the same or a different issuer.

To the extent consistent with their investment objectives and strategies, the Funds also may invest in U.S. dollar-denominated obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies, instrumentalities or sponsored enterprises, as well as other foreign issuers. These obligations may be issued by supranational entities, including international organizations (such as the International Bank for Reconstruction and Development (also known as the World Bank)) designed or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies.

Investment in foreign securities involves special risks. These include market risk, interest rate risk, market trading risk and currency risk. Market risk involves the possibility that security prices will decline over short or even extended periods. The markets tend to be cyclical, with periods of generally rising prices and periods of generally declining prices. These cycles will affect the value of a Fund to the extent that it invests in foreign securities. The holdings of a Fund, to the extent that it invests in fixed-income securities, will be sensitive to changes in interest rates and the interest rate environment. Generally, the prices of bonds and debt securities fluctuate inversely with interest rate changes. In addition, the performance of investments in securities denominated in a foreign currency will depend on the strength of the foreign currency against the U.S. dollar and the interest rate environment in the country issuing the currency. Absent other events that could otherwise affect the value of a foreign security (such as a change in the political climate or an issuer’s credit quality), appreciation in the value of the foreign currency generally can be expected to increase the value of a foreign currency-denominated security in terms of U.S. dollars. A rise in foreign interest rates or decline in the value of the foreign currency relative to the U.S. dollar generally can be expected to depress the value of a foreign currency-denominated security. Generally, the prices of bonds and debt securities fluctuate inversely with interest rate changes.

There are other risks and costs involved in investing in foreign securities, which are in addition to the usual risks inherent in domestic investments. Investment in foreign securities involves higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments also involve risks associated with less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political, financial, social and economic developments in foreign countries (including, for example, military confrontations, war and terrorism), the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or freezes on the convertibility of currency, trade restrictions (including tariffs) or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign banks and foreign branches of domestic banks are subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements. Also, the legal remedies for investors may be more limited than the remedies available in the U.S. Additionally, many countries throughout the world are dependent on a healthy U.S. economy and are adversely affected when the U.S. economy weakens or its markets decline. For example, the decline in the U.S. subprime mortgage market quickly spread throughout global credit markets, triggering a liquidity crisis that affected fixed-income and equity markets around the world.

The energy, materials and agriculture sectors may account for a large portion of a foreign country’s exports. Any changes in these sectors or fluctuations in the commodity markets could have an adverse impact on a country’s economy. Commodity prices may be influenced or characterized by unpredictable factors, including where applicable, high volatility, changes in supply and demand relationships, weather, agriculture, trade, pestilence, changes in interest rates and monetary and other governmental policies, action and inaction. Securities of companies held by a Fund that are dependent on a single commodity, or are concentrated in a single commodity sector, may typically exhibit even higher volatility attributable to commodity prices.

European countries can be affected by the significant fiscal and monetary controls that the European Economic and Monetary Union (“EMU”) imposes for membership. Europe’s economies are diverse, its governments are decentralized, and its cultures vary widely. Several European Union (“EU”) countries, including Greece, Ireland, Italy, Spain and Portugal, have faced budget issues, some of which may have negative long-term effects for the economies of those countries and other EU countries. There is continued concern about national-level support for the euro and the accompanying coordination of fiscal and wage policy among EMU member countries. Member countries are required to maintain tight control over inflation, public debt, and budget deficit to qualify for membership in the EMU. These requirements can severely limit the ability of EMU member countries to implement monetary policy to address regional economic conditions.

Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and without Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world.

To the extent consistent with their investment objectives and strategies, the Funds may invest in foreign debt, including the securities of foreign governments, in both developed and emerging markets. Several risks exist concerning such investments, including the risk that foreign governments may default on their obligations, may not respect the integrity of such debt, may attempt to renegotiate the debt at a lower rate, and may not honor investments by U.S. entities or citizens.

Although each Fund may invest in securities denominated in foreign currencies, its portfolio securities and other assets are valued in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time causing, together with other factors, a Fund’s NAV to fluctuate as well. Currency exchange rates can be affected unpredictably by the intervention or the failure to intervene by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. To the extent that a Fund’s total assets, adjusted to reflect a Fund’s net position after giving effect to currency transactions, are denominated in the currencies of foreign countries, a Fund will be more susceptible to the risk of adverse economic and political developments within those countries.

Dividends and interest payable on a Fund’s foreign portfolio securities may be subject to foreign withholding taxes. To the extent such taxes are not offset by credits or deductions allowed to investors under U.S. federal income tax law, they may reduce the net return to the shareholders. See “Taxes.”

A Fund’s income and, in some cases, capital gains from foreign stocks and securities will be subject to applicable taxation in certain of the countries in which they invest, and treaties between the U.S. and such countries may not be available in some cases to reduce the otherwise applicable tax rates. See “Taxes.”

A Fund also is subject to the possible imposition of exchange control regulations or freezes on the convertibility of currency. In addition, through the use of forward currency exchange contracts with other instruments, the respective net currency positions of a Fund may expose the Fund to risks independent of its securities positions. Although the net long and short foreign currency exposure of the Funds will not exceed their respective total asset values, to the extent that a Fund is fully invested in foreign securities while also maintaining currency positions, it may be exposed to greater risk than it would have if it did not maintain the currency positions.

Investors should understand that the expense ratios of the Funds that invest primarily in foreign securities can be expected to be higher than those funds investing primarily in domestic securities. The costs attributable to investing abroad usually are higher for several reasons, such as the higher cost of investment research, higher costs of custody of foreign securities, higher commissions paid on comparable transactions on foreign markets and additional costs arising from delays in settlements of transactions involving foreign securities.

Foreign securities are generally held outside the U.S. in the primary market for the securities in the custody of certain eligible foreign banks and trust companies appointed by a Fund’s custodian, as permitted under the 1940 Act (“foreign sub-custodians”). Settlement practices for foreign securities may differ from those in the U.S. Some foreign sub-custodians may be recently organized or new to the foreign custody business. Some countries have limited governmental oversight and regulation of industry practices, stock exchanges, depositories, registrars, brokers and listed companies, which increases the risk of corruption and fraud and the possibility of losses to the Funds. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a foreign sub-custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well-regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Under certain circumstances, foreign securities may settle on a delayed delivery basis, meaning that the Funds may be required to make payment for securities before the Funds have actually received delivery of the securities or deliver securities prior to the receipt of payment. Typically, in these cases, the Funds will receive evidence of ownership in accordance with the generally accepted settlement practices in the local market entitling the Funds to deliver payment at a future date, but there is a risk that the security will not be delivered to the Funds or that payment will not be received, although the Funds and their foreign sub-custodians take reasonable precautions to mitigate this risk.

Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a Fund remains uninvested and no return is earned on such assets. The inability of a Fund to make intended security purchases or sales due to settlement problems could result in missed attractive investment opportunities, losses to the Fund due to subsequent declines in value of the portfolio securities or, if the Fund has entered into a contract to sell the securities, possible liability to the purchaser. Losses can also result from lost, stolen or counterfeit securities; defaults by brokers and banks; failures or defects of the settlement system; or poor and improper record keeping by registrars and issuers.

Share blocking refers to a practice in certain foreign markets under which an issuer’s securities are blocked from trading at the custodian or sub-custodian level for a specified number of days before and, in certain instances, after a shareholder meeting where a vote of shareholders takes place. The blocking period can last up to several weeks. Share blocking may prevent the Funds from buying or selling securities during this period, because during the time shares are blocked, trades in such securities will not settle. It may be difficult or impossible to lift blocking restrictions, with the particular requirements varying widely by country.

FORWARD COMMITMENTS, WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS. To the extent consistent with their investment objectives and strategies, each Fund may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment (sometimes called delayed-delivery) basis. These transactions involve a commitment by the Fund to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions normally are negotiated directly with the other party. In addition, recently implemented rule amendments of the Financial Industry Regulatory Authority included mandatory margin requirements that require a Fund to post collateral in connection with its To Be Announced (“TBA”) transactions. There is no similar requirement applicable to a Fund’s TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to a Fund and impose added operational complexity.

A Fund will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or negotiate a commitment after entering into it. A Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. A Fund may realize a capital gain or loss in connection with these transactions.

FUTURES CONTRACTS AND RELATED OPTIONS. To the extent consistent with their investment objectives and strategies, the Funds may invest in futures contracts and may purchase and sell call and put options on futures contracts for hedging purposes, to seek to increase total return or for liquidity management purposes, to invest cash balances or dividends or to minimize trading costs; or to gain exposure to certain countries and currencies.

The Investment Adviser, with respect to each Fund, has claimed an exclusion from the definition of the term “commodity pool operator” (“CPO”) under the Commodity Exchange Act, and, therefore, is not subject to registration or regulation as a pool operator under that Act with respect to the Funds. The Funds will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirement of the Internal Revenue Code of 1986, as amended (the “Code”) for maintaining their qualifications as regulated investment companies for federal income tax purposes.

With respect to investments in swap transactions, commodity futures, commodity options or certain other derivatives used for purposes other than bona fide hedging purposes, an investment company must meet one of the following tests under the amended regulations in order to claim an exemption from being considered a “commodity pool” or a CPO. First, the aggregate initial margin and premiums required to establish an investment company’s positions in such investments may not exceed five percent (5%) of the liquidation value of the investment company’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments). Alternatively, the aggregate net notional value of such instruments, determined at the time of the most recent position established, may not exceed one hundred percent (100%) of the liquidation value of the investment company’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, the investment company may not market itself as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps and derivatives markets. In the event that the Investment Adviser was required to register as a CPO, the disclosure and operations of the Funds would need to comply with all applicable CFTC regulations. Compliance with these additional registration and regulatory requirements would increase operational expenses. Other potentially adverse regulatory initiatives could also develop. A related CFTC proposal to harmonize applicable CFTC and SEC regulations could, if adopted, mitigate certain disclosure and operational burdens if CPO registration were required.

When used as a hedge, a Fund may sell a futures contract in order to offset a decrease in the market value of its portfolio securities that might otherwise result from a market decline or currency exchange fluctuations. A Fund may do so either to hedge the value of its portfolio securities as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, a Fund may purchase a futures contract as a hedge in anticipation of a purchase of securities. In addition, a Fund may utilize futures contracts in anticipation of changes in the composition of its portfolio holdings.

Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association (the “NFA”) nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, persons who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC regulations and the rules of the NFA and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided them by the NFA or any domestic futures exchange. In particular, a Fund’s investments in foreign futures or foreign options transactions may not be provided the same protections in respect of transactions on U.S. futures exchanges. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.

Certain derivatives traded in over-the-counter (“OTC”) markets, including indexed securities, swaps and OTC options, involve substantial liquidity risk. The absence of liquidity may make it difficult or impossible for a Fund to sell such instruments promptly at an acceptable price. The absence of liquidity may also make it more difficult for a Fund to ascertain a market value for such instruments.

Because derivatives traded in OTC markets are not guaranteed by an exchange or clearing corporation and may not require payment of margin, to the extent that a Fund has unrealized gains in such instruments or has deposited collateral with its counterparty the Fund is at risk that its counterparty will become bankrupt or otherwise fail to honor its obligations. A Fund will attempt to minimize these risks by engaging in transactions in derivatives traded in OTC markets only with financial institutions that have substantial capital or that have provided the Fund with a third-party guaranty or other credit enhancement.

For a further description of futures contracts and related options, see Appendix B to this SAI.

HIGH YIELD FOREIGN SOVEREIGN DEBT SECURITIES. To the extent consistent with their investment objectives and strategies, the Funds may purchase high yield foreign sovereign debt securities. Investing in fixed and floating rate high yield foreign sovereign debt securities will expose the Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities. The ability of a foreign sovereign obligor to make timely payments on its external debt obligations will also be strongly influenced by the obligor’s balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. Countries such as those in which the Fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate or trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability (e.g., government instability, poor socioeconomic conditions, corruption, lack of democratic accountability, internal and external conflict, poor quality of bureaucracy, and religious and ethnic tensions). Additional factors that may influence the ability or willingness to service debt include, but are not limited to, a country’s cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole and its government’s policy towards the International Monetary Fund, the World Bank and other international agencies. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than U.S. dollars, its ability to make debt payments denominated in U.S. dollars could be adversely affected. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government’s implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds, which may further impair the obligor’s ability or willingness to timely service its debts.

ILLIQUID OR RESTRICTED INVESTMENTS. Pursuant to Rule 22e-4 under the 1940 Act (“Rule 22e-4”), each of the Funds may invest up to 15% of its net assets in illiquid investments. An illiquid investment as defined in Rule 22e-4 is an investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions within 7 calendar days or less without the sale or disposition significantly changing the market value of the investment. The Funds may purchase commercial paper issued pursuant to Section 4(a)(2) of the 1933 Act and investments that are not registered under the 1933 Act, including restricted securities that can be offered and sold to “qualified institutional buyers” under Rule 144A under the 1933 Act (“Rule 144A securities”) and securities of U.S. and non-U.S. issuers offered through private offerings pursuant to Regulation S of the 1933 Act (“Regulation S securities”). The Investment Adviser will consider whether restricted securities are liquid or illiquid, taking into account relevant market trading and investment-specific considerations consistent with applicable SEC guidance. Investing in Rule 144A securities could increase the level of illiquidity during any period that qualified institutional buyers become uninterested in purchasing these investments. Offerings of Regulation S securities may be conducted outside of the United States, and Regulation S securities may be relatively less liquid as a result of legal or contractual restrictions on resale. Although Regulation S securities may be resold in privately negotiated transactions, the price realized from these sales could be less than that originally paid by a Fund. To the extent an investment held by a Fund is deemed to be an illiquid investment or a less liquid investment, the Fund will be exposed to greater liquidity risk.

The Trust has implemented a liquidity risk management program and related procedures to identify illiquid investments pursuant to Rule 22e-4, and the Trustees have approved the designation of the Investment Adviser to administer the Trust’s liquidity risk management program and related procedures.

A Fund may be limited in pursuing investment opportunities, particularly those in emerging and frontier markets by the limits on its ability to hold illiquid investments. Certain investments trade in lower volume and may be less liquid than securities of large established companies. Because Rule 22e-4 places a limit of 15% of net assets that can be invested in illiquid investments, a Fund may be forced to forego investments in securities that are deemed illiquid.

INFLATION-INDEXED SECURITIES. To the extent consistent with their investment objectives and strategies, the Funds may invest in U.S. Treasury Inflation-Protected Securities (“TIPS”).

Inflation-indexed securities issued by the U.S. Treasury have varying maturities and pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. If a Fund purchases inflation-indexed securities on the secondary market whose principal values have been adjusted upward due to inflation since issuance, the Fund may experience a loss if there is a subsequent period of deflation. A Fund also may invest in other inflation-related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for All Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

The taxation of inflation-indexed Treasury securities is similar to the taxation of conventional bonds. Both interest payments and the difference between original principal and the inflation-adjusted principal will be treated as interest income subject to taxation. Interest payments are taxable when received or accrued. The inflation adjustment to the principal is subject to tax in the year the adjustment is made, not at maturity of the security when the cash from the repayment of principal is received. If an upward adjustment has been made (which typically should happen), investors in non-tax-deferred accounts will pay taxes on this amount currently. Decreases in the indexed principal can be deducted only from current or previous interest payments reported as income. Inflation-indexed Treasury securities therefore have a potential cash flow mismatch to an investor, because investors must pay taxes on the inflation-adjusted principal before the repayment of principal is received. It is possible that, particularly for high income tax bracket investors, inflation-indexed Treasury securities would not generate enough income in a given year to cover the tax liability they could create. This is similar to the current tax treatment for zero-coupon bonds and other discount securities. If inflation-indexed Treasury securities are sold prior to maturity, capital losses or gains are realized in the same manner as traditional bonds.

INTEREST RATE SWAPS, CURRENCY SWAPS, TOTAL RATE OF RETURN SWAPS, CREDIT SWAPS, AND INTEREST RATE FLOORS, CAPS AND COLLARS. To the extent consistent with their investment objectives and strategies, the Funds may enter into swap transactions, including interest rate, total rate of return, credit and currency swap transactions, and transactions involving interest rate floors, caps and collars for hedging purposes and/or to seek to increase total return. These instruments are privately negotiated over-the-counter derivative products. A great deal of flexibility is possible in the way these instruments are structured. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. The purchase of an interest rate floor or cap entitles the purchaser to receive payments of interest on a notional principal amount from the seller, to the extent the specified index falls below (floor) or exceeds (cap) a predetermined interest rate. Interest rate and currency swaps are contracts that obligate a Fund and another party to exchange their rights to pay or receive interest or specified amounts of currency, respectively. Interest rate floors entitle the purchasers to receive interest payments if a specified index falls below a predetermined interest rate. Interest rate caps entitle the purchasers to receive interest payments if a specified index exceeds a predetermined interest rate. An interest rate collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates. Total rate of return swaps are contracts that obligate a party to pay or receive interest in exchange for the payment by the other party of the total return generated by a security, a basket of securities, an index or an index component. Credit swaps are contracts involving the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of a referenced debt obligation or underlying securities comprising a referenced index. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or, in the case of credit default swaps, the right to receive or make a payment from the other party, upon the occurrence of specific credit events. Currency swaps involve the exchange of the rights of a Fund and another party to make or receive payments in specific currencies.

Some transactions, such as interest rate swaps and total rate of return swaps are entered into on a net basis, i.e.; the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. If the other party to such a transaction defaults, a Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. In contrast, other transactions involve the payment of the gross amount owed. For example, currency swaps usually involve the delivery of the entire principal amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations.

Credit default swaps are contracts whereby one party makes periodic payments to a counterparty in exchange for the right to receive from the counterparty a payment equal to the par (or other agreed-upon) value of a referenced debt obligation or an underlying security comprising a referenced index in the event of a default by the issuer of the debt obligation or the underlying security comprising the referenced index. The use of credit default swaps may be limited by the Funds’ limitations on illiquid investments.

When used for hedging purposes, a Fund would be the buyer of a credit default swap contract. In that case, the Fund would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation or an underlying security comprising a referenced index from the counterparty to the contract in the event of a default by a third party, such as a U.S. or non-U.S. issuer, on a debt obligation. In return, the Fund would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would have spent the stream of payments and received no benefit from the contract.

When a Fund is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation or an underlying security comprising a referenced index. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total assets, the Fund would be subject to investment exposure on the notional amount of the swap.

In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation or an underlying security comprising a referenced index (as opposed to a credit downgrade or other indication of financial difficulty). Credit default swaps also involve credit risk—that the seller may fail to satisfy its payment obligations to the Fund in the event of a default.

A Fund will not enter into a total rate of return, credit, currency or interest rate swap or interest rate floor, cap or collar transaction unless the unsecured commercial paper, senior debt or the claims-paying ability of the other party thereto is rated either A or A-1 or better by S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”), or A or Prime-1 or better by Moody’s Ratings (“Moody’s”) or a comparable rating from another organization that is recognized as a nationally recognized statistical ratings organization or, if unrated by such rating organization, is determined to be of comparable quality by the Investment Adviser. If there is a default by the other party to such transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction.

The use of interest rate, total rate of return, credit and currency swaps, as well as interest rate caps, floors and collars, is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if these investment techniques were not used.

In addition, these transactions can involve greater risks than if a Fund had invested in the reference obligation directly because, in addition to general market risk, swaps are subject to illiquidity risk, counterparty risk, credit risk and pricing risk. Because they are two party contracts and because they may have terms of greater than seven days, swap transactions may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap counterparty. Many swaps are complex and often valued subjectively. Swaps may be subject to pricing or “basis” risk, which exists when a particular swap becomes extraordinarily expensive relative to historical prices or the price of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity. If a swap transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments that are traded in the interbank market. The Investment Adviser, under the supervision of the Board, is responsible for determining and monitoring the liquidity of a Fund’s transactions in swaps, caps, floors and collars. Under the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), certain derivatives will potentially become subject to margin requirements and swap dealers will potentially be required to collect margin from a Fund with respect to such derivatives.

The Dodd-Frank Act and related regulatory developments have imposed comprehensive regulatory requirements on swaps and swap market participants. The regulatory framework includes: (1) registration and regulation of swap dealers and major swap participants; (2) requiring central clearing and execution of standardized swaps; (3) imposing margin requirements on swap transactions; (4) regulating and monitoring swap transactions through position limits and large trader reporting requirements; and (5) imposing recordkeeping and centralized and public reporting requirements, on an anonymous basis, for most swaps. Rules requiring initial margin to be posted by certain market participants for uncleared swaps have been adopted and are being phased in over time. When these rules take effect with respect to the Funds, if a Fund is deemed to have material swaps exposure under applicable swap regulations, it will be required to post initial margin in addition to variation margin. These instruments may be subject to additional regulation as qualified financial contracts (see “Qualified Financial Contracts” below for additional information).

INVESTMENT COMPANIES. To the extent consistent with their investment objectives and strategies, the Funds may invest in the securities of other affiliated and unaffiliated investment companies. Investments by a Fund in other investment companies, including ETFs, will be subject to the limitations of the 1940 Act except as permitted by an SEC exemptive order or rule that permits them to invest in certain other investment companies, including ETFs, beyond the limits contained in the 1940 Act, subject to certain terms and conditions. Pursuant to an exemptive order, those limits will not apply to the investment of securities lending collateral by the Funds in certain investment portfolios advised by NTI. In addition, those limits will not apply to the investment of uninvested cash balances in shares of registered or unregistered money market funds whether affiliated or unaffiliated. The foregoing exemption, however, only applies to an unregistered money market fund that (i) limits its investments to those in which a money market fund may invest under Rule 2a-7 of the 1940 Act, and (ii) undertakes to comply with all the other provisions of Rule 2a-7.

Certain investment companies in which the Funds may invest may be new funds. There can be no assurance that a new investment company will grow to an economically viable size, in which case the investment company may cease operations. In such an event, a Fund may be required to liquidate or transfer its investment at an inopportune time.

The Funds may invest uninvested cash in the U.S. Government Portfolio (the “Sweep Portfolio”) of Northern Institutional Funds (“NIF”), an investment company that is advised by NTI.

The Sweep Portfolio seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity by investing exclusively in high-quality money market instruments. The Sweep Portfolio and the respective Funds treat investments in the Sweep Portfolio as the purchase and redemption of the Sweep Portfolio’s Shares. Any Fund investing in the Sweep Portfolio pursuant to an exemptive order participates equally on a pro rata basis in all income, capital gains and net assets of the Sweep Portfolio, and will have all rights and obligations of a shareholder, as provided in the NIF Trust Agreement, including voting rights. In addition to the management, transfer agency and custody fees payable by the Funds to the Investment Adviser and/or its affiliates, each Fund that invests its uninvested cash in the Sweep Portfolio pursuant to the terms of the exemptive order will bear indirectly a proportionate share of the Sweep Portfolio’s operating expenses, which include the foregoing fees. Currently, the aggregate annual rate of management, transfer agent and custodial fees payable to the Investment Adviser and/or its affiliates on the uninvested cash invested in the Sweep Portfolio is 0.25%. As further discussed herein and consistent with the exemptive order, the Investment Adviser is currently reimbursing each of the Funds invested in the Sweep Portfolio for the net management fees attributable to advisory services otherwise payable by the Fund on any assets invested in the Sweep Portfolio. The exemptive order requires the Funds’ Board to determine before a vote on the Management Agreement (as defined herein) that the management fees incurred in connection with the investment of uninvested cash in affiliated money market funds are not for duplicative services.

Rule 12d1-4 under the 1940 Act allows a fund to acquire the securities of another investment company in excess of the limitations imposed by Section 12 of the 1940 Act without obtaining an exemptive order from the SEC, subject to certain limitations and conditions. Rule 12d1-4 also is designed to limit the use of complex fund structures. Under Rule 12d1-4, an acquired fund is prohibited from purchasing or otherwise acquiring the securities of another investment company or private fund if, immediately after the purchase, the securities of investment companies and private funds owned by the acquired fund have an aggregate value in excess of 10% of the value of the acquired fund’s total assets, subject to certain limited exceptions. Accordingly, to the extent a Fund’s shares are sold to other investment companies in reliance on Rule 12d1-4, the Fund will be limited in the amount it could invest in other investment companies and private funds. In addition to Rule 12d1-4, the 1940 Act and related rules provide certain other exemptions from these restrictions. If required by the 1940 Act or the rules thereunder, each Fund expects to vote the shares of other investment companies that are held by it in the same proportion as the vote of all other holders of such securities.

To the extent consistent with its investment objective and strategies, a Fund may invest all or substantially all of its assets in a single open-end investment company or series thereof with substantially the same investment objective, strategy and restrictions as the Fund. However, each Fund currently intends to limit its investments in securities issued by other investment companies to the extent described above. A Fund may adhere to other limitations with respect to its investments in securities issued by other investment companies if required or permitted by the SEC or deemed to be in the best interests of the Trust.

In addition to the fees and expenses that a Fund directly bears, the Fund indirectly bears the fees and expenses of any investment company in which it invests, including affiliated funds. By investing in another investment company, a Fund will be exposed to the investment risks of the investment company in direct proportion to such investment. The investment company may not achieve its investment objective.

LIQUIDITY RISK. Liquidity risk is the risk that the Funds will not be able to pay redemption proceeds within the time periods described in a timely manner because of unusual market conditions, an unusually high volume of redemption requests, legal restrictions impairing a Fund’s ability to sell particular securities or close out derivative positions at an advantageous market price or other reasons. Certain portfolio securities may be less liquid than others, which may make them difficult or impossible to sell at the time and the price that the Funds would like or difficult to value. The Funds may have to lower the price, sell other securities instead or forgo an investment opportunity. In addition, less liquid securities may be more difficult to value and markets may become less liquid when there are fewer interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. For the same reason, less liquid securities that a Fund may want to invest in may be difficult or impossible to purchase. Federal banking regulations may also cause certain dealers to reduce their inventories of certain securities, which may further decrease a Fund’s ability to buy or sell such securities. All of these risks may increase during periods of market turmoil and could have a negative effect on portfolio management or performance. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from money market and other fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity. Funds with principal investment strategies that involve investments in securities of companies with smaller market capitalizations, foreign securities derivatives or securities with potential market and/or credit risk tend to have the greatest exposure to liquidity risk. All of these risks may increase during periods of market volatility. The liquidity of certain assets, such as privately issued and non-investment grade mortgage- and asset-backed securities, may be difficult to ascertain and may change over time. Transactions in less liquid securities may entail transaction costs that are higher than those for transactions in more liquid securities.

MONEY MARKET FUND INVESTMENTS. To the extent consistent with their investment objectives and strategies, the Funds may invest in money market funds. Certain money market funds in which the Funds may invest calculate their NAV per share to the fourth decimal place (e.g., $1.0000) reflecting market-based values of the money market fund’s holdings. Because the share price of these money market funds will fluctuate, when a Fund sells its shares they may be worth more or less than what the Fund originally paid for them. These money market funds may impose a “liquidity fee” upon the redemption of their shares and generally must impose a fee when net sales of the fund’s shares exceed certain levels. These measures may result in an investment loss or prohibit a Fund from redeeming shares when the Investment Adviser would otherwise redeem shares. If a liquidity fee is imposed, an investing Fund may have to sell other investments at less than opportune times to raise cash to meet shareholder redemptions or for other purposes.

Funds may also invest in money market funds that operate as “government money market funds” under Rule 2a-7. Government money market funds may seek to maintain a stable price of $1.00 per share and are generally not subject to requirements related to liquidity fees. However, government money market funds typically offer lower yields than other money market funds with fluctuating share prices. Government money market funds face a risk that the money market fund will not be able to maintain a NAV per share of $1.00 at all times. A significant enough market disruption or drop in market prices of securities held by the government money market fund, especially at a time when the fund needs to sell securities to meet shareholder redemption requests, could cause the value of the government money market shares to decrease to a price less than $1.00 per share.

A Fund could lose money invested in a money market fund. An investment in a money market fund, including a government money market fund, is not insured or guaranteed by the fund sponsor, FDIC or any other government agency. A money market fund’s sponsor has no legal obligation to provide financial support to the money market fund, and you should not expect that the sponsor or any person will provide financial support to a money market fund at any time.

Money market funds are subject to comprehensive regulations. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operation, performance and/or yield of money market funds.

MORTGAGE DOLLAR ROLLS. To the extent consistent with its investment objective and strategies, each Fund may enter into mortgage “dollar rolls” in which a Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity), but not identical, securities on a specified future date. A Fund gives up the right to receive principal and interest paid on the securities sold. However, a Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”) or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of a Fund. The benefits derived from the use of mortgage dollar rolls may depend upon the Investment Adviser’s ability to correctly predict mortgage prepayments and interest rates. There is no assurance that mortgage dollar rolls can be successfully employed.

For financial reporting and tax purposes, each Fund proposes to treat mortgage dollar rolls as two separate transactions; one transaction involving the purchase of a security and a separate transaction involving a sale. No Fund currently intends to enter into mortgage dollar rolls that are accounted for as a financing.

Mortgage dollar rolls involve certain risks, including the following: if the broker-dealer to whom a Fund sells the security becomes insolvent, a Fund’s right to purchase or repurchase the mortgage-related securities subject to the mortgage dollar roll may be restricted. Also, the instrument that a Fund is required to repurchase may be worth less than an instrument that the Fund originally held. Successful use of mortgage dollar rolls will depend upon the Investment Adviser’s ability to manage a Fund’s interest rate and mortgage prepayments exposure. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed. The use of this technique may diminish the investment performance of a Fund compared with what such performance would have been without the use of mortgage dollar rolls.

MUNICIPAL INSTRUMENTS. To the extent consistent with their investment objectives and strategies, the Funds may invest in municipal instruments. The Funds invest their assets primarily in municipal instruments. Opinions relating to the validity of municipal instruments and to federal and state tax issues relating to these securities are rendered by bond counsel to the respective issuing authorities at the time of issuance. Such opinions may contain various assumptions, qualifications or exceptions that are reasonably acceptable to the Investment Adviser. Neither the Trust nor the Investment Adviser will review the proceedings relating to the issuance of municipal instruments or the bases for such opinions.

Municipal instruments generally are issued to finance public works, such as airports, bridges, highways, housing, health-related entities, transportation-related projects, educational programs, water and pollution control and sewer works. They also are issued to repay outstanding obligations, to raise funds for general operating expenses and to make loans to other public institutions and for other facilities. Municipal instruments include private activity bonds issued by or on behalf of public authorities. Private activity bonds are or have been issued to obtain funds to provide, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Private activity bonds also are issued to privately held or publicly owned corporations in the financing of commercial or industrial facilities.

State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities.

Municipal instruments include both “general” and “revenue” obligations. General obligations are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as lease revenue payments from the user of the facility being financed. Industrial development bonds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of an industrial revenue bond usually is directly related to the credit standing of the private user of the facility involved.

Within the principal classifications of municipal instruments described above there are a variety of categories, including municipal bonds, municipal notes, municipal leases, asset-backed securities such as custodial receipts and participation certificates. Municipal notes include tax, revenue and bond anticipation notes of short maturity, generally less than three years, which are issued to obtain temporary funds for various public purposes. Municipal leases and participation certificates are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities and may be subject to annual budget appropriations. Participation certificates may represent participation in a lease, an installment purchase contract, or a conditional sales contract. Certain municipal lease obligations (and related participation certificates) may include “non-appropriation” clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Some municipal lease obligations of this type are insured as to timely payment of principal and interest, even in the event of a failure by the municipality to appropriate sufficient funds to make payments under the lease. However, in the case of an uninsured municipal lease obligation, the Portfolios’ ability to recover under the lease in the event of a non-appropriation or default will be limited solely to the repossession of leased property without recourse to the general credit of the lessee, and disposition of the property in the event of foreclosure might prove difficult. Custodial receipts are underwritten by securities dealers or banks and evidence ownership of future interest payments, principal payments or both on certain municipal securities. Municipal leases (and participations in such leases) present the risk that a municipality will not appropriate funds for the lease payments. The Investment Adviser will determine the credit quality of any unrated municipal leases on an ongoing basis, including an assessment of the likelihood that the leases will not be canceled.

To the extent consistent with their investment objectives and strategies, the Funds also may invest in “moral obligation” bonds, which normally are issued by special purpose public authorities. If the issuer of a moral obligation bond is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund (if such a fund has been established), the restoration of which is a moral commitment but not a legal obligation of the state or municipality that created the issuer.

Municipal bonds with a series of maturity dates are called serial bonds. To the extent consistent with their investment objectives and strategies, the Funds may purchase serial bonds and other long-term securities provided that they have remaining maturities meeting the Funds’ maturity requirements. The Funds also may purchase long-term variable and floating rate bonds (sometimes referred to as “put bonds”) where a Fund obtains at the time of purchase the right to put the bond back to the issuer or a third party at par at least every thirteen months. This demand feature enhances a security’s liquidity by shortening its maturity. If a demand feature terminates prior to being exercised, a Portfolio would hold the longer-term security, which could experience substantially more volatility. Put bonds with conditional puts (that is, puts that cannot be exercised if the issuer defaults on its payment obligations) will present risks that are different than those of other municipal instruments because of the possibility that the Fund might hold long-term put bonds on which defaults occur following acquisition by the Fund.

To the extent consistent with their investment objectives and strategies, the Funds may acquire securities in the form of custodial receipts evidencing rights to receive a specific future interest payment, principal payment or both on certain municipal obligations. Such obligations are held in custody by a bank on behalf of the holders of the receipts. These custodial receipts are known by various names, including “Municipal Receipts,” “Municipal Certificates of Accrual on Tax-Exempt Securities” and “Municipal Zero-Coupon Receipts.” The Funds also may purchase certificates of participation that, in the opinion of counsel to the issuer, are exempt from regular federal income tax. Certificates of participation are a type of floating or variable rate of obligation that represents interests in a pool of municipal obligations held by a bank.

To the extent consistent with their investment objectives and strategies, the Funds also may invest in “tax credit bonds.” A tax credit bond is defined in the Code, as a “qualified tax credit bond” (which includes a qualified forestry conservation bond, a new clean renewable energy bond, a qualified energy conservation bond, a qualified school construction bond and a qualified zone academy bond, each of which must meet certain requirements specified in the Code), a “build America bond” (which includes certain qualified bonds issued before January 1, 2011) or certain other specified bonds. The Tax Cuts and Jobs Act (“TCJA”) repeals the rules related to tax credit bonds and is effective for bonds issued after December 31, 2017, but does not affect the tax treatment of bonds issued prior to January 1, 2018.

An issuer’s obligations under its municipal instruments are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal instruments may be materially adversely affected by litigation or other conditions. Such litigation or conditions may, from time to time, have the effect of introducing uncertainties in the market for municipal bonds or certain segments thereof or of materially affecting the credit risk with respect to particular bonds.

The municipal securities market can be significantly affected by political changes, including legislation or proposals at either the state or the federal level to eliminate or limit the tax-exempt status of municipal bond interest or the tax-exempt status of a municipal bond fund’s dividends which may otherwise make municipal bonds less attractive in comparison to taxable bonds or other types of investments. For example, under the Tax Reform Act of 1986, interest on certain private activity bonds must be included in an investor’s federal alternative minimum taxable income. Also, under the TCJA, the rules related to credit tax bonds and the exclusion from gross income for interest on a bond issued to advance refund another bond were repealed. The Trust cannot predict what legislation, if any, may be proposed in the future with regard to the federal income tax status of interest on municipal instruments or which proposals, if any, might be enacted. Such proposals, if enacted, might materially and adversely affect the availability of municipal instruments for investment by the Funds, and the Funds’ liquidity and value. In such an event, the Board would reevaluate the Funds’ investment objectives and strategies and consider changes in their structure or possible dissolution.

Certain of the municipal instruments held by a Fund may be insured as to the timely payment of principal and interest. The insurance policies usually will be obtained by the issuer of the municipal instrument at the time of its original issuance. In the event that the issuer defaults on an interest or principal payment, the insurer will be notified and will be required to make payment to the bondholders. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance will not protect against market fluctuations caused by changes in interest rates and other factors. Moreover, the insurers’ exposure to securities involving subprime mortgages may cause a municipal bond insurer’s rating to be downgraded or may cause the bond insurer to become insolvent, which may affect the prices and liquidity of municipal obligations insured by the insurance company. The Funds may invest more than 25% of their total assets in municipal instruments covered by insurance policies.

In addition, a single enhancement provider may provide credit enhancement to more than one of a Fund’s investments. Having multiple securities’ credit enhanced by the same enhancement provider will increase the adverse effects on a Fund that are likely to result from a downgrading of, or a default by, such an enhancement provider. Adverse developments in the banking or bond insurance industries also may negatively affect a Fund. Bond insurers that provide credit enhancement for large segments of the fixed-income markets, particularly the municipal bond market, may be more susceptible to being downgraded or defaulting during recessions or similar period of economic stress. Municipal bonds may be covered by insurance that guarantees timely interest payments and repayment of principal on maturity. If a bond’s insurer fails to fulfill its obligations or loses its credit rating, the value of the bond could drop. Insurance does not protect a Fund or its shareholders from losses caused by declines in a bond’s market value.

Municipal instruments purchased by the Funds may be backed by letters of credit or other forms of credit enhancement issued by foreign (as well as domestic) banks and other financial institutions. A change in the credit quality of these banks and financial institutions could, therefore, cause loss to a Fund that invests in municipal instruments. Letters of credit and other obligations of foreign financial institutions may involve certain risks in addition to those of domestic obligations.

To the extent consistent with their investment objectives and strategies, the Funds may invest in municipal leases, which may be considered liquid under guidelines established by the Board. Determination of the liquidity of a municipal lease obligation is based on factors including the following: (i) the frequency of trades and quotes for the obligation; (ii) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (iii) the willingness of dealers to undertake to make a market in the security; and (iv) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer. The Investment Adviser, under guidelines approved by the Board, also will consider the marketability of a municipal lease obligation based upon an analysis of the general credit quality of the municipality issuing the obligation and the essentiality to the municipality of the property covered by the lease.

NON-DIVERSIFICATION. Each Fund is classified as a non-diversified investment company, as defined in the 1940 Act, which means that a relatively high percentage of the Fund’s assets may be invested in the obligations of a limited number of issuers. The value of shares of a Fund may be more susceptible to any single economic, political or regulatory occurrence than the shares of a diversified investment company would be. Each Fund intends to satisfy the diversification requirements necessary to qualify as a regulated investment company under the Code, which requires that the Fund be diversified (i.e., not invest more than 5% of its assets in the securities of any one issuer and not more than 10% of the outstanding voting securities of such issuer) as to 50% of its assets. The test does not apply to U.S. government obligations and regulated investment companies.

OBLIGATIONS OF SUPRANATIONAL ENTITIES. To the extent consistent with their investment objectives and strategies, the Funds may purchase obligations of supranational entities and invest in obligations of supranational banks. Supranational entities are entities established through the joint participation of several governments, and include the Asian Development Bank, the Inter-American Development Bank, the World Bank, the African Development Bank, the European Economic Community, the European Investment Bank and the Nordic Investment Bank. Many supranational entities are supranational banks, or international banking institutions designed or supported by national governments to promote economic reconstruction, development or trade among nations. The governmental members, or “stockholders,” of supranational entities usually make initial capital contributions to the entity and, in many cases, are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. There is no guarantee that member countries will continue to make necessary capital contributions to support the supranational entities. If such contributions are not made, the entity may be unable to pay interest or repay principal on its debt securities, and the Fund may lose money on such investments. See also “Foreign Investments—General.”

OPERATIONAL RISK. The Investment Adviser and other Fund service providers (including, but not limited to, the sub-administrator, custodian, sub-custodians, transfer agent and financial intermediaries) may experience disruptions or operating errors arising from factors such as processing errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third-party service providers or trading counterparties. In particular, these errors or failures in systems and technology, including operational risks associated with reliance on third party service providers, may affect a Fund’s ability to calculate its NAV in a timely manner, including over a potentially extended period. Moreover, disruptions (for example, pandemics and health crises) that cause prolonged periods of remote work or significant employee absences at the Funds’ service providers could impact the ability to conduct the Funds’ operations. While service providers are required to have appropriate operational risk management policies and procedures, their methods of operational risk management may differ from those of the Funds in the setting of priorities, the personnel and resources available or the effectiveness of relevant controls. The Investment Adviser, through its monitoring and oversight of the other service providers, seeks to ensure that service providers take appropriate precautions to avoid and mitigate risks that could lead to disruptions and operating errors. However, it is not possible for the Investment Adviser or other Fund service providers to identify all of the operational risks that may affect a Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects.

OPTIONS. To the extent consistent with its investment objective and strategies, each Fund may buy and write put and call options. Such options may relate to particular securities, foreign and domestic stock indices, financial instruments, foreign currencies or the yield differential between two securities (“yield curve options”) and may or may not be listed on a domestic or foreign securities exchange or issued by the Options Clearing Corporation. A call option for a particular security or currency gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price prior to the expiration of the option, regardless of the market price of the security or currency. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security or currency gives the purchaser the right to sell the security or currency at the stated exercise price prior to the expiration date of the option, regardless of the market price of the security or currency. In contrast to an option on a particular security, an option on an index provides the holder with the right to make or receive a cash settlement upon exercise of the option. The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.

Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options on particular securities may be more volatile than the underlying instruments and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. The use of options to seek to increase total return involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices or interest rates. The successful use of options for hedging purposes or to gain exposure to certain countries or currencies also depends in part on the ability of the Investment Adviser to predict future price fluctuations and the degree of correlation between the options and securities markets. If the Investment Adviser is incorrect in its expectation of changes in securities prices or determination of the correlation between the securities indices on which options are written and purchased and the securities in a Fund’s investment portfolio, the investment performance of the Fund will be less favorable than it would have been in the absence of such options transactions. The writing of options could increase a Fund’s portfolio turnover rate and, therefore, associated brokerage commissions or spreads.

A Fund may write covered put and call options and purchase put and call options on foreign currencies in an attempt to protect against declines in the U.S. dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. A Fund may also use options on currency to cross-hedge, which involves writing or purchasing options on one currency to seek to hedge against changes in exchange rates for a different currency with a pattern of correlation. As with other kinds of option transactions, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received. If an option that a Fund has written is exercised, it could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a Fund’s position, it may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies may be traded on U.S. and foreign exchanges or over-the-counter. In addition, a Fund may purchase call options on currency to seek to increase total return.

A Fund’s obligation to sell or purchase a security or currency underlying an option contract written by it may be terminated prior to the expiration date of the option by the Fund’s execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying security or currency, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying security or currency or to permit the writing of a new option containing different terms on such underlying security or currency. The cost of such a liquidation purchase plus the associated transaction costs may be greater than the premium received from writing the original option, in which event the Fund will have incurred a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying security or currency (in the case of a call option) or liquidate the segregated assets (in the case of a put option) until the option expires or the optioned security or currency is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline or appreciation in the instrument during such period.

When a Fund purchases an option, the premium paid by it is recorded as an asset of the Fund. When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund’s statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the current bid price. If an option purchased by the Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If a Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by a Fund expires on the stipulated expiration date or if a Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by a Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

There are several risks associated with transactions in certain options. For example, there are significant differences between the securities, currency and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an exchange, may be absent for reasons that include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading value; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Transactions by the Funds in options will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held in one or more accounts or through one or more brokers. Thus, the number of options that a Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Investment Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Special Risks Associated with Options on Currency. An exchange-traded option position may be closed out only on an options exchange that provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. For some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that a Fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying securities pursuant to the exercise of its options. If a Fund, as a call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying currency (or security quoted or denominated in that currency), or dispose of the segregated assets, until the option expires or it delivers the underlying currency upon exercise.

The amount of the premiums that a Fund may pay or receive, may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option purchasing and writing activities.

PRIVATIZATIONS. To the extent consistent with their investment objectives and strategies, the Funds may participate in privatization programs. Privatizations are foreign government programs for selling all or part of the interests in government-owned or controlled enterprises. The ability of a U.S. entity to participate in privatizations in certain foreign countries may be limited by local law or the terms on which a Fund may be permitted to participate may be less advantageous than those applicable for local investors. There can be no assurance that foreign governments will continue to sell their interests in companies currently owned or controlled by them or that privatization programs will be successful.

QUALIFIED FINANCIAL CONTRACTS. Regulations adopted by federal banking regulators under the Dodd-Frank Act, which took effect in 2019, require that certain qualified financial contracts (“QFCs”) with counterparties that are part of U.S. or foreign global systemically important banking organizations be amended to include contractual restrictions on close-out and cross-default rights. QFCs include, but are not limited to, securities contracts, commodities contracts, forward contracts, repurchase agreements, securities lending agreements and swaps agreements, as well as related master agreements, security agreements, credit enhancements, and reimbursement obligations. If a covered counterparty of a Fund or certain of the covered counterparty’s affiliates were to become subject to certain insolvency proceedings, the Fund may be temporarily unable to exercise certain default rights, and the QFC may be transferred to another entity. These requirements may impact a Fund’s credit and counterparty risks.

REPURCHASE AGREEMENTS. To the extent consistent with their investment objectives and strategies, the Funds may agree to purchase portfolio securities from domestic and foreign financial institutions subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price (“repurchase agreements”). Repurchase agreements may be considered to be loans under the 1940 Act. Although the securities subject to a repurchase agreement may bear maturities exceeding one year, settlement for the repurchase agreement generally will not be more than one year after a Fund’s acquisition of the securities and normally will be within a shorter period of time. Securities subject to repurchase agreements normally are held either by the Trust’s custodian or subcustodian (if any), or in the Federal Reserve/Treasury Book-Entry System.

A Fund may permit the seller’s obligation to be novated to the Fixed Income Clearing Corporation (“FICC”) pursuant to an agreement among the Fund, FICC and the seller as a sponsoring member of FICC. In such case, FICC would become a Fund’s counterparty. A Fund will make payment for such securities only upon physical delivery or evidence of book-entry transfer to the account of the sponsoring member, the custodian or a bank acting as agent for the Fund. A Fund would become subject to FICC’s rules, which may limit the Fund’s rights and remedies (including recourse to collateral) or delay or restrict the rights and remedies, and expose the Fund to the risk of FICC’s insolvency.

The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement in an amount exceeding the repurchase price (including accrued interest). Default by the seller or FICC would, however, expose a Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations. In addition, in the event of a bankruptcy, a Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is unenforceable. If a Fund enters into a repurchase agreement involving securities as collateral that the Fund could not purchase directly, and the counterparty defaults, the Fund may become the holder of securities that it could not purchase. Apart from the risks associated with bankruptcy or insolvency proceedings, there is also the risk that the seller or FICC may fail to repurchase the security. If the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), generally, the seller of the securities or FICC will be required to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price. Repurchase agreements may be subject to additional regulation as qualified financial contracts (see “Qualified Financial Contracts” above for additional information).

In the event of default by a foreign counterparty in a repurchase agreement, a Fund may be unable to successfully assert a claim to the collateral under foreign laws. As a result, repurchase agreements with a foreign financial institution may involve higher credit risks than repurchase agreements with domestic financial institutions. Moreover, certain foreign countries may have less developed and less regulated banking systems and auditing, accounting and financial reporting systems than the U.S. In addition, repurchase agreements with foreign financial institutions located in emerging markets, or relating to emerging markets, may involve foreign financial institutions or counterparties with lower credit ratings than domestic financial institutions. (See also “Foreign Investments—General” for additional discussion of the risks of investments with foreign institutions).

REVERSE REPURCHASE AGREEMENTS. To the extent consistent with their investment objectives and strategies, the Funds may borrow funds by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price (“reverse repurchase agreements”). The Funds may use the proceeds of reverse repurchase agreements to purchase other securities either maturing, or under an agreement to resell, on a date simultaneous with or prior to the expiration of the reverse repurchase agreement. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. The use of reverse repurchase agreements may be regarded as leveraging and, therefore, speculative. Furthermore, reverse repurchase agreements involve the risks that (i) the interest income earned in the investment of the proceeds will be less than the interest expense, (ii) the market value of the securities retained in lieu of sale by a Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase, (iii) the market value of the securities sold will decline below the price at which the Fund is required to repurchase them and (iv) the securities will not be returned to the Fund. The Funds will pay interest on amounts obtained pursuant to a reverse repurchase agreement.

In addition, if the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Fund’s obligations to repurchase the securities and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

Reverse repurchase agreements may be subject to additional regulation as qualified financial contracts (see “Qualified Financial Contracts” for additional information).

RISKS RELATED TO MEDIUM AND LOWER QUALITY SECURITIES. To the extent consistent with their investment objectives and strategies, the Funds may invest in medium and lower quality securities. Fixed-income securities rated Baa3 or BBB- are considered medium quality obligations with speculative characteristics. Fixed-income securities rated below Baa3 or BBB- are considered lower quality and are regarded as having significant speculative characteristics. Descriptions of bond ratings are contained in Appendix A. Investments in medium and lower quality securities present special risk considerations. Medium quality securities, although considered investment grade, also are considered to have speculative characteristics. Lower quality securities are considered predominantly speculative by traditional investment standards. In some cases, these lower quality obligations may be highly speculative and have poor prospects for reaching investment grade standard. While any investment carries some risk, certain risks associated with lower quality securities are different than those for investment-grade securities. The risk of loss through default is greater because lower quality securities usually are unsecured and are often subordinate to an issuer’s other obligations. Additionally, the issuers of these securities frequently have high debt levels and are thus more sensitive to difficult economic conditions, individual corporate developments and rising interest rates. Consequently, the market price of these securities may be quite volatile and may result in wider fluctuations of a Fund’s NAV per share.

There remains some uncertainty about the performance level of the market for lower quality securities under adverse market and economic environments. An economic downturn or increase in interest rates could have a negative impact on both the market for lower quality securities (resulting in a greater number of bond defaults) and the value of lower quality securities held in the portfolio of investments.

The economy and interest rates can affect lower quality securities differently than other securities. For example, the prices of lower quality securities are more sensitive to adverse economic changes or individual corporate developments than are the prices of higher quality investments. In addition, during an economic downturn or period in which interest rates are rising significantly, highly leveraged issuers may experience financial difficulties, which, in turn, would adversely affect their ability to service their principal and interest payment obligations, meet projected business goals and obtain additional financing.

The market value of lower quality securities tends to reflect individual corporate developments to a greater extent than that of higher quality securities, which react primarily to fluctuations in the general level of interest rates. Lower quality securities are often issued in connection with a corporate reorganization or restructuring or as a part of a merger, acquisition, takeover or similar event. They also are issued by less established companies seeking to expand. Such issuers are often highly leveraged, may not have available to them more traditional methods of financing and generally are less able than more established or less leveraged entities to make scheduled payments of principal and interest in the event of adverse economic developments or business conditions.

A holder’s risk of loss from default is significantly greater for lower quality securities than is the case for holders of other debt securities because such securities generally are unsecured and are often subordinated to the rights of other creditors of the issuers of such securities. Investment by a Fund in defaulted securities poses additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by a Fund of its initial investment and any anticipated income or appreciation will be uncertain. A Fund also may incur additional expenses in seeking recovery on defaulted securities. If an issuer of a security defaults, a Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty would likely result in increased volatility for the market prices of lower quality securities as well as a Fund’s NAV. In general, both the prices and yields of lower quality securities will fluctuate.

The secondary market for lower quality securities is concentrated in relatively few market makers and is dominated by institutional investors, including mutual funds, insurance companies and other financial institutions. Accordingly, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher quality securities. In addition, market trading volume for high yield fixed-income securities generally is lower and the secondary market for such securities could contract under adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the market price and a Fund’s ability to dispose of particular portfolio investments. A less developed secondary market also may make it more difficult for a Fund to obtain precise valuations of the high yield securities in its portfolio.

In certain circumstances, it may be difficult to determine a security’s fair value due to a lack of reliable objective information. Such instances occur where there is not an established secondary market for the security or the security is lightly traded. As a result, a Fund’s valuation of a security and the price it is actually able to obtain when it sells the security could differ.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of lower quality convertible securities held by a Fund, especially in a thinly traded market. Illiquid or restricted investments held by a Fund may involve special registration responsibilities, liabilities and costs, and could involve other liquidity and valuation difficulties.

The ratings of S&P, DBRS Morningstar® Ratings Limited (“DBRS”), Moody’s and Fitch evaluate the safety of a lower quality security’s principal and interest payments, but do not address market value risk. Because the ratings of the rating agencies may not always reflect current conditions and events, in addition to using recognized rating agencies and other sources, the Investment Adviser performs its own analysis of the issuers whose lower quality securities the Funds purchase. Because of this, a Fund’s performance may depend more on the Investment Adviser’s credit analysis than is the case of funds investing in higher quality securities.

In selecting lower quality securities, the Investment Adviser considers factors such as those relating to the creditworthiness of issuers, the ratings and performance of the securities, the protections afforded the securities and the diversity of a Fund’s investment portfolio. The Investment Adviser monitors the issuers of lower quality securities held by a Fund for their ability to make required principal and interest payments, as well as in an effort to control the liquidity of the Fund so that it can meet redemption requests.

SHORT SALES AGAINST-THE-BOX. To the extent consistent with their investment objectives and policies, the Funds may engage in short sales “against-the-box.” In a short sale, the seller sells a borrowed security and has a corresponding obligation to the lender to deliver the identical security. The seller does not immediately return the securities sold and is said to have a short position in those securities until delivery occurs. While a short sale is made by selling a security the seller does not own, a short sale is “against-the-box” to the extent that the seller contemporaneously owns or has the right to obtain, at no added cost, securities identical to those sold short. It may be entered into by a Fund, for example, to lock in a sales price for a security the Fund does not wish to sell immediately. If a Fund sells securities short against-the-box, it may protect itself from loss if the price of the security declines in the future, but will lose the opportunity to profit on such securities if the price rises.

SOVEREIGN DEBT. To the extent consistent with their investment objectives and strategies, the Funds may invest in sovereign debt securities. The cost of servicing external debt will also generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates that are adjusted based upon international interest rates. The debtor’s willingness or ability to repay in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its non-U.S. reserves, the availability of sufficient non-U.S. exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward principal international lenders and the political constraints to which the sovereign debtor may be subject. Sovereign debtors also may be dependent on expected disbursements from foreign governments or multinational agencies, the country’s access to trade and other international credits, and the country’s balance of trade. Some emerging market sovereign debtors have in the past rescheduled their debt payments or declared moratoria on payments, and similar occurrences may happen in the future. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part. The ability to service external debt will also depend on the level of the relevant government’s international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.

As a result of the foregoing or other factors, a governmental obligor may default on its obligations. If such an event occurs, the Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.

SPECIALIZED OWNERSHIP VEHICLES. To the extent consistent with their investment objectives and strategies, the Funds may invest in specialized ownership vehicles. Specialized ownership vehicles pool investors’ funds for investment and are primarily used to invest in income-producing real estate or real estate related loans or interests. Such specialized ownership vehicles in which the Funds may invest include property unit trusts, REITs and other similar specialized investment vehicles. Investments in such specialized ownership vehicles may have favorable or unfavorable legal, regulatory or tax implications for a Fund and, to the extent such vehicles are structured similarly to investment funds, a shareholder in the Fund will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly the expenses of the specialized ownership vehicle.

STANDBY COMMITMENTS. To the extent consistent with their investment objectives and strategies, the Funds may enter into standby commitments with respect to municipal instruments held by them. Under a standby commitment, a dealer agrees to purchase at the Fund’s option a specified municipal instrument. Standby commitments may be exercisable by the Funds at any time before the maturity of the underlying municipal instruments and may be sold, transferred or assigned only with the instruments involved.

The Funds expect that standby commitments generally will be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Funds may pay for a standby commitment either separately in cash or by paying a higher price for municipal instruments that are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding standby commitments held by a Fund will not exceed 1/2 of 1% of the value of the Fund’s total assets calculated immediately after each standby commitment is acquired.

The Funds intend to enter into standby commitments only with dealers, banks and broker-dealers which, in the Investment Adviser’s opinion present minimal credit risks. The Funds will acquire standby commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes. The acquisition of a standby commitment will not affect the valuation of the underlying municipal instrument. The actual standby commitment will be valued at zero in determining NAV. Accordingly, where the Funds pay directly or indirectly for a standby commitment, the Funds’ costs will be reflected as an unrealized loss for the period during which the commitment is held by the Funds and will be reflected in realized gain or loss when the commitment is exercised or expires.

STRIPPED SECURITIES. To the extent consistent with its investment objective and strategies, each Fund may purchase U.S. Treasury stripped securities. The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on U.S. Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the U.S. Treasury is known as “Separate Trading of Registered Interest and Principal of Securities” or “STRIPS.” The Funds may purchase securities registered in the STRIPS program. Under the STRIPS program, a Fund will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

Other types of stripped securities may be purchased by the Funds, including stripped mortgage-backed securities (“SMBS”). SMBS usually are structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed obligations. A common type of SMBS will have one class receiving all of the interest, while the other class receives all of the principal. However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying obligations experience greater than anticipated prepayments of principal, a Fund may fail to recoup fully its initial investment in these securities. The market value of the class consisting entirely of principal payments generally is extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest generally are higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns also are volatile and there is a risk that the initial investment will not be recouped fully. SMBS issued by the U.S. government (or a U.S. government agency, instrumentality or sponsored enterprise) may be considered liquid under guidelines established by the Board if they can be disposed of in the ordinary course of business within seven calendar days at approximately the value ascribed to it by the Fund.

STRUCTURED SECURITIES. To the extent consistent with its investment objective and strategies, the Funds may purchase structured securities, including for hedging purposes and to gain exposure to certain countries and currencies. These fixed-income instruments are structured to recast the investment characteristics of the underlying security or reference asset. If the issuer is a unit investment trust or other special purpose vehicle, the structuring will typically involve the deposit with or purchase by such issuer of specified instruments (such as commercial bank loans or securities) and/or the execution of various derivative transactions, and the issuance by that entity of one or more classes of securities (structured securities) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Investments in these securities may be structured as a class that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher rates of return and present greater risks than unsubordinated structured products.

A Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. These securities generally are exempt from registration under the 1933 Act. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments. Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the underlying security or reference asset. Structured securities may also be more volatile, less liquid, and more difficult to price accurately than less complex securities or more traditional debt securities.

TRACKING VARIANCE. As discussed in their Prospectus, the Funds are subject to the risk of tracking variance. Tracking variance may result from share purchases and redemptions, transaction costs, expenses and other factors. Share purchases and redemptions may necessitate the purchase and sale of securities by the Funds and the resulting transaction costs which may be substantial because of the number and the characteristics of the securities held. In addition, transaction costs are incurred because sales of securities received in connection with spin-offs and other corporate reorganizations are made to conform the Funds’ holdings to its investment objective. Tracking variance also may occur due to factors such as the size of the particular Fund, the maintenance of a cash reserve pending investment or to meet expected redemptions, changes made in the Fund’s designated index or the manner in which the index is calculated or because the indexing and investment approach of the Investment Adviser does not produce the intended goals of the Funds. In addition, tracking risk tends to be magnified for emerging markets funds that attempt to track an index because of increased transactional and custodial costs associated with investments in emerging markets, the use of fair value pricing to price the fund’s assets, and the lower trading volume and lesser liquidity associated with emerging markets investments. Due to limitations on investments in illiquid investments and/or purchasing and selling such investments, a Fund may be unable to achieve a high degree of correlation with the Fund’s index. Tracking variance is monitored by the Investment Adviser at least quarterly. In the event the performance of a Fund is not comparable to the performance of its designated index, the Board will evaluate the reasons for the deviation and the availability of corrective measures. If substantial deviation in a Fund’s performance were to continue for extended periods, it is expected that the Board would consider recommending to shareholders possible changes to the Fund’s investment objective.

Market disruptions, regulatory restrictions or other abnormal market conditions could have an adverse effect on a Fund’s ability to adjust its exposure to the required levels in order to track the index or cause delays in the index’s rebalancing or rebalancing schedule, and a Fund’s exposure to the risks described elsewhere in the Prospectus and this SAI will likely increase. During any such delay, it is possible that the index and, in turn, the Fund will deviate from the index’s stated methodology and therefore experience returns different than those that would have been achieved under a normal rebalancing or reconstitution schedule. Because each Fund is designed to maintain a high level of exposure to the index at all times, it will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.

U.S. GOVERNMENT OBLIGATIONS. To the extent consistent with their investment objectives and strategies, the Funds may invest in a variety of U.S. Treasury obligations and obligations issued by or guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises. Examples of the types of U.S. government obligations that may be acquired by the Funds include U.S. Treasury Bills, Treasury Notes and Treasury Bonds. The Funds also may acquire other types of U.S. government obligations, such as obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the U.S., Small Business Administration, Fannie Mae, Ginnie Mae, General Services Administration, Central Bank for Cooperatives, Freddie Mac, Federal Intermediate Credit Banks and the Maritime Administration.

Securities guaranteed as to principal or interest by the U.S. government or by its agencies, instrumentalities or sponsored enterprises also are deemed to include (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or by any agency, instrumentality or sponsored enterprise thereof, and (ii) participations in loans made to foreign governments or their agencies that are so guaranteed.

Not all U.S. government obligations carry the same credit support. Securities that do not carry the backing of the full faith and credit of the U.S. government are subject to greater credit risk than securities that are supported by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies, instrumentalities or sponsored enterprises if it were not obligated to do so by law. There is no assurance that these commitments will be undertaken or complied with in the future. The maximum potential liability of the issuers of some U.S. government securities may greatly exceed their current resources, including any legal right to support from the U.S. Treasury. Guarantees of timely repayment of principal and interest do not apply to the market prices and yields of the securities or to the net asset value or performance of a Portfolio, which will vary in connection with different market conditions, including interest rate changes. In addition, the secondary market for certain participations in loans made to foreign governments or their agencies may be limited. In the absence of a suitable secondary market, such participations are generally considered illiquid.

From time to time, uncertainty regarding the status of negotiations in the U.S. government to increase the statutory debt ceiling could: increase the risk that the U.S. government may default on payments on certain U.S. government securities; cause the credit rating of the U.S. government to be downgraded or increase volatility in both stock and bond markets; result in higher interest rates; reduce prices of U.S. Treasury securities; and/or increase the costs of certain kinds of debt. Any downgrade of the credit rating of the securities issued by the U.S. government could also result in a downgrade of securities issued by its agencies or instrumentalities, including government-sponsored entities. In May 2025, Moody’s downgraded the U.S.’s credit rating to Aa1 from Aaa, citing an inability to address large and growing deficits.

Many states grant tax-free status to dividends paid to shareholders of a fund from interest income earned by that fund from direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the fund. Investments in securities issued by Ginnie Mae or Fannie Mae, bankers’ acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities do not generally qualify for tax-free treatment.

VARIABLE AND FLOATING RATE INSTRUMENTS. To the extent consistent with their investment objectives and strategies, the Funds may invest in variable and floating rate instruments. Variable and floating rate instruments have interest rates that periodically are adjusted either at set intervals or that float at a margin in relation to a generally recognized index rate. These instruments include long-term floating rate public obligations of the U.S. Treasury and variable and floating rate bonds (sometimes referred to as “put bonds”) where a Fund obtains at the time of purchase the right to put the bond back to the issuer or a third party at par at a specified date and also includes leveraged inverse floating rate instruments (“inverse floaters”).

All variable or floating rate instruments will meet the applicable rating standards of the Funds. The Investment Adviser may determine that a variable or floating rate obligation meets the Fund’s rating standards by reason of being backed by a letter of credit or guarantee issued by a bank that meets those rating standards.

Variable and floating rate instruments that may be purchased by the Funds include variable amount master demand notes, which permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. Variable and floating rate instruments also include leveraged inverse floaters. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. The Funds may deem the maturity of variable and floating rate instruments to be less than their stated maturities based on their variable and floating rate features and/or their put features. Unrated variable and floating rate instruments will be determined by the Investment Adviser to be of comparable quality at the time of purchase to rated instruments that may be purchased by the Funds.

Variable and floating rate instruments including inverse floaters held by a Fund will be subject to the Fund’s limitation on illiquid investments, absent a reliable trading market, when the Fund may not demand payment of the principal amount within seven days. Because there is no active secondary market for certain variable and floating rate instruments, they may be more difficult to sell if the issuer defaults on its payment obligations or during periods when the Fund is not entitled to exercise its demand rights. As a result, the Fund could suffer a loss with respect to these instruments.

WARRANTS. To the extent consistent with their investment objectives and strategies, the Funds may purchase warrants and similar rights, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. The prices of warrants do not necessarily correlate with the prices of the underlying shares. The purchase of warrants involves the risk that a Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant’s expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.

YIELDS AND RATINGS. The yields on certain obligations, including the instruments in which the Funds may invest, are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, financial condition of the issuer, size of the offering, maturity of the obligation and ratings of the issue. The ratings of S&P, DBRS, Moody’s and Fitch represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. For a more complete discussion of ratings, see Appendix A to this SAI.

Subject to the limitations stated in the Prospectus, if a security held by a Fund undergoes a rating revision, the Fund may continue to hold the security if the Investment Adviser determines such retention is warranted.

ZERO COUPON AND CAPITAL APPRECIATION BONDS AND PAY-IN-KIND SECURITIES. To the extent consistent with their investment objectives and strategies, the Funds may invest in zero coupon bonds, capital appreciation bonds and pay-in-kind (“PIK”) securities. Zero coupon and capital appreciation bonds are debt securities issued or sold at a discount from their face value and that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date. The original issue discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. These securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves or receipts or certificates representing interests in such stripped debt obligations or coupons. The market prices of zero coupon bonds, capital appreciation bonds and PIK securities generally are more volatile than the market prices of interest bearing securities and are likely to respond to a greater degree to changes in interest rates than interest bearing securities having similar maturities and credit quality.

PIK securities may be debt obligations or preferred shares that provide the issuer with the option of paying interest or dividends on such obligations in cash or in the form of additional securities rather than cash. Similar to zero coupon bonds, PIK securities are designed to give an issuer flexibility in managing cash flow. PIK securities that are debt securities can either be senior or subordinated debt and generally trade flat (i.e., without accrued interest). The trading price of PIK debt securities generally reflects the market value of the underlying debt plus an amount representing accrued interest since the last interest payment.

Zero coupon bonds, capital appreciation bonds and PIK securities involve the additional risk that, unlike securities that periodically pay interest to maturity, the Fund will realize no cash until a specified future payment date unless a portion of such securities is sold and, if the issuer of such securities defaults, the Fund may obtain no return at all on its investment. In addition, even though such securities do not provide for the payment of current interest in cash, the Fund is nonetheless required to accrue income on such investments for each taxable year and generally is required to distribute such accrued amounts (net of deductible expenses, if any) to avoid being subject to tax. Because no cash generally is received at the time of the accrual, the Fund may be required to liquidate other portfolio securities to obtain sufficient cash to satisfy federal tax distribution requirements applicable to the Fund.

SPECIAL RISK FACTORS AND CONSIDERATIONS RELATING TO NEW YORK MUNICIPAL INSTRUMENTS AND CALIFORNIA MUNICIPAL INSTRUMENTS

Some of the risk factors relating to investments by the Northern Trust New York Intermediate Tax-Exempt Bond ETF (the “New York ETF”) and the Northern Trust California Intermediate Tax-Exempt Bond ETF (the “California ETF”) in New York and California municipal instruments, respectively, are summarized below. This summary does not purport to be a comprehensive description of all relevant factors. Although the Trust has no reason to believe that the information summarized herein is not correct in all material respects, this information has not been independently verified for accuracy or thoroughness by the Trust. The information contained below is based primarily upon information derived from State official statements, the New York State Annual Information Statement of June 20, 2026, (the “AIS”), other public documents relating to securities offerings of New York municipal issuers, and other historically reliable sources. The information presented herein with respect to California municipal instruments was culled from official statements and prospectuses issued in connection with various securities offerings of the State of California and local agencies in California available as of the date of this SAI. Further, any estimates and projections presented herein should not be construed as statements of fact. They are based upon assumptions which may be affected by numerous factors and there can be no assurance that target levels will be achieved.

The following discussions are a summary of certain factors affecting New York and California’s current financial situation and are not an exhaustive description of all the conditions to which the issuers of New York and California tax-exempt obligations are subject. The national economy, legislative, legal and regulatory, social, public health (including pandemics) and environmental policies and conditions not within the control of the issuers of such bonds could also have an adverse effect on the financial condition of each state and its various political subdivisions and agencies. It is not possible to predict whether or to what extent the current economic and political issues or any other factors may affect the ability of state or municipal issuers in New York and/or California to pay interest or principal on their bonds or the ability of such bonds to maintain market value or marketability. The impact of these factors on the NAV or distributions paid by a Fund is also unpredictable. In addition, if a Fund has difficulty finding high quality tax-exempt bonds to purchase, the amount of such Fund’s income that is subject to its respective state’s taxes could increase.

NEW YORK MUNICIPAL INSTRUMENTS

Overview and Recent Developments

New York is the fourth most populous state in the US and has a relatively high level of personal wealth. The State’s economy is diverse, with a comparatively large share of the country’s financial activities, information, education, and health services employment, and a small share of the country’s farming and mining activity.

Current Financial Condition and Recent State Budgets

New York State is entering a period of slower but still positive economic growth, shaped by demographic constraints and heightened external risks impacting certain sectors. Total statewide employment grew by 0.9 percent in 2025 and is projected to further slow down to 0.2 percent in 2026 and 0.1 percent in 2027. The moderation is consistent with recent trends characterized by cautious business expansion, slower private sector hiring, and increasing reliance on replacement hiring rather than net job creation, resulting in a low layoff, low hire environment. New York’s labor force growth was weaker than the nation’s in 2025, 0.7 percent vs 1.6 percent. The slower growth reflects the State’s limited population growth and aging workforce. With fewer workers entering the labor force, the State requires lower levels of job creation to keep the unemployment rate stable. Consequently, despite slower employment growth, New York’s unemployment rate is projected to increase by only 0.2 percentage points from 2025 to 4.5 percent in 2026, the same as the U.S. rate. It is projected to be 4.6 percent in 2027, slightly lower than the national rate of 4.7 percent.

According to the AIS, the nation’s real gross domestic product (“GDP”) grew by an annualized rate of 1.6 percent in the first quarter of 2026, an improvement from the pace of 0.5 percent in the fourth quarter of 2025, and is projected to moderate from an average pace of 2.1 percent in 2025 to 1.9 percent in 2026 and 1.6 percent in 2027. The AIS notes that prospects for the remainder of 2026 are weaker as geopolitical conflicts continue to constrain trade flows. According to New York’s Annual Comprehensive Financial Report for the fiscal year ended March 31, 2025 (“ACFR”), despite growing at a faster rate in 2024, with real gross state product (“GSP”) increasing 2.4%, economic growth in the State still lagged growth nationwide. However, New York ranked 26th among the states, an improvement from 2024, when New York was ranked 43rd with a real GSP increase of 1.5%.

Nationally, nonfarm employment grew by an average of 76,000 jobs per month from January to April 2026, an improvement over the 9,700 jobs added monthly in 2025.According to the AIS, total nonfarm employment is expected to grow by a 0.2 percent in 2026 and 0.1 percent in 2027, slowing down further from the 0.5 percent growth in 2025. The national unemployment rate is projected by the AIS to average 4.5 percent in 2026 and 4.7 percent in 2027. In comparison, following growth of 0.9% in 2025, New York’s total employment was projected by the AIS to grow by only 0.2% in 2026 and 0.1% in 2027.

Wage growth in New York State is estimated to be 5.1 percent in FY 2026, exceeding the national growth rate of 4.2 percent. At the State level, total wages are projected to increase by 4.1% in the 2027 fiscal year. Strong growth in bonuses is projected to drive state wage growth higher than the national projected rate of 3.8%. Personal income growth in New York is likewise projected to modestly exceed the national rate, increasing by 4.7 percent in FY 2026 compared with 4.4 percent nationally.

The securities industry in New York City is an important contributor to the State’s economy and tax base due to its large share of high-paid jobs and large bonuses. Industrywide profits grew by 90% in 2024 compared to the prior year, reaching $49.9 billion, the fourth highest level on record. In the first half of 2025, New York Stock Exchange member firms saw revenue growth of 6.1%. The State’s Division of Budget (“DOB”) predicted that finance and insurance sector bonuses would grow by 5.7% in the 2026 fiscal year, following a deceleration to 4.7% in the 2027 fiscal year. Securities employment in New York City increased by 3,100 jobs in 2024, and in the first quarter of 2025, New York State reported an increase of 5,000 jobs from the first quarter of 2024, 4,000 of which were in New York City.

New York State employment and incomes are profoundly affected by the fortunes of the financial markets. Although the financial activities sector accounts for less than one-tenth of all nonfarm jobs in the State, it accounts for one-fifth of total wages.

General Government Results

An operating surplus of $9.6 billion is reported in the General Fund for the fiscal year ended March 31, 2025. The State completed its fiscal year ended March 31, 2025 with a combined Governmental Funds operating surplus of $9.5 billion as compared to a combined Governmental Funds operating surplus in the preceding fiscal year of $9.3 billion. The combined operating surplus of $9.5 billion for the fiscal year ended March 31, 2025 included an operating surplus in the General Fund of $9.6 billion, an operating deficit in the General Debt Service Fund of $1.9 billion and an operating surplus in Other Governmental Funds of $1.8 billion.

State Budget for Fiscal Year 2027

New York completed its fiscal year ended March 31, 2026 with a General Fund balance of $56.2 billion, which is a decrease of $0.7 billion from the 2025 fiscal year. The moderately lower balance reflects a reduction in the economic uncertainties reserve used to support repayment of an outstanding Federal Unemployment Account loan, offset by an increase in the reserve for PTET/PIT credits; and additional resources available at year-end that are carried forward to offset delayed payments, as well as to reduce the budget gaps in subsequent years.

The Enacted Budget is estimated to drive All Governmental Funds spending to $277 billion in FY 2027, an increase of $18.1 billion or 7.0 percent compared to FY 2026 results. State Operating Funds spending in FY 2027 is projected to total $161.1 billion, an increase of $12.3 billion or 8.3 percent compared to FY 2026 results. Roughly 60 percent of the annual spending increase supports the State’s two largest assistance and grants programs – Medicaid and School Aid.

State Cash Position for Fiscal Year 2026

The State’s financial position, as shown in its Governmental Funds Balance Sheet as of March 31, 2025, includes a fund balance of $84.7 billion comprised of $152 billion of assets less liabilities of $61.5 billion and deferred inflows of resources of $5.8 billion. The Governmental Funds fund balance includes a $60 billion accumulated General Fund balance.

General Fund receipts, including transfers from other funds, totaled $123.8 billion for fiscal year 2026, an increase from the prior fiscal year of $119.3 billion. General Fund Disbursements, including transfers to other funds, totaled $124.5 billion, an increase from the prior fiscal year. General Fund disbursements exceeded receipts by $738 million in the 2026 fiscal year. The General Fund ended the fiscal year with a closing cash fund balance of $56.2 billion, which included $9.7 billion in the State’s rainy-day reserve funds ($1.6 billion in the Tax Stabilization Reserve Account and $8.1 billion in the Rainy Day Reserve Fund), $25 million in the Community Projects Fund, $21 million in the Contingency Reserve Fund, and $46.3 billion in the Refund Reserve Account ($1.0 billion for debt management, $5.3 billion for economic uncertainties, $692 million for extraordinary monetary settlements, $2.5 billion for future operational needs, $20.7 billion for timing of PTET/PIT credits, and $16.1 billion for timing of resource management).

PTET and the State’s Budget Planning

Starting in the 2022 fiscal year, the General Fund balance was affected by the PTET program. The U.S. Department of the Treasury (“Treasury”) and the Internal Revenue Service (“IRS”) determined that State and local income taxes imposed on and paid by a partnership or an S corporation on its income, such as the PTET program, are allowable as a federal deduction to taxable income. As a result, New York enacted legislation in the 2022 fiscal year to allow an optional PTET on State sourced income of partnerships and S corporations. Qualifying entities that elect to pay PTET pay a tax on their taxable income at the partnership or corporation level, and their individual partners, members and shareholders receive a refundable proportionate or pro rata PIT credit. Additionally, the program includes a resident tax credit that allows for reciprocity with other states that have implemented substantially similar taxes, which currently include Connecticut and New Jersey. Tax receipts and General Fund balance continue to be impacted by the enactment of the PTET program which, for fiscal year 2025, resulted in business tax collections of $17.8 billion and a reduction in PIT collections by an estimated $13.7 billion due to PTET credits, resulting in a net $4.1 billion increase in tax receipts. The net increase is set aside in the reserve for this purpose to fund credits and refunds in subsequent years.

In fiscal year 2025, General Fund PIT receipts were affected by the prepayment of debt service due in future years, which reduced PIT receipts deposited to the General Fund and the net impact of the PTET program. PIT receipts, excluding $560 million in debt prepayments and PTET, were $3.1 billion higher than projected. Higher PIT receipts were mainly driven by stronger-than-expected withholding, current estimated payments and assessments, as well as fewer-than-anticipated total refunds, partially offset by weaker-than-expected final returns. Consumption/use tax receipts were $580 million lower than planned, excluding $208 million in debt prepayments, mainly due to lower-than-anticipated sales tax collections. Business taxes fell below projections by nearly $500 million due to lower-than-expected Combined Fuel Tax (CFT) collections coupled with greater-than-expected CFT refunds, partially offset by higher-than-projected bank audits and gross insurance tax receipts. Increased PTET receipts were driven by higher-than-anticipated estimated payments and extensions as well as weaker-than-expected refunds. Miscellaneous receipts exceeded initial estimates due mainly to Abandoned Property, reimbursements, and licenses and fees. Transfers from other funds exceeded initial estimates due almost entirely to the release of the Transaction Risk Reserve.

As of February 19, 2026, the AIS reported that the General Fund ended December 2025 with a positive variance against previous estimates, including $2.2 billion in PTET collections and lower-than-expected transfers to capital projects funds. Receipts, including transfers from other funds and excluding PTET receipts, exceeded the initial estimate by $3.3 billion (4.6 percent). Higher PIT collections were driven by stronger than anticipated withholding, current estimated payments, final returns, and assessments, partially offset by greater than expected current year refunds.

Future Budgets

The fiscal year 2027 Enacted Budget, as adopted, provides for balanced General Fund operations on a cash basis in fiscal year 2027, and increases the outyear budget gaps in the range of $3.8 billion cumulatively from the levels proposed in the FY 2027 Executive Budget. . Future budget gaps are estimated at $6.4 billion in fiscal year 2028, $10.5 billion in fiscal year 2029, and $14.7 billion in fiscal year 2030. The outyear budget gaps are the result of a structural imbalance between forecasted levels of growth in spending and available resources, inclusive of a $3 billion transaction risk reserve in each year. The projected budget gaps do not reflect the use of any Principal Reserves to balance operations but do include the use of prior year surpluses carried forward into future years and cautious estimates of disbursements, a practice that provides protection against potential receipts shortfalls and unanticipated costs that may materialize within a fiscal year.

The Enacted Budget is estimated to drive All Governmental Funds spending to $277 billion in FY 2027, an increase of $18.1 billion or 7.0 percent compared to FY 2026 results. State Operating Funds spending in FY 2027 is projected to total $161.1 billion, an increase of $12.3 billion or 8.3 percent compared to FY 2026 results. Roughly 60 percent of the annual spending increase supports the State’s two largest assistance and grants programs – Medicaid and School Aid.

The Enacted Budget takes several tax actions including extending the corporate top tax rate for three years through tax year 2029, decoupling State business taxes from certain H.R. 1 provisions that alter Federal tax expense recognition, simplifying and enhancing the Child and Dependent Care credit to make it more progressive and exempting tip earnings up to $25,000 from PIT subject to income caps. The Enacted Budget also increases or extends several other tax credits, excluding PTET flexibility. All Funds tax receipts are projected to total $130.3 billion in fiscal year 2027, an annual increase of 2.2% compared to the fiscal year 2026 receipts of $127.4 billion.

New York City (the “City”)

The fiscal demands on New York State may be affected by the fiscal condition of the City, which relies in part on State aid to balance its budget and meet its cash requirements. It is also possible that the State’s finances may be affected by the ability of the City, and its related issuers, to market securities successfully in the public credit markets.

The City, with a population of approximately 8.5 million, is the most populous city in the U.S. Its economy is broadly based, with the banking, securities, insurance, technology, information, publishing, fashion, design, retailing, education, and health care industries accounting for a significant portion of the City’s total employment earnings. Additionally, the City is a leading tourist destination.

New York City’s unemployment rate was 4.7% in June 2025 (seasonally adjusted), a decline from 5.3% in June 2024. The fiscal year 2025 labor force participation rate of 61.7% and the employment-population ratio of 58.7% were both near their highest levels in recorded history, having each remained nearly unchanged from 2024.

The City had General Fund surpluses of $3.8 billion, $4.4 billion and $5.5 billion before certain expenditures and transfers (discretionary and other), and without regard to the restricted fund balance for Fiscal Years 2025, 2024 and 2023, respectively.

Debt and Other Financing Activities

The State’s debt levels are typically measured by DOB using two categories: State-supported debt and State-related debt. State-supported debt represents obligations of the State that are paid from traditional State resources (i.e., tax revenue) and have a budgetary impact. It includes general obligation debt, to which the full faith and credit of the State has been pledged, and lease-purchase and contractual obligations of public authorities and municipalities, where the State’s legal obligation to make payments to those public authorities and municipalities is subject to and paid from annual appropriations made by the Legislature. These include the State PIT Revenue Bond Program and the State Sales Tax Revenue Bond program. As of March 31, 2026, the State had approximately $2.0 billion in general obligation bonds outstanding.

State-related debt is a broader measure of State debt which includes all debt that is reported in the State’s GAAP-basis financial statements, except for unamortized premiums and accumulated accretion on capital appreciation bonds.

New York State is one of the largest issuers of municipal debt, ranking second among the states, behind California, in the aggregate amount of debt outstanding. As of March 31, 2025, State-related debt outstanding totaled $60.3 billion excluding installation and mortgage loan commitments, equal to approximately 3.4% of New York personal income. The total amount of general obligation bonds authorized but not issued as of March 31, 2025 was $5.6 billion. As of March 31, 2026, the State had $60.5 billion in total outstanding state-related debt obligations, an increase of approximately $4.4 billion from last year.

General Obligation Bond Ratings

As of August 10, 2026, the following ratings for the State of New York general obligation bonds have been received from Fitch, Moody’s and S&P:

Fitch	Moody’s	S&P
AA+	Aa1	AA+

There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local New York issuers may be unrelated to the creditworthiness of obligations issued by the State of New York, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

These ratings reflect the State’s credit quality only and do not indicate the creditworthiness of other tax-exempt securities in which the Fund may invest. Moreover, the creditworthiness of obligations issued by local New York issuers, such as counties, cities, school districts and other local agencies, may be unrelated to the creditworthiness of obligations issued by the State, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

Litigation

There are numerous civil actions pending against the State, which could, if decided against the State, require the State to make significant future expenditures and may substantially impair revenues and cash flow. It is not possible to predict what impact, if any, such proceedings may have on the New York ETF.

New York and Climate Change

The immediate and long-term effects of climate change could adversely impact New York’s financial plan in the current year or in future years. Climate change risks also increasingly fall within the maximum maturity term of current outstanding bonds of the State, which may generally be issued with a term of up to 30 years under State statute, as well as bonds issued by public authorities and municipalities. Hazards and risks related to climate change for the State include, among other things, rising sea levels, increased coastal flooding and related erosion hazards, intensifying storms, wildfires, and more extreme heat. Powerful storms affecting the State, including Hurricane Ida (September 2021), Superstorm Sandy (October 2012), Tropical Storm Lee (September 2011), and Hurricane Irene (August 2011), and more recently flooding in 2024 due to the remnants of Hurricane Beryl and Tropical Storm Debby have demonstrated vulnerabilities in the State’s infrastructure (including mass transit systems, power transmission and distribution systems, and other critical lifelines) to extreme weather-driven events, including coastal flooding caused by storm surges and flash floods from rainfall. To mitigate and manage the impacts of climate change, all levels of the State government, including municipalities and public utilities, continue to undertake a variety of actions to reduce greenhouse gas emissions and adapt existing infrastructure to the changing environment. However, given the size and scope of potential disruptions, there can be no assurance that such efforts will be adequate or timely enough to mitigate the effects of climate change.

Conclusions

It is not possible to predict how these or other economic considerations, State budgetary and fiscal conditions, legislative and voter initiatives, State constitutional amendments, and other relevant factors may affect the long-term ability of the State of New York or New York municipal issuers to pay interest or repay principal on their obligations. There is no assurance that any New York issuer will make full or timely payments of principal or interest or remain solvent. For example, in 1975, New York City had a severe financial crisis and nearly defaulted on its obligations after accumulating $14 billion of debt, significantly affecting the market for New York City municipal bonds.

Furthermore, certain tax-exempt securities in which a Fund may invest may be obligations payable solely from the revenues of specific institutions, or may be secured by specific properties, which may be subject to provisions of New York law that could adversely affect the holders of such obligations.

Additional Information

Information regarding the State’s financial condition is included in various public documents issued by the State, such as the official statements prepared in connection with the issuance of general obligation bonds of New York. Such official statements may be obtained by accessing the New York State DOB website.

Publications from the New York State DOB and the New York State Comptroller can be read in full by accessing the DOB’s website or the New York State Comptroller’s website. Publications from the New York City Comptroller can be accessed by visiting the website of the New York City Comptroller. The official financial disclosure of New York City and its related issuers is available by contacting Investor Relations, (212) 788-5864, or contacting the City Office of Management and Budget, 255 Greenwich Street, 8th Floor, New York, NY 10007. The official financial disclosures of New York City and its related issuers can also be accessed through the EMMA system website.

A summary and other information regarding the 2026-27 Enacted Budget can be found at the New York State DOB website. None of the information on the above websites is incorporated herein by reference.

CALIFORNIA MUNICIPAL INSTRUMENTS

Overview and Recent Developments

The California economy and its general fiscal condition affect the ability of the State and local governments to raise and redistribute revenues to assist issuers of municipal securities to make timely payments on their obligations. California is the most populous state in the nation with a total population estimated at 39.5 million as of July 2025. California has a diverse economy, with major employment in the agriculture, manufacturing, technology, services, trade, entertainment and construction sectors. As of May 2026, California’s unemployment rate was 5.3%, which was higher than the national average of 4.3%. California’s total nonfarm jobs in May 2026 increased by 0.57% from May 2025.

Current Financial Condition and Recent State Budgets

Following the COVID-19 pandemic in 2020, which had a dramatic effect on the California economy, the 2022-23 budget reflected the State’s continued ability to protect public health by adding over $1.1 billion in funding to implement the Administration’s SMARTER Plan, which outlined the State’s COVID-19 response and modernized public health data systems. However, after two years of unprecedented general revenue growth, the State reported a downturn in revenues driven by a declining stock market and persistently high inflation in 2022, rising interest rates, and job losses in high-wage sectors, all of which led to slower revenue growth than previously projected. By paying down the State’s debts and using one-time surplus funds on one-time commitments, the 2023-24 budget sought to address the shortfalls with balanced solutions while protecting core state programs and services. Additionally, the unprecedented Internal Revenue Service tax filing and payment postponement in 2023—affecting 99 percent of California taxpayers—significantly clouded the state’s revenue forecast. The 2024-25 and 2025-26 budgets each sought to address prior budget deficits and provide positive balances in the State’s operating reserve, the Special Fund for Economic Uncertainties (“SFEU”).

State Budget for Fiscal Year 2026-27

In June 2026, the Governor of California signed the 2026-27 Budget Bill and various pieces of related legislation that were passed by the Legislature to implement the budget for the 2026-27 fiscal year (the “2026-27 Enacted Budget”). The 2026-27 Enacted Budget projects General Fund revenues and transfers of approximately $226.8 billion and General Fund expenditures of approximately $251.5 billion.

Overall, the 2026-27 Enacted Budget seeks to maintain a balanced budget for the 2026-27 fiscal year through a range of solutions, including revising tax revenue policies, fund shifts and using a portion of its total reserves in closing prior budget shortfalls. The Budget continues the scheduled suspension of the 2025-26 “true-up” of the Budget Stabilization Account (“BSA”) as California, over the last two fiscal years, has withdrawn approximately $12.2 billion from the BSA and suspended BSA deposits for the 2024-25 and 2025-26 fiscal years. The 2026-27 Enacted Budget does, however, include a $3.6 billion BSA deposit increasing the BSA balance to $15.1 billion for the 2026-27 fiscal year. Additionally, the 2026-27 Enacted Budget includes $4.5 billion in the SFEU and $9.2 billion in the Public School System Stabilization Account thereby bringing the combined reserves balance of $28.8 billion for the 2026-27 fiscal year. The 2026-27 Enacted Budget includes total funding of $151.4 billion for TK-12 education programs and $50.1 billion in total funding for California’s higher education entities. The 2026-27 Enacted Budget allocates $93.4 billion in General Fund expenditures for health and human services expenditures and $14.2 billion in General Fund expenditures for the California Department of Corrections and Rehabilitation (“CDCR”). Further, the 2026-27 Enacted Budget continues California’s commitment to deliver quality health care services to incarcerated individuals, with $4.2 billion in General Fund expenditures for CDCR health care programs, which provide incarcerated individuals access to medical, mental health, and dental care services. The 2026-27 Enacted Budget continues to pay down California’s long-term retirement liabilities, with $3.6 billion in available Proposition 2 funding in 2026-27 plus an additional $13 billion in repayment funding estimated to be available from 2026-27 to 2029-30.

LAO Budget Review

On January 12, 2026, the Legislative Analyst’s Office (“LAO”), a nonpartisan fiscal and policy advisor to the State, released its overview (“LAO Report”) of the 2026-27 Proposed Budget. In reaching its conclusions, the LAO performed an independent assessment of the outlook for California’s economy, demographics, revenues and expenditures at the time. The LAO Report noted that the Proposed Budget was roughly balanced and they were not describing the budget as having a clear surplus or a clear deficit at this time. That said, both the LAO and the administration anticipate that the State will face multiyear deficits ranging between $20 billion and $35 billion annually. Since 2023-24, the Legislature has addressed a cumulative total of $125 billion in budget problems, however, the LAO Report claims that California negative fiscal situation is now chronic. Multiyear deficits have persisted even as California’s economy and revenues have grown, signifying that the problem is structural rather than cyclical. These factors raise serious concerns about California’s fiscal sustainability. The LAO reported that the Governor’s budget revenue represented a $42 billion upgrade reflecting strong income tax collection that will continue through 2026-27, which significantly differs from the estimates by the LAO. The LAO continues to be concerned that recent gains are unlikely to be sustainable as the stock market shows signs it is overheated and market decline could occur in the next year or two. With that being said, LAO Report noted that the Proposed Budget contained higher constitutional spending, including two voter initiatives related to Proposition 98 and Proposition 2, and baseline costs, including Medi-Cal, debt service on general obligation bonds, and employee compensation, which will offset some of the revenue projected by the State.

Under the Governor’s initial Proposed Budget, general purpose reserves would total $19 billion by the end of 2026-27. (In addition, the State would have $4.1 billion in the Proposition 98 Reserve, available only for school and community college programs.) This includes a balance in the Special Fund for Economic Uncertainties (technically, it is also the ending General Fund balance) of $4.5 billion, and $14.4 billion in the State’s main constitutional reserve, the BSA. These balances would be available to mitigate a future budget problem. The Governor’s budget also proposes suspending the $2.8 billion true-up deposit required as a result of the 2025-2026 BSA deposit suspension.

Propositions and the State’s Budget Planning

Six propositions were approved by the voters in the November 6, 2018 election, three of which could directly affect the Governor’s and State Legislature’s budget plans. Proposition 1 authorizes the issuance and sale of $4 billion in bonds to fund various veterans’ home loans and affordable housing programs; Proposition 2 allows the revenue generated by 2004’s Proposition 63, the 1% tax on incomes above $1 million, to be used for $2 billion in bonds for homelessness prevention housing; and Proposition 4 authorizes $1.5 billion in bonds to fund construction at various hospitals providing children’s health care. Twelve propositions qualified for inclusion in the November 3, 2020 ballot, five of which were approved. Two of the propositions approved in November 2020 could directly affect the Governor’s and State Legislature’s budget plans. Proposition 14 authorizes the issuance of $5.5 billion in bonds for state stem cell research and Proposition 19 changes tax assessment transfers and inheritance rules. Ten propositions qualified for inclusion in the November 5, 2024 ballot, six of which were approved. Three of the propositions approved in November 2024 could directly affect the Governor’s and State Legislature’s budget plans. Proposition 2 authorizes the issuance of $10 billion in bonds to fund school construction; Proposition 4 authorizes $10 billion in bonds to fund various water infrastructure, energy and environmental protection projects; and Proposition 35 makes permanent an existing tax on managed health care insurance plans that was set to expire in 2026.

State Cash Position

Through the Pooled Money Investment Account (PMIA), the State Treasurer invests taxpayers’ money to manage the State’s cash flow and strengthen the financial security of local governmental entities. PMIA policy sets as primary investment objectives safety, liquidity and yield. The Investment Division of the State Treasurer’s Office (the “Investment Division”) manages the PMIA under statutory authority granted by California Government Code Sections 16430 and 16480.4. The Pooled Money Investment Board governs the PMIA. The State Treasurer chairs the Board, which also includes the State Controller and the State Director of Finance. The PMIA has three primary sources of funds: the State general fund; special funds held by State agencies; and moneys deposited by cities, counties and other entities into the Local Agency Investment Fund (LAIF). At the end of May 2026, the PMIA portfolio totaled approximately $177.4 billion. The daily investment activity in May 2026 averaged $2.349 billion.

Through the PMIA, the Investment Division manages two programs of particular note: the LAIF and time deposits.

The LAIF allows cities, counties and special districts to place money in a major portfolio and, at no additional costs to taxpayers, use the expertise of Investment Division staff. Participating agencies can withdraw their funds from the LAIF at any time. At the end of April 2026, the LAIF had 2,333 participating agencies and a balance of $28.5 billion.

Under the time deposit program, the PMIA provides money to community banks at competitive rates. Eligible institutions are commercial banks, savings banks and credit unions that are federally insured and licensed to accept deposits in the State of California. Banks which receive time deposit funds can use the money to expand economic opportunity and create jobs in the communities they serve. At the end of May 2026, the PMIA had 155 time deposits totaling $5.5 billion in 56 institutions.

Future Budgets

The 2026-27 Enacted Budget includes a significant number of reductions to ongoing programs to provide greater fiscal stability in future years. Reductions in Medi-Cal program coverage and services and other health care related programs total $68 million in General Fund assets in 2026-2027– growing to $552 million by 2029-30. The 2026-27 Enacted Budget additionally makes multiple future commitments to the California Food Assistance Program (“CalFresh”) and Child Welfare Services in order to better address the needs of individual children. This includes allocating $4.6 billion in total expenditures to CalFresh and nutrition programs and $1.1 billion in General Fund expenditures for children and families in Child Welfare programs. The 2026-27 Enacted Budget also provides that the State will continue to reduce long-term retirement liabilities and has various multi-year proposals to pay down its long-term debt obligations. It cannot be predicted what actions will be taken in the future by the State Legislature and the Governor with respect to future budgetary matters. The 2026 Budget Act includes SFEU balances of $4.5 billion in 2026-27 and $403 million in 2027-28. The State budget will continue to be affected by national and State economic conditions and other factors, including future public health issues, legislative and climate changes.

Constitutional and Statutory Limitations on Taxes and Appropriations; Constraints on the State Budget Process; Future Initiatives

Over the years, a number of laws and constitutional amendments have been enacted, often through voter initiatives, which have increased the difficulty of raising State taxes, restricted the use of the State’s General Fund or special fund revenues, or otherwise limited the State Legislature and the Governor’s discretion in enacting budgets. An example of a provision that makes it more difficult to raise taxes is Article XIIIA of the State Constitution, which resulted from the voter-approved Proposition 13, passed in 1978, which, among other matters, required that any change in State taxes enacted for the purpose of increasing revenues collected pursuant thereto, whether by increased rates or changes in computation, be approved by a two-thirds supermajority vote in each house of the State Legislature. Examples of provisions restricting the State Legislature’s and the Governor’s discretion in enacting budgets include: Proposition 39, approved by the voters in 2012, increased taxation on out-of-state businesses by changing the method by which such businesses calculate their tax liability and required that $550 million annually for five years from such increased revenues be used to fund projects that create energy efficiency and clean energy jobs in California; Proposition 22, passed in 2010, which limited the State’s ability to take certain local government funds; Proposition 26, also passed in 2010, which required a two-thirds supermajority vote in the State Legislature to pass certain State fees and a two-thirds majority of voters to pass certain local fees; Proposition 98, passed in 1988, which mandated that a minimum amount of General Fund revenues be spent on local education; and Proposition 10, passed in 1998, which raised taxes on tobacco products and mandated how the additional revenues would be expended. In addition, although Proposition 25, approved by the voters in 2010, replaced the requirement of a two-thirds supermajority in the State Legislature to enact the State’s budget with a majority vote requirement, it left intact the previous requirement of a two-thirds supermajority vote to raise taxes.

Other Constitutional amendments, legislature referred and voter-initiated statutes approved by the voters have also affected the budget process. These include: Proposition 1, the Water Quality, Supply, and Infrastructure Improvement Act of 2014, which was approved by the voters in November 2014, and provided for $7.5 billion in general obligation bonds for water storage, water quality, flood protection and watershed protection and restoration projects; Proposition 2, passed in 2014, which among other matters required that certain revenue be used to pay off General Fund debts and build up the State’s “Rainy Day Fund”; Proposition 30, passed in 2012, which temporarily increased personal income taxes and sales taxes and guaranteed that revenues from such temporary tax increases would be spent only on schools (voters approved Proposition 55 in November 2016, extending the three additional tax brackets created by Proposition 30 through tax year 2030); Proposition 25, passed in 2010, which, among other matters, required State legislators to forfeit their pay in years in which they fail to pass a budget in a timely fashion; Proposition 58, approved in 2004, which required the adoption of a balanced budget and restricted future borrowing to cover budget deficits; Proposition 49, approved in 2002, which required the expansion of funding for before and after school programs; Proposition 63, approved in 2004, which imposed a surcharge on taxable income of more than $1 million and earmarked this funding for expanded mental health services (Proposition 2, approved in November 2018, allowed the revenue generated by Proposition 63 to be used for $2 billion in bonds for homelessness prevention housing); Proposition 1A, approved in 2004 (described in more detail under “Issues Affecting Local Governments and Special Districts” below), which limited the State Legislature’s power over local revenue sources, and Proposition 1A approved in 2006, which limited the State Legislature’s ability to use sales taxes on motor vehicle fuels for any purpose other than transportation. Certain of these approved constitutional amendments are described in more detail below.

Taxes on Tobacco Products—Cigarette and tobacco taxes primarily affect special funds, with $85 million going to the General Fund and $758 million to special funds in 2015-16. The California Healthcare, Research and Prevention Tobacco Tax Act of 2016 (Proposition 56), passed by the voters in November 2016, increased the excise tax rate on cigarettes, tobacco products, and electronic cigarettes, effective April 1, 2017. Lastly, Proposition 56 newly imposed the tobacco products tax on electronic cigarettes. All of the new money from Proposition 56 goes to special funds.

Taxes on Marijuana Products—Proposition 64, The California Legal Marijuana Initiative, passed by the voters in November 2016, legalizes the recreational use of marijuana within California for persons age 21 and over, effective November 9, 2016. The measure also levied new excise taxes on the cultivation and retail sale of both recreational and medical marijuana as of January 1, 2018. Recreational marijuana is also subject to State and local sales taxes. Medical marijuana, on the other hand, is exempted from existing State and local sales taxes. However, future taxes on both medical and recreational marijuana can be levied by local governments.

Issues Affecting Local Governments and Special Districts

The primary units of local government in California are the 58 counties, which as of January 2026 ranged in population from approximately 1,180 in Alpine County to approximately 9.8 million in Los Angeles County. Counties are responsible for the provision of many basic services, including indigent healthcare, welfare, jails, and public safety in unincorporated areas. There are also 483 incorporated cities and towns in California as of January 2026 and thousands of special districts formed for education, utilities, and other services.

The fiscal condition of local governments has been constrained since Proposition 13 was approved by California voters in 1978. Proposition 13 reduced property taxes, limited the future growth of property taxes, and transferred control of property taxes from local governments to the State government. The proposition also limited the ability of local governments to impose “special taxes” (those devoted to a specific purpose) without two-thirds voter approval.

The effects of Proposition 13, however, were not felt immediately, as the State provided aid to local governments from the General Fund to make up some of the loss of property tax moneys. Local governments began to feel the repercussions in the early 1990s, when the State Legislature ordered county auditors to transfer 25% of property tax revenues to school districts, in an attempt to offset the State’s obligation, under Proposition 98, to provide a statutorily-specified minimum funding for education. This transfer stripped local governments of much-needed property tax revenues. The State Legislature attempted to mitigate this transfer by providing additional funding sources, including sales taxes, and reducing certain mandates for local services funded by cities and counties. Proposition 218, another constitutional amendment enacted by initiative in 1996, further limited the ability of local governments to raise taxes, fees, and other exactions. Counties, in particular, have had fewer options to raise revenues than many other local government entities, while they have been required to maintain many services.

The 2004 Budget Act, related legislation and the enactment of Proposition 1A in 2004 (described below) dramatically changed the State-local fiscal relationship. These constitutional and statutory changes implemented an agreement negotiated between the Governor and local government officials (the “State-local agreement”) in connection with the 2004 Budget Act. One change relates to the reduction of the vehicle license fee (“VLF”) rate from 2% to 0.65% of the market value of the vehicle in order to protect local governments, which had previously received all VLF revenues, the agreement required that the 1.35% reduction in VLF revenue be repaid to local governments in the form of an equivalent amount of property tax revenues.

Pursuant to statutory changes made in conjunction with the February 2009 Budget Package, the VLF rate increased from 0.65% to 1.15% on May 19, 2009. Of this 0.50% increase, 0.35% flowed to the General Fund, and 0.15% supported various law enforcement programs previously funded by the State General Fund. This increased VLF rate was effective through the 2010-11 fiscal year. Effective July 1, 2011, the VLF rate for most vehicles decreased to 0.65%.

As part of the State-local agreement, voters in the November 2004 election approved Proposition 1A. Proposition 1A of 2004 amended the State Constitution to, among other matters, reduce the State Legislature’s authority over local government revenue sources by placing restrictions on the State’s access to local governments’ property, sales, and VLF revenues as of November 3, 2004. Beginning with fiscal year 2008-09, the State is able to borrow up to 8% of local property tax revenues, but only if the Governor proclaims such action is necessary due to a severe State fiscal hardship and two-thirds of both houses of the State Legislature approves the borrowing. The amount borrowed is required to be paid back within three years. The State also will not be able to borrow from local property tax revenues for more than two fiscal years within a period of 10 fiscal years, and only if previous borrowings have been repaid.

In addition, the State cannot reduce the local sales tax rate or restrict the authority of the local governments to impose or change the distribution of the statewide local sales tax. Proposition 1A of 2004 also prohibits the State from mandating activities on cities, counties, or special districts without providing the funding needed to comply with the mandates. If the State does not provide funding for the activity that is mandated, the requirement on cities, counties, or special districts to abide by the mandate is suspended. In addition, Proposition 1A of 2004 expanded the definition of what constitutes a mandate to encompass State action that transfers to cities, counties, and special districts financial responsibility for a required program for which the State previously had partial or complete responsibility. The State mandate provisions of Proposition 1A of 2004 do not apply to schools or community colleges or to mandates relating to employee rights.

The 2009 Budget Act authorized the State to exercise its Proposition 1A borrowing authority and created a securitization mechanism for local governments to sell their right to receive the State’s payment obligations to a local government-operated joint powers agency (JPA). This JPA sold bonds in a principal amount of $1.895 billion in November 2009 to pay the participating local governments their full property tax allocations when they normally would receive such allocations. Pursuant to Proposition 1A of 2004, the State was required to repay the local government borrowing (which in turn would be used to repay the bonds of the JPA) no later than June 30, 2013. The State repaid the local government borrowing in 2012.

General Obligation Bond Ratings

As of July 1, 2026, the following ratings for the State of California general obligation bonds have been received from Fitch, Moody’s and S&P:

Fitch	Moody’s	S&P
AA	Aa2	AA-

Although these ratings indicate low credit risk, they are among the bottom half assigned to state general obligation bonds in the country. Any explanation of the significance of such ratings may be obtained only from the rating agency furnishing such ratings. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely if, in the judgment of the particular rating agency, circumstances so warrant. It is not presently possible to determine whether, or the extent to which, Fitch, Moody’s or S&P will change such ratings in the future.

These ratings reflect the State’s credit quality only and do not indicate the creditworthiness of other tax-exempt securities in which the Funds may invest. Moreover, the creditworthiness of obligations issued by local California issuers, such as counties, cities, school districts and other local agencies, may be unrelated to the creditworthiness of obligations issued by the State, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

In addition to the risk of nonpayment of California municipal instruments, if these obligations decline in quality and are downgraded by a NRSRO, they may become ineligible for purchase by the Fund.

Litigation

The State is a party to numerous legal proceedings where adverse decisions could have a material impact on State finances.

Major Seismic Activity

Most of California is within an active geologic region subject to major seismic activity. In 1989 and 1994, northern California and southern California, respectively, experienced major earthquakes causing billions of dollars in damages. The damage from the July 2019 Ridgecrest earthquakes was estimated in excess of $5.3 billion. Any obligation in the Funds could be affected by an interruption of revenues because of damaged facilities, or, consequently, income tax deductions for casualty losses or property assessment reductions. Compensatory financial assistance could be constrained by the inability of (i) an issuer to have obtained earthquake insurance coverage rates; (ii) an insurer to perform on its contracts of insurance in the event of widespread losses; or (iii) the federal or California State government to appropriate sufficient funds within their respective budget limitations.

California and Climate Change

The 2020 California wildfire season was characterized by a record-setting year of wildfires that burned across the state of California as measured during the modern era of wildfire management and record keeping. As of the end of 2020, nearly 10,000 fires had burned over 4.2 million acres, more than 4% of the state’s roughly 100 million acres of land, making 2020 the largest wildfire season recorded in California’s modern history. California’s August Complex fire has been described as the first “gigafire” as the area burned exceeded 1 million acres. The fire crossed seven counties and has been described as being larger than the state of Rhode Island. On August 19, 2020, California Governor Gavin Newsom reported that the state was battling 367 known fires, many sparked by intense thunderstorms. In early September 2020, a combination of a record-breaking heat wave, and Diablo and Santa Ana winds sparked more fires and explosively grew active fires, with the August Complex more than doubling the Mendocino Complex’s size to become California’s largest recorded wildfire. While the 2021 wildfire season was milder than the 2020 wildfire season, with under 2.6 million acres burned through December 2021, the State experienced 5 of the 20 largest wildfires in the State’s history. In Southern California, the threat is driven by persistent drought, high grass loads, and weakening coastal moisture. In Northern California, a developing flash drought and early-season dryness are pushing conditions toward critical levels faster than usual. High-elevation forests and lowland grasslands in both regions are of particular concern. The 2024 fire season in California was marked by significant wildfire activity, exacerbated by a hotter-than-normal June and an abundance of fine fuels resulting from unusually wet winter and spring seasons. Among the thousands of incidents throughout the year, the Park Fire stood out as a particularly devastating event, which ultimately consumed 429,603 acres across Butte and Tehama counties. The 2025 wildfire season was marked by high levels of economic damage as several fires spread across densely populated areas of the state. In January 2025, wildfires in the Pacific Palisades and Eaton neighborhoods caused widespread destruction due, in part, to the abnormally dry conditions and extreme winds. Despite their relatively small size, the 2025 wildfires are considered to be the costliest wildfires on record, causing approximately $40 billion in insured damages. The 2026-27 Enacted Budget allocated $5.0 billion and 14,044 positions to the California Department of Forestry and

Fire Protection, which provides natural resource management and wildland fire protection services to 31 million acres of the State Responsibility Area across California.

Conclusions

It is not possible to predict how these or other economic considerations, State budgetary and fiscal conditions, legislative and voter initiatives, State constitutional amendments, and other relevant factors may affect the long-term ability of the State of California or California municipal issuers to pay interest or repay principal on their obligations. There is no assurance that any California issuer will make full or timely payments of principal or interest or remain solvent. For example, in December 1994, Orange County, California, together with its pooled investment funds, which included investment funds from other local governments, filed for bankruptcy. In May 2008, the City of Vallejo, California, filed Chapter 9 bankruptcy because its tax revenues, which dropped precipitously with housing values, could no longer cover basic city services.

Los Angeles County, the nation’s largest county, in the recent past has also experienced financial difficulty and its financial condition will continue to be affected by the large number of County residents who are dependent on government services and by a structural deficit in its health department. Three California municipalities, San Bernardino, Stockton and Mammoth Lakes, filed for Chapter 9 bankruptcy in 2012, the first such filings in California since 2008. While the Mammoth Lakes bankruptcy was brought on by a $43 million development lawsuit, the San Bernardino and Stockton filings appear to have been the result of fiscal difficulties caused by the collapse of the housing market and the recession. The Mammoth Lakes bankruptcy proceeding was dismissed in 2012, Stockton emerged from bankruptcy in February 2015, and San Bernardino emerged from bankruptcy in June 2017. The fall-out from those bankruptcies is not known and difficult to predict. It is not known whether other California municipalities may also enter bankruptcy.

Furthermore, certain tax-exempt securities in which a Fund may invest may be obligations payable solely from the revenues of specific institutions, or may be secured by specific properties, which are subject to provisions of California law that could adversely affect the holders of such obligations. For example, the revenues of California healthcare institutions may be subject to State laws, and California law limits the remedies of a creditor secured by a mortgage or deed of trust on real property.

Additional Information

Information regarding the State’s financial condition is included in various public documents issued by the State, such as the official statements prepared in connection with the issuance of general obligation bonds of California. Such official statements may be obtained by accessing the State Treasurer’s website or by contacting the State Treasurer’s Investor Relations office at (800) 900-3873.

Publications from the LAO can be read in full by accessing the LAO’s website or by contacting the LAO at (916) 445-4656.

A summary and the complete text of the 2026-27 Enacted Budget can be found at the California Budget website of the Department of Finance, under the heading “Enacted Budget.” The website also contains complete texts of the Governor’s initial proposed budget for fiscal year 2026-27 and the Governor’s revised budget for fiscal year 2026-27 under the respective headings “Governor’s Proposed Budget” and “May Revision.”

None of the information on the above websites is incorporated herein by reference.

OTHER INFORMATION ON NEW YORK AND CALIFORNIA MUNICIPAL INSTRUMENTS

The Investment Adviser believes that it is likely that sufficient New York and California municipal instruments and certain specified federal obligations should be available to satisfy the respective investment objectives, strategies and limitations of the New York ETF and California ETF. If the Board, after consultation with the Investment Adviser, should for any reason determine that it is impracticable to satisfy a Fund’s investment objective, strategies and limitations because of the unavailability of suitable investments, the Board would re-evaluate the particular Fund’s investment objective and strategies and consider changes in its structure and name or possible dissolution.

INVESTMENT RESTRICTIONS

Each Fund is subject to the fundamental investment restrictions enumerated below which may be changed with respect to a particular Fund only by a vote of the holders of a majority of such Fund’s outstanding shares as described in “Description of Shares” below.

No Fund may:

(1) Make loans, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemptions therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(2) Purchase or sell real estate or real estate limited partnerships, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemptions therefrom, as such statute, rules or regulations may be amended or interpreted from time to time. This restriction shall not prevent the Fund from investing directly or indirectly in portfolio instruments secured by real estate or interests therein or acquiring securities of REITs or other issuers that deal in real estate.

(3) Invest in commodities or commodity contracts, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemptions therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(4) Act as underwriter of securities, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemptions therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(5) Concentrate its investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time, except that a Fund will concentrate to approximately the same extent that its Underlying Index concentrates in the securities of such particular industry or group of industries.

(6) Borrow money or issue senior securities, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemptions therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

Notwithstanding any of a Fund’s other fundamental investment restrictions (including, without limitation, those restrictions relating to issuer diversification and industry concentration), the Fund may: (a) purchase securities of other investment companies to the full extent permitted under Section 12 of the 1940 Act or any other provision of the 1940 Act (or any successor provision thereto) or under any regulation or order of the SEC; and (b) invest all or substantially all of its assets in a single open-end investment company or series thereof with substantially the same investment objective, strategies and fundamental restrictions as the Fund.

The following descriptions may assist shareholders in understanding the requirements of the 1940 Act and interpretations thereunder in connection with the above policies and restrictions for various Funds. Certain investment restrictions set forth above provide certain Funds with the ability to operate under new interpretations of the 1940 Act or pursuant to exemptive relief from the SEC without receiving prior shareholder approval of the change.

The following descriptions are limited by any non-fundamental investment restrictions described above and are subject to a Fund’s investment objective and general investment strategies as stated in the Fund’s Prospectus and this SAI.

Concentration and Industry Classification. The SEC has presently defined concentration as investing more than 25% of an investment company’s net assets in an industry or group of industries, with certain exceptions.

Except to the extent otherwise provided in each of the Investment Restrictions above, for the purpose of determining industry classification, a Fund may use the industry classification provided by a third party service provider. For the purpose of determining the percentage of a Fund’s total assets invested in securities of issuers having their principal business activities in a particular industry, (i) an asset-backed security will be classified separately based on the nature of its underlying assets; (ii) state and municipal governments and their agencies and authorities are not deemed to be industries; (iii) as to utility companies, the gas, electric, water and telephone businesses are considered separate industries; (iv) personal credit finance companies and business credit finance companies are deemed to be separate industries; and (v) wholly owned financial companies are considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents.

Borrowing. The 1940 Act presently allows a Fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33-1/3% of its total assets, including the amount borrowed (not including temporary borrowings not in excess of 5% of its total assets).

Senior Securities. Senior securities may include any obligation or instrument issued by a Fund evidencing indebtedness. The 1940 Act generally prohibits Funds from issuing senior securities, except that the Funds may borrow money as described in the above policies and restrictions. Rule 18f-4 under the 1940 Act permits a Fund to enter into derivatives transactions and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act so long as such transactions are entered into in compliance with Rule 18f-4 under the 1940 Act.

Lending. Under the 1940 Act, a Fund is required to have a fundamental investment policy governing making loans to other persons. Current SEC staff interpretations under the 1940 Act prohibit a Fund from lending more than 33-1/3% of its total assets, except through the lending of portfolio securities, the purchase of debt obligations or the use of repurchase agreements.

Diversification. Under the 1940 Act, a diversified fund may not, with respect to 75% of its total assets, purchase securities of an issuer (other than (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and (ii) securities of other investment companies) if, as a result, (a) more than 5% of the Fund’s total assets would be invested in securities of that issuer or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

Underwriting. Under the 1940 Act, underwriting securities involves a Fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified Fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

Real Estate. The 1940 Act does not directly restrict a Fund’s ability to invest in real estate, but does require that every Fund have a fundamental investment policy governing such investments.

Securities held in escrow or separate accounts in connection with a Fund’s investment practices described in this SAI and the Prospectus are not deemed to be mortgaged, pledged or hypothecated for purposes of the foregoing restrictions.

Any Investment Restriction that involves a maximum percentage (other than the restriction set forth above with respect to borrowing money) will not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowings by a Fund. The 1940 Act requires a Fund to continuously maintain an “asset coverage” of at least 300% of the amount of its borrowings. If the asset coverage for borrowings at any time falls below 300% of the amount borrowed a Fund will, within three days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the net asset coverage of such borrowings shall conform to such limits.

CONTINUOUS OFFERING

The method by which Creation Unit Aggregations of shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of shares are issued and sold by the Funds on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Transfer Agent, breaks them down into constituent shares, and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter. Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus delivery obligation with respect to shares of the Funds are reminded that, pursuant to Rule 153 under the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Listing Exchange is satisfied by the fact that the prospectus is available at the Listing Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board has adopted a policy on disclosure of portfolio holdings, which it believes is in the best interest of the Funds’ shareholders. The policy provides that neither the Funds nor their Investment Adviser, Distributor or any agent, or any employee thereof (“Fund Representative”) will disclose a Fund’s portfolio holdings information to any person other than in accordance with the Trust’s policies and procedures. For purposes of the policy, “portfolio holdings information” means a Fund’s actual portfolio holdings, as well as non-public information about its trading strategies or pending transactions including the portfolio holdings, trading strategies or pending transactions of any commingled fund portfolio which contains identical holdings as the Fund. Under the policy, neither a Fund nor any Fund Representative may solicit or accept any compensation or other consideration in connection with the disclosure of portfolio holdings information. A Fund Representative may provide portfolio holdings information to third parties if such information has been included in a Fund’s public filings with the SEC or is disclosed on the Fund’s publicly accessible website. Information posted on a Fund’s website may be separately provided to any person commencing the day after it is first published on the Fund’s website.

Under the policy, each Fund’s portfolio holdings information will be provided by the Fund Administrator/Custodian to the National Securities Clearing Corporation (“NSCC”) each business day for dissemination through the NSCC’s facilities and/or other fee-based subscription services to NSCC members and/or subscribers to those other fee-based subscription services, including Authorized Participants, which are generally large institutional investors that have been authorized by the Funds’ distributor to purchase and redeem from the Funds, and to entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading shares of Funds in the secondary market. Each Fund discloses its portfolio holdings and the percentages they represent of the Fund’s net assets on the Fund’s website prior to the opening of regular trading on the primary listing exchange of the Fund’s shares each day the Fund is open for business. The Distributor may also make available portfolio holdings information to other institutional market participants and entities that provide information services. This information typically reflects each Fund’s anticipated holdings on the following business day. Certain NTI employees discuss custom basket proposals with Authorized Participants and market makers as described under “Custom Baskets” in the “Purchase and Redemption of Creation Unit Aggregations” section of this SAI. As part of these custom basket discussions, these NTI employees may discuss the securities a Fund is willing to accept for a creation order, and securities that a Fund will provide for a redemption order. NTI employees may also discuss a Fund’s portfolio holdings-related information with broker-dealers, in connection with settling a Fund’s transactions, as may be necessary to conduct business in the ordinary course and in a manner consistent with the Trust’s policies and procedures.

Portfolio holdings will be disclosed through required filings with the SEC. Each Fund files its portfolio holdings with the SEC and the holdings are publicly made available twice each fiscal year on Form N-CSR (with respect to each annual period and semiannual period) and twice each fiscal year on Form N-PORT (with respect to the first and third fiscal quarters of the Fund’s fiscal year). Shareholders may obtain a Fund’s Forms N-CSR and N-PORT filings on the SEC’s website at sec.gov. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website.

Under the Trust’s policies and procedures, the Board is to receive information, on a quarterly basis, regarding any other disclosures of non-public portfolio holdings information that were permitted during the preceding quarter.

ADDITIONAL TRUST INFORMATION

TRUSTEES AND OFFICERS

The Board is responsible for the management and business and affairs of the Funds. Set forth below is information about the Trustees and the Officers of Northern Funds as of the date of this SAI. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board. As of the date of this SAI, each Trustee oversees a total of 94 portfolios in the Northern Funds Complex. The Northern Funds Complex consists of Northern Funds, Northern Institutional Funds, and FlexShares Trust. As of the date of this SAI, Northern Funds consists of 61 portfolios, Northern Institutional Funds consists of 6 portfolios, and FlexShares Trust consists of 27 portfolios.

INDEPENDENT TRUSTEES

NAME, YEAR OF BIRTH, ADDRESS(1), POSITIONS HELD WITH TRUST AND TERM OF OFFICE AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)
Therese M. Bobek Year of Birth: 1960 Trustee since 2019	• Adjunct Lecturer in the Masters of Accountancy Program, University of Iowa Tippie College of Business from 2018 to 2022; • Assurance Partner, PricewaterhouseCoopers LLP from 1997 to 2018.	• Methode Electronics, Inc.

Ingrid LaMae A. de Jongh Year of Birth: 1965 Trustee since 2019

•

Chief Schooling Officer & Provost since 2020 and Head of School Management and Technology from 2016 to 2020, Success Academy Charter Schools;

•

Member of the Board of Directors of Bank Leumi USA from 2016 to 2022;

•

Partner in Accenture (global management consulting and professional services firm) from 1987 to 2012;

•

Member of the Board of Directors, Member of Nominating and Governance and Compensating Committees of Carver Bancorp from 2014 to 2018.

• None

(1)	Each Trustee may be contacted by writing to the Trustee, c/o the Secretary of the Trust, The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60603.
(2)

Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board (which may be changed without shareholder vote) on the earlier of the completion of 15 years of service on the Board and the last day of the calendar year in which he or she attains the age of seventy-five years. For Trustees who joined the Board prior to July 1, 2016, the 15 year service limit is measured from July 1, 2016.

(3)	This column includes only directorships of companies required to report to the SEC under the Exchange Act (i.e., public companies) or other investment companies registered under the 1940 Act.

INDEPENDENT TRUSTEES (CONTINUED)

NAME, YEAR OF BIRTH, ADDRESS(1), POSITIONS HELD WITH TRUST AND TERM OF OFFICE AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)
Thomas A. Kloet Year of Birth: 1958 Trustee since 2015 and Chairperson since 2020

•

Chair of Boards of The Nasdaq Stock Market LLC, Nasdaq PHLX LLC, Nasdaq MRX, LLC, Nasdaq ISE, LLC, Nasdaq GEMX, LLC and Nasdaq BX, Inc. since 2015;

•

Executive Director and Chief Executive Officer, TMX Group, Ltd. (financial services company and operator of stock, derivatives exchanges, their clearing operations and securities depository) from 2008 to 2014.

• Nasdaq, Inc.

(1)	Each Trustee may be contacted by writing to the Trustee, c/o the Secretary of the Trust, The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60603.
(2)

Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board (which may be changed without shareholder vote) on the earlier of the completion of 15 years of service on the Board and the last day of the calendar year in which he or she attains the age of seventy-five years. For Trustees who joined the Board prior to July 1, 2016, the 15 year service limit is measured from July 1, 2016.

(3)	This column includes only directorships of companies required to report to the SEC under the Exchange Act (i.e., public companies) or other investment companies registered under the 1940 Act.

INDEPENDENT TRUSTEES (CONTINUED)

NAME, YEAR OF BIRTH, ADDRESS(1), POSITIONS HELD WITH TRUST AND TERM OF OFFICE AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)
David R. Martin Year of Birth: 1956 Trustee since 2017

•

Professor of Instruction, University of Texas, McCombs School of Business since 2017;

•

Chief Financial Officer, Neo Tech (an electronics manufacturer) from 2019 to 2023;

•

Vice President, Chief Financial Officer and Treasurer of Dimensional Fund Advisors LP (an investment manager) from 2007 to 2016;

•

Executive Vice President, Finance and Chief Financial Officer of Janus Capital Group Inc. (an investment manager) from 2005 to 2007;

•

Senior Vice President, Finance of Charles Schwab & Co., Inc. (an investment banking and securities brokerage firm) from 1999 to 2005.

• None

William Martin Year of Birth: 1970 Trustee since July 1, 2024

•

Investment Committee Chair, Foundation for the Carolinas (a community foundation) since 2022;

•

Board Member, Social Venture Partners, Charlotte (a venture philanthropy partnership) since 2012;

•

Senior Managing Director, Chief Investment Officer of Global Fixed Income, Nuveen/TIAA (an investment manager) from 2004 to 2020;

• None

(1)	Each Trustee may be contacted by writing to the Trustee, c/o the Secretary of the Trust, The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60603.
(2)

Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board (which may be changed without shareholder vote) on the earlier of the completion of 15 years of service on the Board and the last day of the calendar year in which he or she attains the age of seventy-five years. For Trustees who joined the Board prior to July 1, 2016, the 15 year service limit is measured from July 1, 2016.

(3)	This column includes only directorships of companies required to report to the SEC under the Exchange Act (i.e., public companies) or other investment companies registered under the 1940 Act.

INDEPENDENT TRUSTEES (CONTINUED)

NAME, YEAR OF BIRTH, ADDRESS(1), POSITIONS HELD WITH TRUST AND TERM OF OFFICE AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Mary Jacobs Skinner, Esq. Year of Birth: 1957 Trustee since 1998

•

Executive Committee Member and Chair, Policy and Advocacy Council, Ann & Robert H. Lurie Children’s Hospital since 2016;

•

Executive Committee Member and Director, Boca Grande Clinic, since 2019;

•

Member, Law Board, Northwestern Pritzker School of Law, since 2019;

•

Director, Pathways Awareness Foundation since 2000;

•

Harvard Advanced Leadership Fellow—2016;

•

Retired in 2015 as partner in the law firm of Sidley Austin LLP;

•

Director, Chicago Area Foundation for Legal Services from 1995 to 2013.

• None

(1)	Each Trustee may be contacted by writing to the Trustee, c/o the Secretary of the Trust, The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60603.
(2)

Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board (which may be changed without shareholder vote) on the earlier of the completion of 15 years of service on the Board and the last day of the calendar year in which he or she attains the age of seventy-five years. For Trustees who joined the Board prior to July 1, 2016, the 15 year service limit is measured from July 1, 2016.

(3)	This column includes only directorships of companies required to report to the SEC under the Exchange Act (i.e., public companies) or other investment companies registered under the 1940 Act.

INTERESTED TRUSTEE

NAME, YEAR OF BIRTH, ADDRESS(1), POSITIONS HELD WITH TRUST AND TERM OF OFFICE AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)
Paula Kar(4) Year of Birth: 1975 Trustee since 2024	• Global Head of Product at Northern Trust Asset Management from 2023 to present; • Global Head of Product Strategy and Development at Northern Trust Asset Management from 2019 to 2023	• Alpha Core Strategies Fund

(1)	Each Trustee may be contacted by writing to the Trustee, c/o the Secretary of the Trust, The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60603.
(2)

Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board (which may be changed without shareholder vote) on the earlier of the completion of 15 years of service on the Board and the last day of the calendar year in which he or she attains the age of seventy-five years. For Trustees who joined the Board prior to July 1, 2016, the 15 year service limit is measured from July 1, 2016.

(3)	This column includes only directorships of companies required to report to the SEC under the Exchange Act (i.e., public companies) or other investment companies registered under the 1940 Act.
(4)	An “interested person,” as defined by the 1940 Act. Ms. Kar is deemed to be an “interested” Trustee because she is an officer of NTI and its parent company.

OFFICERS OF THE TRUST

NAME, YEAR OF BIRTH, ADDRESS, POSITIONS HELD WITH TRUST AND TERM OF OFFICE AND LENGTH OF SERVICE(1)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
Kevin P. O’Rourke Year of Birth: 1971 Northern Trust Investments, Inc. 50 South LaSalle Street Chicago, Illinois 60603 President and Principal Executive Officer since 2024	President of Northern Funds, Northern Institutional Funds and FlexShares Trust since 2024; Senior Vice President of Northern Trust Investments, Inc. since 2014; Vice President of Northern Institutional Funds and Northern Funds from 2015 to 2024.

Stephen V. Sivillo Year of Birth: 1971 Northern Trust Investments, Inc. 50 South LaSalle Street Chicago, Illinois 60603 Chief Compliance Officer since 2023	Senior Vice President of Northern Trust Investments, Inc. since 2023; Chief Compliance Officer and Controller of ABR Dynamic Funds, LLC from 2018 to 2023.

Darlene Chappell Year of Birth: 1963 The Northern Trust Company 50 South LaSalle Street Chicago, Illinois 60603 Anti-Money Laundering Compliance Officer since 2009	Vice President and Compliance Consultant for The Northern Trust Company since 2006, Anti-Money Laundering Compliance Officer for Northern Trust Investments, Inc., Northern Trust Securities, Inc. and Alpha Core Strategies Fund since 2009; Anti-Money Laundering Compliance Officer for 50 South Capital Advisors, LLC since 2015, and FlexShares Trust since 2011; Anti-Money Laundering Compliance Officer for Belvedere Advisors LLC from 2019 to 2023.

Randal E. Rein Year of Birth: 1970 Northern Trust Investments, Inc. 50 South LaSalle Street Chicago, Illinois 60603 Principal Financial Officer, Principal Accounting Officer and Treasurer since 2008	Senior Vice President of Northern Trust Investments, Inc. since 2010; Treasurer and Principal Financial Officer of FlexShares Trust since 2011.

Michael L. Brainerd Year of Birth: 1979 The Northern Trust Company 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2024	Senior Vice President and Division Manager of Fund Accounting of The Northern Trust Company since 2022. Vice President and Fund Accounting Department Head at Brown Brothers Harriman from 2020 to 2022.

(1)	Each Officer serves until his or her resignation, removal or retirement, or the election of his or her successor. Each Officer also holds the same office with Northern Institutional Funds.

OFFICERS OF THE TRUST (CONTINUED)

NAME, YEAR OF BIRTH, ADDRESS, POSITIONS HELD WITH TRUST AND TERM OF OFFICE AND LENGTH OF SERVICE(1)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
Monette R. Nickels Year of Birth: 1971 The Northern Trust Company 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2022	Senior Vice President, Head of Fund Tax Services of the Northern Trust Company since 2021; Accounting Manager of Complete Financial Ops, Inc. from 2017 to 2021.

Jamie E. Ulrich Year of Birth: 1975 The Northern Trust Company 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2023	Vice President of Financial Reporting of The Northern Trust Company since 2013.

Christopher Fair Year of Birth: 1982 The Northern Trust Company 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since May 2026	Vice President and Treasury Senior Associate of Northern Trust Asset Management since 2020.

Joseph Chavosky Year of Birth: 1980 The Northern Trust Company 50 South LaSalle Street Chicago, Illinois 60603 Vice President since May 2026	Vice President and Senior Product Manager of Northern Trust Asset Management since 2025; Vice President and Head of North America Treasury & Budgeting Team of Northern Trust Asset Servicing from 2019 to 2025.

Craig R. Carberry, Esq. Year of Birth: 1960 The Northern Trust Company 50 South LaSalle Street Chicago, Illinois 60603 Chief Legal Officer since 2019	Senior Trust Officer since 2021, Chief Legal Officer and Secretary since 2000 of Northern Trust Investments, Inc.; Chief Legal Officer and Secretary of Northern Trust Securities, Inc. since 2022 and 2020, respectively; Deputy General Counsel of Northern Trust Corporation since 2020; Deputy General Counsel and Senior Vice President of The Northern Trust Company since 2020 and 2015, respectively; Secretary of Alpha Core Strategies Fund since 2004 and Chief Legal Officer since 2019; Chief Legal Officer and Secretary of Belvedere Advisors LLC from 2019 to 2023; Chief Legal Officer and Secretary of 50 South Capital Advisors, LLC from 2015 to 2022.

OFFICERS OF THE TRUST (CONTINUED)

NAME, YEAR OF BIRTH, ADDRESS, POSITIONS HELD WITH TRUST AND TERM OF OFFICE AND LENGTH OF SERVICE(1)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
Jose J. Del Real, Esq. Year of Birth: 1977 The Northern Trust Company 50 South LaSalle Street Chicago, Illinois 60603 Secretary since 2018	Assistant Secretary and Assistant Trust Officer of Northern Trust Investments, Inc. since 2016; Assistant General Counsel and Senior Vice President of The Northern Trust Company since 2020; and Secretary of FlexShares Trust since 2018.

Jennifer A. Craig Year of Birth: 1973 The Northern Trust Company 50 South LaSalle Street Chicago, Illinois 60603 Assistant Secretary since 2022	Vice President of The Northern Trust Company since 2021; Secretary, Boston Trust Walden Funds from 2023 to May 2025; Assistant Vice President, Paralegal Manager of SS&C/ALPS Fund Services Inc. from 2007 to 2021.

(1)	Each Officer serves until his or her resignation, removal or retirement, or the election of his or her successor. Each Officer also holds the same office with Northern Institutional Funds.

As a result of the responsibilities assumed by the Trust’s service providers, the Trust itself requires no employees.

Each officer holds the same office with Northern Institutional Funds and certain officers hold comparable positions with certain other investment companies of which Northern Trust Corporation, or an affiliate thereof, is the investment adviser, custodian, transfer agent and/or administrator.

LEADERSHIP STRUCTURE. The Board is currently composed of seven Trustees, six of whom are not “interested persons” as defined in the 1940 Act (“Independent Trustee”), and one of whom is an “interested person” as defined in the 1940 Act (“Interested Trustee”). The Chairperson of the Board, Thomas A. Kloet, is an Independent Trustee. Paula Kar is considered an Interested Trustee because she is an officer, director, employee, and a shareholder of Northern Trust Corporation and/or its affiliates. Each Trustee was nominated to serve on the Board because of his or her experience, skills and qualifications. See “Trustee Experience.” The Board believes that its leadership structure is consistent with industry practices and is appropriate in light of the size of the Trust and the nature and complexity of its business. In particular:

•

Board Composition. The Trustees believe that having a super-majority of Independent Trustees (at least 75%) is appropriate and in the best interest of shareholders. The Trustees also believe that having Ms. Kar serve as an Interested Trustee brings management and financial insight that is important to certain of the Board’s decisions and is also in the best interest of shareholders.

•

Independent Trustee Meetings and Executive Sessions. The Trustees believe that meetings of the Independent Trustees and meetings in executive session, including with independent counsel, help prevent conflicts of interest from occurring. The Trustees also believe that these sessions allow the Independent Trustees to deliberate candidly and constructively, separately from management, in a manner that affords honest disagreement and critical questioning.

RISK OVERSIGHT. Risk oversight is a part of the Board’s general oversight of the Funds and is addressed as part of various Board and committee activities, including throughout the year at regular Board and committee meetings and through regular reports provided to the Board and/or its committees that address, among other items, certain investment, valuation, liquidity, and compliance matters. The Board also may receive special reports or presentations on a variety of risk issues, either upon the Board’s request or upon the Investment Adviser’s initiative. Day-to-day risk management functions are subsumed within the responsibilities of the

Investment Adviser and other service providers (depending on the nature of the risk), which carry out the Funds’ investment management and business affairs. Each of the Investment Adviser and other service providers employ a variety of processes, procedures and controls to identify various events or circumstances that may give rise to risks, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they occur. Each of the Investment Adviser and other service providers have their own independent interests in risk management, and their policies and methods of risk management will depend on their functions and business models. The Investment Adviser has a dedicated risk management function that is headed by a Chief Risk Officer.

Currently, the Board receives and reviews risk reports on a quarterly basis from the Investment Adviser’s Chief Risk Officer covering various risk areas, such as investment and market risk, operational risk, business continuity, cybersecurity risk, and regulatory compliance risk. These reports are intended to provide the Trustees with a forward-looking view of risk and the manner in which the Investment Adviser is managing various risks.

The Audit Committee, in addition to its risk management responsibilities, plays an important role in the Board’s risk oversight. Working with the Funds’ independent registered accountants, the Audit Committee reviews the Funds’ annual audit scope and the results of the audit of the Funds’ year-end financial statements.

The Valuation Committee reviews quarterly reports on fair valuation determinations, including the methodology used in making fair value determinations.

The Board also monitors and reviews the Funds’ performance metrics, and regularly confers with the Investment Adviser on performance-related issues. With respect to liquidity risk, the Board receives regular liquidity risk management reports under the Funds’ Liquidity Risk Management (LRM) Program that include information concerning illiquid investments within the Fund’s portfolio. The Board also reviews, no less frequently than annually, a written report prepared by the LRM Program administrator that addresses, among other items, the operation of the LRM Program and assesses its adequacy and effectiveness of implementation as well as any material changes to the LRM Program.

The Board has approved a derivatives risk manager, which is responsible for administering the Derivatives Risk Management (DRM) Program for the Funds that are required to implement a DRM Program. The Board meets with the derivatives risk manager on a periodic basis, including receiving quarterly and annual reports from the derivatives risk manager, to review the implementation of the DRM Program.

The Trust’s CCO reports to the Board at least quarterly regarding compliance matters. In addition to providing quarterly reports, the CCO provides an annual report to the Board in accordance with the Funds’ compliance policies and procedures. The CCO regularly discusses relevant compliance issues, including compliance risks, affecting the Funds during meetings with the Independent Trustees and counsel. The Board adopts compliance policies and procedures for the Funds and approves such procedures for the Funds’ service providers. The compliance policies and procedures are specifically designed to detect and prevent violations of the federal securities laws.

TRUSTEE EXPERIENCE. Each Trustee is required to possess certain qualities such as integrity, intelligence, the ability to critically discuss and analyze issues presented to the Board and an understanding of a trustee’s fiduciary obligations with respect to a registered investment company. In addition to these qualities, the following is a description of certain other Trustee attributes, skills, experiences and qualifications.

INDEPENDENT TRUSTEES

Therese M. Bobek: Ms. Bobek retired in 2018 from a 35-year career with PricewaterhouseCoopers, LLP (“PwC”), having served a wide variety of public and privately held clients with external audits, internal auditing and risk advisory services. Ms. Bobek’s final role was to serve in PwC’s national office, where she led a nationwide network of partners and managers whose main responsibility was to support audit quality in the field. After retirement from PwC, Ms. Bobek taught Advanced Auditing in the Masters of Accountancy program at the University of Iowa’s Henry B. Tippie College of Business for five years. Since 2020, she has been a director and member of the audit and nominating and governance committees of the board of directors of Methode Electronics, Inc., a global developer of custom engineered and application-specific products and solutions. Ms. Bobek has been a Board Member of Metropolitan Family Services and a Board Member of the Illinois Society of CPAs. She has also served as a member and Chair of the University of Iowa Professional Accounting Council, a voluntary council of business leaders supporting accounting education. She has served as an Independent Trustee of Northern Funds and Northern Institutional Funds since 2019, and as Independent Trustee of FlexShares Trust since July 2026.

Ingrid LaMae A. de Jongh: Ms. de Jongh served as a partner in the global financial services strategy at Accenture, and was with the global management consulting and professional services firm from 1987 through 2012. While at Accenture, she helped global financial institutions improve their business performance by developing strategies and business models, and implementing business change programs and systems. Since 2020 she has been the Chief Schooling Officer & Provost, and from 2016 to 2020 she was the Head of School Management and Technology at Success Academy Charter Schools, the largest network and highest-performing free, public charter schools in New York City. Ms. de Jongh is a former member of the Board of Carver Bancorp, Inc. in New York City, where she served as a member of the Nominating and Governance Committees and the Compensation Committee. She previously served on the Board of Directors of Bank Leumi USA from 2016 to 2022. Ms. de Jongh had previously served from 2011 to 2013 as a member of the U.S. Department of Commerce’s National Advisory Council for Minority Business Enterprises. She has served as an Independent Trustee of Northern Funds and Northern Institutional Funds since 2019, and as Independent Trustee of FlexShares Trust since July 2026.

Thomas A. Kloet: Mr. Kloet is a long-time financial industry executive and former Chief Executive Officer of TMX Group, Ltd., a financial services company and operator of stock, derivatives exchanges, their clearing operations and securities depository. As a result of this position, Mr. Kloet is familiar with financial, investment and business matters. He also understands the functions of a board through his service during the past twelve years on the Board of Nasdaq, Inc. (plus the Nasdaq Stock Market, LLC as well as certain other U.S. stock and option exchanges of Nasdaq, Inc. where he has served as Board Chair since 2016); and previous board experience with TMX Group, Ltd.; Box Options Exchange; FTSE-TMX Global Debt Capital Markets, Inc.; Bermuda Stock Exchange, Inc.; the Investment Industry Regulatory Organization of Canada and the World Federation of Exchanges. He is a certified public accountant, a member of the American Institute of Certified Public Accountants and is an emeritus member of the Board of Elmhurst College. He has served as an Independent Trustee of Northern Funds and Northern Institutional Funds since 2015, and as Independent Trustee of FlexShares Trust since July 2026.

Mr. Kloet serves on the Board of Directors of Nasdaq, Inc. Northern Trust Corporation (“NTC”), parent company of NTI, and its affiliates (including affiliated fund complexes) pay listing fees, market data fees, GRC (governance risk and compliance) software fees and similar fees to Nasdaq, Inc. and its affiliates, The Nasdaq Stock Market LLC, Nasdaq OMX Nordic OY and Nasdaq CXC Ltd. (collectively, “Nasdaq”). The total of these payments were $6,509,143 and $10,756,134 in each of 2024 and 2025, respectively, which are immaterial to Nasdaq’s total revenues. In consideration of the immaterial amounts involved in the foregoing transactions, Mr. Kloet is not considered to have a material business or professional relationship with NTI or its affiliates.

David R. Martin: Mr. Martin was Chief Financial Officer for Neo Tech, an electronics manufacturer, from 2019 to 2023. Mr. Martin was Vice President, Chief Financial Officer and Treasurer from 2007 to 2016 of Dimensional Fund Advisors LP, a global investment manager that provides its services largely to investment companies or their local equivalent (mutual funds in the U.S.). The funds are held primarily by clients of independent financial advisors but they are also held by institutional clients (who may invest in separate accounts), pensions and profit sharing plans, corporations, defined contribution plans, endowments, state and municipal entities, and sovereign wealth funds. Mr. Martin had oversight responsibilities for all finance and accounting, real estate and compliance functions while at Dimensional, including the implementation of a global transfer pricing methodology. He also served as a director on eight internal Dimensional boards. During his 35-year career in corporate finance, Mr. Martin also had senior management positions at Janus Capital Group, Inc. and Charles Schwab & Co., Inc. and senior level finance positions at First Interstate Bank of Texas, N.A. and Texas Commerce Bancshares, Inc. Mr. Martin is familiar with the functions of mutual fund boards and their oversight responsibilities and the operations of fund advisers and other service providers. He is also well versed in risk management and financial matters affecting mutual funds. He has served as an Independent Trustee of Northern Funds and Northern Institutional Funds since 2017, and as Independent Trustee of FlexShares Trust since July 2026.

William Martin: Mr. Martin has extensive experience in fixed income portfolio management and in the financial industry. From 2004 to 2020, he held various portfolio manager positions at Nuveen / TIAA, most recently serving as a Senior Managing Director and the Chief Investment Officer of Global Fixed Income. Prior to his role as Nuveen’s Chief Investment Officer of Global Fixed Income, Mr. Martin held various roles at Nuveen, which included being the Lead Portfolio Manager of fixed income mutual funds and leading sector portfolio management within structured finance. Prior to working at Nuveen, Mr. Martin held executive positions at Lewtan Technologies and Visible Markets, Inc. Mr. Martin is familiar with the oversight functions of mutual fund boards and the operations and investment risk management responsibilities of fund advisors. He currently serves as Chairperson for the Foundation for the Carolinas’ Investment Committee, where he oversees asset allocation guidelines and management of the OCIO relationship for the fifth largest community foundation in the United States. Mr. Martin is also a board member for Social Venture Partners Charlotte, a venture philanthropy partnership focused on building capacity with select non-profits and innovative social entrepreneurs in the Charlotte region. He has served as an Independent Trustee of Northern Funds and Northern Institutional Funds since 2024, and as Independent Trustee of FlexShares Trust since July 2026.

Mary Jacobs Skinner: Ms. Skinner was a partner until 2015 at Sidley Austin LLP, a large international law firm, in which she managed a regulatory-based practice. As a result of this position, Ms. Skinner is familiar with legal, regulatory and financial matters. She was a Harvard Advanced Leadership Fellow in 2016. She also is familiar with the functions of the Board and its oversight responsibilities with respect to the Investment Adviser and other Fund service providers as a result of her service as an Independent Trustee of Northern Funds since 1998 and Northern Institutional Funds since 2000, and as Independent Trustee of FlexShares Trust since July 2026.

INTERESTED TRUSTEE

Paula Kar: Ms. Kar is Executive Vice President and Chief Product Officer for Northern Trust Asset Management. Ms. Kar has oversight of product strategy, innovation, commercialization and governance for all investment products globally. She serves on the Asset Management Executive Group and on the Board of Directors for Northern Trust Investments. She represents Northern Trust as a Trustee on the Northern Funds Board (Mutual Funds and ETFs), FlexShares Board (ETFs) and Alpha Board (Alternatives). Ms. Kar joined Northern Trust Asset Management in 2019 as global head of product strategy & development. Ms. Kar has served as head of product management at ProShares Advisors; head of product management for iShares fixed income & commodities ETFs at BlackRock; and as a senior consultant with McKinsey & Company serving global financial institutions. She started her career in banking with Citigroup. Ms. Kar is a founding member of Women in ETFs, a non-profit organization, and served on their global governance board. She holds an MBA in finance from the Wharton School of the University of Pennsylvania. She has served as an Interested Trustee of Northern Institutional Funds, Northern Funds, and FlexShares Trust since 2024.

STANDING BOARD COMMITTEES. The Board has established four standing committees in connection with its governance of the Trust: Audit, Governance, Valuation and Executive Committees.

The Audit Committee consists of three members: Ms. Bobek (Chairperson), and Messrs. David Martin (ex officio), and Kloet (ex officio). The Audit Committee oversees the audit process and provides assistance to the full Board with respect to fund accounting, tax compliance and financial statement matters. In performing its responsibilities, the Audit Committee selects and recommends annually to the entire Board an independent registered public accounting firm to audit the books and records of the Trust for the ensuing year, and reviews with the firm the scope and results of each audit. The Audit Committee also is designated as the Qualified Legal Compliance Committee under the Sarbanes-Oxley Act of 2002. The Audit Committee convenes at least four times each year to meet with the independent registered public accounting firm to review the scope and results of the audit and to discuss other non-audit matters as requested by the Board’s Chairperson, the Committee Chairperson or the independent registered public accounting firm. During the fiscal year ended December 31, 2025, the Audit Committee convened four times.

The Governance Committee consists of two members: Ms. Skinner (Chairperson) and Mr. Kloet. The functions performed by the Governance Committee include, among other things, selecting and nominating candidates to serve as Independent Trustees, reviewing and making recommendations regarding Trustee compensation, developing policies regarding Trustee education and, subject to Board oversight, supervising the Trust’s CCO and reviewing information and making recommendations to the Board in connection with the Board’s annual consideration of the Trust’s management, custody and transfer agency and service agreements. During the fiscal year ended December 31, 2025, the Governance Committee convened four times.

As stated above, each Trustee holds office for an indefinite term until the occurrence of certain events. In filling Board vacancies, the Governance Committee will consider nominees recommended by shareholders. Nominee recommendations should be submitted to the Secretary of the Trust, The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60603.

The Valuation Committee consists of four members: Messrs. David Martin (Chairperson), Kloet (ex officio), and William Martin and Ms. de Jongh. The Valuation Committee is authorized to act for the Board in connection with the valuation of portfolio securities of the Funds in accordance with the Trust’s valuation procedures. During the fiscal year ended December 31, 2025, the Valuation Committee convened four times.

The Executive Committee consists of four members: Messrs. Kloet (Chairperson) and David Martin, and Mses. Bobek and Skinner. The Executive Committee is comprised of the Chairperson of the Board as well as the Chairpersons of the Governance, Valuation and Audit Committees, with the remaining Trustees each serving as an alternate in the event of an emergency. The Executive Committee is granted the power to act on behalf of the full Board in the management of the business and affairs of the Trust, to be exercised when circumstances impair the ability of the Board or its committees to conduct business. In particular, the Executive Committee may take action with respect to: (1) the valuation of securities; and (2) the suspension of redemptions. The Executive Committee was formed on May 21, 2015 and will convene as necessary upon notice by the Chairperson of the Committee. During the fiscal year ended December 31, 2025, the Executive Committee did not convene.

TRUSTEE OWNERSHIP OF FUND SHARES. The following table shows the dollar range of shares of the Funds owned by each Trustee in the Funds included in this SAI and other investment portfolios of the Northern Funds, Northern Institutional Funds, and FlexShares Trust.

Information as of December 31, 2025
Name of Independent Trustee	Dollar Range of Equity Securities in the Funds included in this SAI	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies(1)
Therese M. Bobek	None	Over $100,000
Ingrid LaMae A. de Jongh	None	Over $100,000
Thomas A. Kloet	None	Over $100,000

Information as of December 31, 2025
Name of Independent Trustee	Dollar Range of Equity Securities in the Funds included in this SAI	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies(1)
David R. Martin	None	Over $100,000
William Martin	None	Over $100,000
Mary Jacobs Skinner	None	Over $100,000(2)

Name of Interested Trustee	Dollar Range of Equity Securities in the Funds included in this SAI	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies(1)
Paula Kar	None	None

(1)

The Northern Funds Complex consists of Northern Funds, Northern Institutional Funds, and FlexShares Trust. As of December 31, 2025, Northern Funds consisted of 51 portfolios and Northern Institutional Funds consisted of 5 portfolios. The Trustees started their positions as Trustees of FlexShares Trust on July 24, 2026.

(2)	Includes amounts in Ms. Skinner’s Deferred Compensation Plan account, which is treated as if invested in the U.S. Government Portfolio of Northern Institutional Funds.

TRUSTEE AND OFFICER COMPENSATION. The Trust pays each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries annual fees for his or her services as a Trustee of the Trust and as a member of the respective Board committees. In recognition of their services, the fees paid to the Board and Committee chairpersons are larger than the fees paid to other members of the Board and Committees. The Trustees also are reimbursed for travel expenses incurred in connection with attending such meetings. The Trust also may pay the incidental costs of a Trustee to attend training or other types of conferences relating to the investment company industry.

The following tables set forth certain information with respect to the compensation of each Independent and Interested Trustee of the Trust for the fiscal year ended December 31, 2025.

Independent Trustees

	Aggregate Compensation from Trust	Total Compensation from Fund Complex(1)
Therese M. Bobek	$94,017	$295,000
Ingrid LaMae A. de Jongh	82,862	260,000
Thomas A. Kloet	108,075	330,000
David R. Martin	85,150	295,000
William Martin	85,150	260,000
Mary Jacobs Skinner(2)	96,613	295,000

Interested Trustee

	Aggregate Compensation from Trust	Total Compensation from Fund Complex(1)
Paula Kar(3)	None	None

(1)

The Northern Funds Complex consists of Northern Institutional Funds, Northern Funds, and FlexShares Trust. As of December 31, 2025, Northern Funds consisted of 51 portfolios and Northern Institutional Funds consisted of 5 portfolios. The Trustees started their positions as Trustees of FlexShares Trust on July 24, 2026. Accordingly, no compensation was paid by FlexShares Trust during the fiscal year ended December 31, 2025.

(2)	Ms. Skinner did not defer compensation for the fiscal year ended December 31, 2025. During this time, Ms. Skinner earned $22,978 in accrued interest from previous years’ deferred compensation.
(3)	As an “interested” Trustee who is an officer, director and employee of Northern Trust Corporation and/or its affiliates, Ms. Kar did not receive any compensation from the Trust for her services.

The Trust does not provide pension or retirement benefits to its Trustees.

Prior to August 22, 2013, each Trustee was entitled to participate in the Northern Funds Deferred Compensation Plan (the “D.C. Plan”). Effective August 22, 2013, the Trustees may no longer defer their compensation. Any amounts deferred and invested under the D.C. Plan shall remain invested pursuant to the terms of the D.C. Plan. Under the D.C. Plan, a Trustee may have elected to have his or her deferred fees treated as if they had been invested by the Trust in the shares of the Global Tactical Asset Allocation Fund of Northern Funds or the U. S. Government Portfolio of Northern Institutional Funds and/or at the discretion of the Trust, another money market fund selected by the Trust that complied with the provisions of Rule 2a-7 under the 1940 Act or one or more short-term fixed-income instruments selected by the Trust that are “eligible securities” as defined by that rule. The amount paid to the Trustees under the D.C. Plan will be determined based upon the performance of such investments. Deferral of Trustees’ fees will not obligate the Trust to retain the service of any Trustee or obligate a Fund to any level of compensation to the Trustee. The Trust may invest in underlying securities without shareholder approval.

The Trust’s officers do not receive fees from the Trust for services in such capacities. Northern Trust Corporation and/or its affiliates, of which Mses. Chappell, Craig, Nickels and Ulrich and Messrs. Brainerd, Carberry, Chavosky, Del Real, Fair, O’Rourke, Rein and Sivillo are officers, receive fees from the Trust as Investment Adviser.

CODE OF ETHICS

The Trust and the Investment Adviser have adopted codes of ethics (the “Codes of Ethics”) under Rule 17j-1 of the 1940 Act. The Distributor relies on the principal underwriters exception under Rule 17j-1(c)(3), specifically where the Distributor is not affiliated with the Trust or the Investment Adviser, and no officer, director or general partner of the Distributor serves as an officer, director or general partner of the Trust or the Investment Adviser.

INVESTMENT ADVISER, ADMINISTRATOR, TRANSFER AGENT AND CUSTODIAN

Investment Adviser

NTI, an indirect subsidiary of Northern Trust Corporation, serves as the Investment Adviser and provides investment advisory and administration services to the Funds. NTI is referred to as the “Investment Adviser.”

Northern Trust Corporation is regulated by the Board of Governors of the Federal Reserve System as a financial holding company under the U.S. Bank Holding Company Act of 1956, as amended. NTI is located at 50 South LaSalle Street, Chicago, Illinois 60603.

NTI is an Illinois State Banking Corporation and an investment adviser registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). It primarily manages assets for institutional and individual separately managed accounts, investment companies and bank common and collective funds.

As of March 31, 2026, Northern Trust Corporation, through its affiliates, had assets under investment management of $1.78 trillion and assets under custody of $14.78 trillion.

Management Agreement

NTI provides the Funds with investment advisory services under a single agreement (the “Management Agreement”) and fee structure. Under the Management Agreement with NTI for the Funds, subject to the general supervision of the Board, NTI makes decisions with respect to, and places orders for, all purchases and sales of portfolio securities for each Fund and also provides certain administration services for the Funds.

NTI is also responsible for monitoring and preserving the records required to be maintained under the regulations of the SEC (with certain exceptions unrelated to its activities for the Trust). In making investment recommendations for the Funds, if any, investment advisory personnel of NTI may not inquire or take into consideration whether issuers of securities proposed for purchase or sale for the Funds’ accounts are customers of TNTC’s commercial banking department. These requirements are designed to prevent investment advisory personnel for the Funds from knowing which companies have commercial business with TNTC and from purchasing securities where they know the proceeds will be used to repay loans to the bank.

The Management Agreement has been approved by the Board, including the Independent Trustees.

The Management Agreement provides that generally in selecting brokers or dealers to place orders for transactions (i) on common and preferred stocks, the Investment Adviser shall use its best judgment to obtain the best overall terms available; and (ii) on bonds and other fixed-income obligations, the Investment Adviser shall attempt to obtain the best net price and execution or, use its best judgment to obtain the best overall terms available. Purchases by the Funds from underwriters of portfolio securities normally include a commission or concession paid by the issuer to the underwriter, and purchases from dealers include the spread between the dealer’s cost for a given security and the resale price of the security.

Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. In assessing the best overall terms available for any transaction, the Investment Adviser is to consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available and in selecting the broker or dealer to execute a particular transaction, the Investment Adviser may consider the brokerage and research services provided to the Funds and/or other accounts over which the Investment Adviser or an affiliate exercises investment discretion. A broker or dealer providing brokerage and/or research services may receive a higher commission than another broker or dealer would receive for the same transaction. These brokerage and research services may include but are not limited to, furnishing of advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in securities and the availability of securities or purchasers or sellers of securities. The Investment Adviser also may obtain economic statistics, forecasting services, industry and company analyses, portfolio strategies, quantitative data, quotation services, order management systems for certain purposes, certain news services, credit rating services, testing services, execution services, market information systems, consulting services from economists and political analysts and computer software or on-line data feeds. These services and products may disproportionately benefit other accounts. For example, research or other services paid for through the Funds’ commissions may not be used in managing the Funds. In addition, other accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products or services that may be provided to the Funds and to such other accounts. To the extent that the Investment Adviser uses soft dollars, it will not have to pay for those products or services itself. The Investment Adviser may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. In that event, the research will effectively be paid for by client commissions that will also be used to pay for execution, clearing and settlement services provided by the broker-dealer and will not be paid by the Investment Adviser.

The Investment Adviser has created a global trading desk that is designed to seek best execution for trading of certain securities outside of the U.S. The global trading desk has been assigned local traders who place trades on behalf of certain Funds pursuant to instructions given by the Investment Adviser. When utilizing the global trading desk, the Investment Adviser will instruct and delegate trading discretion to the local traders at the global trading desk to execute securities transactions on behalf of a Fund. Notwithstanding this delegation, the Investment Adviser retains responsibility for oversight of any trading activity conducted by the local traders at the global trading desk on behalf of a Fund.

Member States of the European Union recently put in place new laws and regulations to implement the second Markets in Financial Instruments Directive (“MiFID II”). This law imposes new regulatory obligations and costs, including with respect to the processes and conditions under which global asset managers may acquire investment research. Investment managers subject to MiFID II may not receive investment research from brokers unless the investment manager pays for such research directly from its own resources or research is paid for from a separate source (or a combination of the two methods). The Investment Adviser may be affected by MiFID II to the extent it participates in certain trade aggregation practices or makes use of brokers or other personnel that are subject to European Union regulation.

The Investment Adviser and its affiliates may also receive products and services that provide both research and non-research benefits to them (“mixed-use items”). The research portion of mixed-use items may be paid for with soft dollars. When paying for the research portion of mixed-use items with soft dollars, the Investment Adviser must make a good faith allocation between the cost of the research portion and the cost of the non-research portion of the mixed-use items. The Investment Adviser will pay for the non-research portion of the mixed-use items with hard dollars.

Supplemental research information so received is in addition to, and not in lieu of, services required to be performed by the Investment Adviser, and does not reduce the advisory fees payable to the Investment Adviser by the Funds. The Trustees will periodically review the commissions paid by the Funds to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Funds. It is possible that certain of the supplemental research or other services received will primarily benefit one or more other investment companies or other accounts. Conversely, a Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

The Funds may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Funds will engage in this practice, however, only when the Investment Adviser believes such practice to be in the Funds’ interests.

On occasions when the Investment Adviser deems the purchase or sale of a security to be in the best interests of a Fund as well as other fiduciary or agency accounts (“other accounts”) managed by the Investment Adviser, the Management Agreement provides that the Investment Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for the Funds with those to be sold or purchased for such other accounts in order to obtain the best net price and execution. In such an event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Adviser in the manner it considers to be the most equitable and consistent with its obligations to the Fund and other accounts involved. In some instances, this procedure may adversely affect the size of the position obtainable for a Fund or the amount of the securities that are able to be sold for a Fund. To the extent that the execution and price available from more than one broker or dealer are believed to be comparable, the Management Agreement permits the Investment Adviser, at its discretion but subject to applicable law, to select the executing broker or dealer on the basis of the Investment Adviser’s opinion of the reliability and quality of the broker or dealer.

Unless sooner terminated, the Trust’s Management Agreement with respect to the Funds is in effect with respect to the particular Fund for an initial two-year period. Thereafter, the Management Agreement will continue in effect for successive 12-month periods, provided that the continuance is approved at least annually (i) by the vote of a majority of the Trustees who are not parties to the Management Agreement or “interested persons” (as such term is defined in the 1940 Act) of any party thereto, cast at a meeting called for the purpose of voting on such approval and (ii) by the Trustees or by the vote of a majority of the outstanding shares of each Fund (as defined under “Description of Shares”). The Management Agreement is terminable at any time without penalty by the Trust (by specified Trustee or shareholder action) or by the Investment Adviser on 60 days’ written notice.

The Management Agreement provides that the Investment Adviser may render similar services to others so long as their services under the Management Agreement are not impaired thereby. The Management Agreement also provides that the Trust will indemnify the Investment Adviser against certain liabilities (including, with respect to the advisory services provided by the Investment Adviser under the Management Agreement, liabilities under the federal securities laws relating to untrue statements or omissions of material fact and actions that are in accordance with the terms of the Management Agreement) or, in lieu thereof, contribute to resulting losses.

Northern Trust Corporation and its affiliates may act as an underwriter of various securities. Under the 1940 Act, the Funds are precluded, subject to certain exceptions, from purchasing in the primary market those securities with respect to which Northern Trust Corporation or its affiliates are serving as principal underwriter. In the opinion of Northern Trust Corporation, this limitation will not significantly affect the ability of the Funds to pursue their investment objectives.

In the Management Agreement, the Investment Adviser agrees that the name “Northern Trust” may be used in connection with the Trust’s business on a royalty-free basis. TNTC has reserved to itself the right to grant the non-exclusive right to use the name “Northern Trust” to any other person. The Management Agreement provides that at such time as the Management Agreement is no longer in effect, the Trust will cease using the name “Northern Trust.” Investors should understand that the Funds’ shares are not sponsored, endorsed or guaranteed by, and do not constitute obligations or deposits of, TNTC, any affiliate of TNTC or any other bank, and are not insured by the FDIC or issued or guaranteed by the U.S. government or any of its agencies. Future legislative, judicial or administrative action could require the Funds to discontinue the use of “Northern Trust” in the Funds’ names.

As compensation for advisory services and the assumption of related expenses, NTI is entitled to a unitary management fee, computed daily and payable monthly, at the annual rates set forth in the table below (expressed as a percentage of the Funds’ respective average daily net assets). From the unitary management fee, NTI pays most of the ordinary operating expenses of each Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services. However, it is not responsible for: (i) fee payments under the Management Agreement; (ii) distribution fees and expenses paid by a Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; (iii) interest expenses; (iv) brokerage expenses and other expenses (such as stamp taxes) in connection with the execution of portfolio transactions or in connection with creation and redemption transactions; (v) tax expenses; and (vi) extraordinary expenses, as determined under generally accepted accounting principles.

CONTRACTUAL UNITARY MANAGEMENT FEE RATE
Northern Trust New York Intermediate Tax-Exempt Bond ETF	0.09%
Northern Trust California Intermediate Tax-Exempt Bond ETF	0.06%

Administrator

JPMorgan Chase Bank, N.A. (“JPMorgan” or the “Administrator”), 70 Fargo Street, Boston, Massachusetts 02210, acts as Administrator for the Funds under a Fund Servicing Agreement with the Trust. Subject to the general supervision of the Board, the Administrator provides supervision of all aspects of the Trust’s non-investment advisory operations and performs various administration, compliance, accounting and regulatory services, including but not limited to: (i) providing office facilities and furnishing corporate officers for the Trust; (ii) coordination, preparation and review of financial statements; (iii) monitoring compliance with federal tax and securities laws; (iv) performing certain functions ordinarily performed by the office of a corporate treasurer, and furnishing the services and facilities ordinarily incident thereto, such as expense accrual monitoring and payment of the Trust’s bills, preparing monthly reconciliation of the Trust’s expense records, updating projections of annual expenses, preparing materials for review by the Board and compliance testing; (v) maintaining the Trust books and records in accordance with applicable statutes, rules and regulations; (vi) preparing post-effective amendments to the Trust’s registration statement; (vii) calculating each Fund’s NAV; (viii) accounting for dividends and interest received and distributions made by the Trust; and (ix) preparing and filing the Trust’s federal and state tax returns (other than those required to be filed by the Trust’s Custodian and Transfer Agent) and providing shareholder tax information to the Trust’s Transfer Agent.

Subject to the limitations described below, as compensation for its administrative services and the assumption of related expenses, the Administrator is entitled to asset-based fees for accounting and administration services, subject to a certain minimum fee. Under the Management Agreement, the Investment Adviser has contractually assumed the Trust’s obligation to pay the fees of the Administrator.

Transfer Agent

JPMorgan (the “Transfer Agent”) acts as Transfer Agent for the Fund under an Agency Services Agreement with the Trust. The Transfer Agent has undertaken to perform some or all of the following services: (i) perform and facilitate the performance of purchases and redemptions of Creation Units; (ii) prepare and transmit payments for dividends and distributions; (iii) record the issuance of shares and maintain records of the number of authorized shares; (iv) prepare and transmit information regarding purchases and redemptions of shares; (v) communicate information regarding purchases and redemptions of shares and other relevant information to appropriate parties; (vi) maintain required books and records; and (vii) perform other customary services of a transfer agent and dividend disbursing agent for an ETF.

As compensation for the services rendered by the Transfer Agent under the Agency Services Agreement the Transfer Agent is entitled to reasonable out-of-pocket or incidental expenses as provided under the Agency Services Agreement. Under the Advisory Agreement, the Investment Adviser has contractually assumed the Funds’ obligation to pay the expenses of the Transfer Agent.

Custodian

JPMorgan (the “Custodian”) acts as Custodian for the Funds under a Global Custody Agreement with the Trust. The Custodian: (i) holds each Fund’s cash and securities; (ii) maintains such cash and securities in separate accounts in the name of each Fund; (iii) receives, delivers and releases securities on behalf of each Fund; (iv) collects and receives all income, principal and other payments in respect of each Fund’s investments held by the Custodian; and (v) maintains a statement of account for each account of the Trust. The Custodian may employ one or more sub-custodians, provided that the Custodian shall be liable for direct losses due to the sub-custodian’s insolvency or the sub-custodian’s failure to use reasonable care, fraud or willful default in the provision of its services. The Custodian will enter into agreements with financial institutions and depositories located in foreign countries with respect to the custody of the Funds’ foreign securities.

As compensation for the services rendered under the Global Custody Agreement with respect to the Trust by the Custodian to each Fund, the Custodian is entitled to fees and reasonable out-of-pocket expenses. Under the Management Agreement, the Investment Adviser has contractually assumed the Funds’ obligation to pay the fees and expenses of the Custodian. The Funds are newly formed and the Investment Adviser has not paid any fees for custody services on behalf of the Funds as of the date of this SAI.

BROKERAGE TRANSACTIONS

The amount of brokerage commissions paid by a Fund may vary substantially from year to year due to differences in shareholder purchase and redemption activity, portfolio turnover rates and other factors. The Funds are newly formed and have not paid any brokerage commissions as of the date of this SAI.

To the extent that a Fund effects brokerage transactions with any broker/dealer affiliated directly or indirectly with the Investment Adviser, such transactions, including the frequency thereof, the receipt of any commissions payable in connection therewith, and the selection of the affiliated broker/dealer effecting such transactions, will be fair and reasonable to the shareholders of the Fund. Transactions on U.S. stock exchanges, and increasingly equity securities traded over-the-counter, involve the payment of negotiated brokerage commissions and the cost of transactions may vary among different brokers. Over-the-counter transactions in equity securities also may involve the payment of negotiated commissions to brokers. Transactions on foreign stock exchanges involve payment for brokerage commissions, which generally are fixed by applicable regulatory bodies. Many over-the-counter issues, including corporate debt and government securities, are often traded on a “net” basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. With respect to over-the-counter transactions, the Investment Adviser will normally deal directly with dealers who make a market in the instruments involved except in those circumstances where more favorable prices and execution are available elsewhere. The cost of foreign and domestic securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer’s mark-up or mark-down.

The Investment Adviser may use an affiliated person of the Investment Adviser as a broker for a Fund. In order for an affiliate, acting as agent, to effect any portfolio transactions for a Fund, the commissions, fees or other remuneration received by the affiliate must be reasonable and fair compared to the commissions, fees or other remuneration received by other brokers in connection with comparable transactions involving similar securities or futures contracts. Furthermore, the Board, including a majority of the Trustees who are not “interested” Trustees, has adopted procedures, which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliate are consistent with the foregoing standard.

Brokerage commissions may be paid to Northern Trust Securities, Inc. and/or Northern Trust Securities LLP, each an affiliated person of the Investment Adviser, which generally charge lower commission rates. The Funds are newly formed and did not pay commissions to Northern Trust Securities, Inc. as of the date of this SAI.

The Trust is required to identify any securities of its “regular brokers or dealers” as defined in Rule 10b-1 under the 1940 Act or of their parents that the Funds acquired during the most recent fiscal year. “Regular brokers or dealers” under Rule 10b-1 include: (a) the ten brokers or dealers that received the greatest amount of brokerage commissions by virtue of direct or indirect participations in the company’s portfolio transactions; (b) the ten brokers or dealers that engaged as principal in the largest dollar amount of portfolio transactions of the investment company; and (c) the ten brokers or dealers that sold the largest amount of securities of the investment company. The Funds are newly formed and therefore there are no regular brokers or dealers whose securities (or whose parent companies’ securities) the Funds acquired as of the date of this SAI.

PORTFOLIO MANAGERS

The portfolio managers for the Funds are listed in the chart below.

Fund	Portfolio Manager(s)
Northern Trust New York Intermediate Tax-Exempt Bond ETF	Timothy Blair, Melissa Dehnert Smith and Brian Sipich
Northern Trust California Intermediate Tax-Exempt Bond ETF	Timothy Blair, Melissa Dehnert Smith and Brian Sipich

Accounts Managed by the Portfolio Managers

The following tables describe certain information with respect to accounts for which the portfolio managers have day-to-day responsibility, including all Northern Funds managed by the portfolio manager.

The table below discloses the accounts within each type of category listed below for which Timothy Blair was jointly and primarily responsible for day-to-day portfolio management as of June 30, 2026.

Type of Accounts	Total Number of Accounts Managed	Total Assets (in Millions)	Number of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds:	14	$5,978	0	$0
Other Registered Investment Companies:	0	0	0	0
Other Pooled Investment Vehicles:	0	0	0	0
Other Accounts:	0	0	0	0

The table below discloses accounts within each type of category listed below for which Melissa Dehnert Smith* was jointly and primarily responsible for day-to-day portfolio management as of June 30, 2026.

Type of Accounts	Total # of Accounts Managed	Total Assets (in millions)	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance
Northern Funds:	0	$0	0	$0
Other Registered Investment Companies:	0	$0	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	2,356	$6,473	0	$0

*

Effective July 31, 2026, Melissa Dehnert Smith became a Portfolio Manager of the Northern Trust Tax-Exempt Bond ETF, Northern Trust Intermediate Tax-Exempt Bond ETF, Northern Trust Short-Term Tax-Exempt Bond ETF, Northern Trust 2030 Tax-Exempt Distributing Ladder ETF, Northern Trust 2035 Tax-Exempt Distributing Ladder ETF, Northern Trust 2045 Tax-Exempt Distributing Ladder ETF, and Northern Trust 2055 Tax-Exempt Distributing Ladder ETF.

The table below discloses accounts within each type of category listed below for which Brian Sipich** was jointly and primarily responsible for day-to-day portfolio management as of June 30, 2026.

Type of Accounts	Total # of Accounts Managed	Total Assets (in millions)	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance
Northern Funds:	6	$2,704.7	0	$0
Other Registered Investment Companies:	0	$0	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	0	$0	0	$0

**

Effective July 31, 2026, Brian Sipich became a Portfolio Manager of the Northern Trust Tax-Exempt Bond ETF, Northern Trust Intermediate Tax-Exempt Bond ETF, Northern Trust Short-Term Tax-Exempt Bond ETF, Northern Trust 2030 Tax-Exempt Distributing Ladder ETF, Northern Trust 2035 Tax-Exempt Distributing Ladder ETF, Northern Trust 2045 Tax-Exempt Distributing Ladder ETF, and Northern Trust 2055 Tax-Exempt Distributing Ladder ETF.

CONFLICTS OF INTEREST

NTI’s portfolio managers are often responsible for managing one or more series of the Trust, as well as other client accounts, including mutual funds, ETFs, separate accounts and other pooled investment vehicles. A Fund’s portfolio managers may manage various client accounts that may have materially higher or lower fee arrangements than the Funds. The side-by-side management of these accounts may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades. In addition, while portfolio managers generally only manage accounts with similar investment strategies, it is possible that due to varying investment restrictions among accounts that certain investments are made for some accounts and not others or conflicting investment positions could be taken among accounts. Some portfolio managers may be dual officers of one or more NTI affiliates and undertake investment advisory duties for the affiliates. The portfolio managers have a responsibility to manage all client accounts in a fair and equitable manner. NTI takes reasonable steps to obtain the best qualitative execution of securities transactions. NTI has a duty to treat its clients fairly and no account may be given preferential treatment in connection with an investment opportunity and when aggregating and allocating securities transactions. To this end, NTI has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management.

NTI may have a financial incentive to favor accounts with performance-based fees because there may be an opportunity to earn greater fees on such accounts compared to accounts without performance-based fees. As a result, NTI may have an incentive to direct its best investment ideas to or allocate the sequencing of trades in favor of the account that pays a performance fee. NTI may also have an incentive to recommend investments that may be riskier or more speculative than those that it would recommend under a different fee arrangement.

NTI may invest client accounts in affiliated investment pools. If appropriate and consistent with the client’s investment objectives and applicable law, NTI may recommend to clients investment pools in which it or an affiliate provides services for a fee. NTI has an incentive to allocate investments to these types of affiliated investment pools in order to generate additional fees for NTI or its affiliates. In addition, NTI could direct its best investment ideas to these investment products or investment pools to the potential disadvantage of the Funds.

As NTI becomes aware of additional potential or actual conflicts of interest, they will be reviewed on a case-by-case basis.

NTI manages its client accounts consistent with applicable law and follows its own policies and procedures that are reasonably designed to treat clients fairly and to prevent any client or group of clients from being systematically favored or disadvantaged.

NTI provides advice and makes investment decisions for client accounts that it believes are consistent with each client’s stated investment objectives and guidelines. Advice given to clients or investment decisions made for clients may differ from, or may conflict with, advice given or investment decisions made for clients of an affiliate. NTI’s affiliates may also affect NTI’s client accounts and investment decisions made for NTI’s affiliates may affect investment decisions of NTI’s client accounts. NTI may also invest in the same securities that it or its affiliates recommend to clients. Investment decisions taken by NTI’s affiliates are generally unknown to NTI. When NTI or an affiliate currently holds for its own benefit the same securities as a client, it could be viewed as having a potential conflict of interest.

Generally, NTI will not, as principal for its own account, buy securities from or sell securities to any client. It is possible that an affiliate, will, as principal, purchase securities from or sell securities to its clients.

From time to time securities to be sold on behalf of a client may be suitable for purchase by another client. In such instances, if NTI determines in good faith that the transaction is in the best interest of each client, it may arrange for the securities to be crossed between client accounts at an independently determined fair market value and in compliance with the 1940 Act, if applicable. Cross-trades present conflicts of interest, as there may be an incentive for NTI to favor one client to the disadvantage of another. Cross-trades are only effected as permitted under applicable law and regulation and consistent with the client’s guidelines, with any restrictions. NTI does not receive fees or commissions for these transactions. In addition, NTI and the Trust have adopted policies on cross-trades that may be effected between the Funds and another client account. NTI conducts periodic reviews of trades for consistency with these policies.

NTI has established certain policies and procedures designed to address conflicts of interest that may arise between its employees and clients as well as between clients and NTI or its affiliates. NTI’s employees must act in the best interests of its clients and generally do not have knowledge of proprietary trading positions or certain other operations of affiliates.

Receipt of research from brokers who execute client transactions involve conflicts of interest. To the extent that NTI uses commissions to obtain research services for NTI or TNTC, NTI or TNTC will receive a benefit as it will not have to pay for the research, products or services itself. NTI may, therefore, have an incentive to select or recommend a broker-dealer based on its interest in receiving research rather than in obtaining the lowest commission rate on the transaction. NTI or TNTC may also obtain research services from brokerage commissions incurred by client accounts that may not directly benefit such client accounts. Similarly, clients may benefit from research even if trades placed on their behalf did not contribute to the compensation of the broker-dealer providing such research. NTI and TNTC do not seek to allocate research services to client accounts proportionately to the commissions that the client accounts generate.

Also, NTI and TNTC may receive products and services that are mixed use. In these cases, NTI or TNTC will use commissions to pay only for the eligible portion of the product or service that assists NTI or TNTC in the investment decision-making process. Any ineligible portion of the product will be paid directly by NTI or TNTC. NTI or TNTC make a good faith effort to reasonably allocate such items and keep records of such allocations although clients should be aware of the potential conflicts of interest.

NTI may provide investment advice to its affiliates and may provide investment advisory services to affiliates’ clients or act as an investment adviser to the registered or unregistered investment pools in which these clients may invest. TNTC and NTI share a common trading desk and may have shared arrangements with investment research vendors. Also, these affiliates may provide marketing services to NTI, including the referral of certain clients.

NTI may have common management and officers with some of its affiliates. NTI shares facilities with affiliates and relies on TNTC and other affiliates for various administrative support, including information technology, human resources, business continuity, legal, compliance, finance, enterprise risk management, internal audit and general administrative support.

NTI’s affiliations may create potential conflicts of interest. NTI seeks to mitigate the potential conflicts of interest to ensure accounts are managed at all times in a client’s best interests and in accordance with client investment objectives and guidelines through regular account reviews attended by investment advisory, compliance and senior management staff. NTI also seeks to mitigate potential conflicts of interest through a governance structure and by maintaining policies and procedures that include, but are not limited to, personal trading, custody and trading.

Various non-affiliated investment advisers that may manage NTI client accounts, or may be recommended to NTI clients, may use an NTI affiliate for banking, trust, custody, administration, brokerage and related services for which NTI’s affiliate may receive fees. NTI does not recommend or utilize non-affiliated investment advisers based upon their use of NTI affiliates.

Given the interrelationships among NTI and its affiliates, there may be other or different potential conflicts of interest that arise in the future that are not included in this section.

NTI may develop, or own and operate indices that are based on investment and trading strategies developed by NTI, or assist unaffiliated entities by creating bespoke indices that are utilized by NTI for client-specific investment accounts. In addition, NTI may manage accounts that are based on the same, or substantially similar, strategies that are used in the operation of the indices or the Funds. The administration of the indices, and the portfolio management of the Funds and client accounts in this manner may give rise to potential conflicts of interest. These conflicts of interest may include, but are not limited to, the Funds engaging in the purchase or sale of securities relating to changes being implemented as part of an index reconstitution, while at the same time the client accounts engage in similar trading activity due to ongoing portfolio rebalancing. These differences may result in client account strategies outperforming vis-à-vis the index, the Funds, or vice versa. Other potential conflicts include the potential for unauthorized access to index information, allowing index changes that benefit NTI or other client accounts and not the investors in the Funds.

To the extent permitted by applicable law, the Investment Adviser and/or its affiliates may make payments to authorized dealers and other financial intermediaries, which may include those that act as Authorized Participants or market makers (“Intermediaries”), from time to time to promote the Funds. These payments may be made out of the Investment Adviser’s and/or its affiliates’ assets, or amounts payable to the Investment Adviser rather than as a separately identifiable charge to the Funds. These payments may compensate Intermediaries for, among other things: marketing the Funds; access to the Intermediaries’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; marketing support; contributing seed capital; and/or other specified services intended to assist in the distribution and marketing of the Funds, such as by including the Funds on such Intermediaries’ platforms. The payments may also, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote certain products, as well as sponsor various educational programs, sales contests and/or, administrative services. Where Intermediaries contribute seed capital to a Fund, such payments may continue for a specified period of time and/or until a specified dollar amount is reached in that Fund. Intermediaries acting as seed investors may contribute all or a majority of the assets in a Fund. There is a risk that such seed investors may redeem their investments in a Fund, particularly after payments from the Investment Adviser and/or its affiliates have ceased. Such redemptions could have a significant negative impact on a Fund, including on its liquidity and the market price of its shares.

Portfolio Manager Compensation Structure

The compensation for the portfolio managers of the Funds is based on the competitive marketplace and consists of a fixed base salary plus a variable annual cash incentive award. In addition, non-cash incentives, such as stock options or restricted stock of Northern Trust Corporation, may be awarded from time to time. The annual incentive award is discretionary and is based on a quantitative and qualitative evaluation of each portfolio manager’s investment performance and contribution to his or her respective team plus the financial performance of the investment business unit and Northern Trust Corporation as a whole. The annual incentive award is not based on performance of the Funds or the amount of assets held in each Fund. Moreover, no material differences exist between the compensation structure for Fund accounts and other types of accounts.

Disclosure of Securities Ownership

The portfolio managers did not own any shares of the Funds prior to the date of this SAI because the Funds had not yet commenced operations.

PROXY VOTING

The Trust has delegated the voting of portfolio securities to its Investment Adviser. The Investment Adviser has adopted the proxy voting policies and procedures applicable to Northern Trust Corporation and its affiliates (the “Northern Proxy Voting Policy”) for the voting of proxies on behalf of all of the Funds.

A Proxy Committee comprised of senior investment and compliance officers of Northern Trust Corporation, including officers of the Investment Adviser, has adopted certain guidelines (the “Proxy Guidelines”) concerning various corporate governance issues. The Proxy Committee has the responsibility for the content, interpretation and application of the Proxy Guidelines and may apply these Proxy Guidelines with a measure of flexibility. The Investment Adviser has retained an independent third party proxy voting service (the “Service Firm”) to review proxy proposals and to make voting recommendations to the Proxy Committee in a manner consistent with the Proxy Guidelines. The Proxy Committee will apply the Proxy Guidelines to any such recommendation. See Appendix C for the Northern Proxy Voting Policy.

Information regarding how the Funds voted proxies, if any, relating to portfolio securities for the most recent 12-month period ended June 30 will be available, without charge, upon request, by contacting Northern Trust at 1-855-353-9383 or NorthernTrustETF@acaglobal.com, or by visiting the Northern Funds’ website at etfs.ntam.northerntrust.com or the SEC’s website at www.sec.gov. The proxy voting records are updated each year by August 31 to reflect the most recent 12-month period ended June 30.

DISTRIBUTOR

Northern Funds Distributors, LLC (the “Distributor”), a wholly-owned subsidiary of Foreside Financial Group (dba ACA Group), serves as the principal underwriter of the Trust in connection with the review and approval of all purchase and redemption orders of Creation Units of each Fund by Authorized Participants (defined below), pursuant to a Distribution Agreement between the Trust and Distributor. The Distributor’s principal address is 190 Middle Street, Suite 301, Portland, Maine 04101. The Distributor is a broker-dealer registered under the 1934 Act, and a member of the FINRA. Shares will be continuously offered for sale by the Trust through the Distributor only in whole Creation Units, as described in the section of this SAI entitled “Purchase and Redemption of Creation Units Aggregations.” The Distributor also acts as an agent for the Trust for those activities described within the Distribution Agreement. The Distributor will deliver a prospectus to Authorized Participants purchasing Shares in Creation Units and will maintain records of both orders and confirmations of acceptance to Authorized Participants. The Distributor has no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds. No compensation is payable by the Trust to Distributor for such distribution services. However, the Investment Adviser has entered into an agreement with Distributor under which it makes payments to Distributor in consideration for its services under the Distribution Agreement. The payments made by the Investment Adviser to Distributor do not represent an additional expense to the Trust or its shareholders.

Distribution and Service Plan

As stated in the Funds’ Prospectus, the Trust has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 with respect to shares of the Funds. However, no 12b-1 fee is currently charged to the Funds, and there are no plans in place to impose a Rule 12b-1 fee at this time. Pursuant to the Plan, the Funds may enter into agreements from time to time with financial intermediaries providing for support and/or distribution services to customers of the financial intermediaries who are the beneficial owners of Fund shares. Under the agreements, the Funds may pay financial intermediaries up to 0.25% (on an annualized basis) of the average daily NAV of the shares beneficially owned by their customers. Distribution services may include: (i) services in connection with distribution assistance; or (ii) payments to financial institutions and other financial intermediaries, such as broker-dealers and mutual fund “supermarkets,” as compensation for services or reimbursement of expenses incurred in connection with distribution assistance.

Any amendment to increase materially the costs under the Plan with respect to a Fund must be approved by the holders of a majority of the outstanding shares of the Fund. So long as the Plan is in effect, the selection and nomination of the members of the Board who are not “interested persons” (as defined in the 1940 Act) of the Trust will be committed to the discretion of such Non-Interested Trustees.

BOOK-ENTRY ONLY SYSTEM

The following information supplements and should be read in conjunction with the Shareholder Information section in the Prospectus.

The Depository Trust Company (“DTC”) acts as Securities Depository for the Shares of the Trust. Shares of each Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

DTC, a limited-purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities’ certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is a subsidiary of the Depository Trust and Clearing Corporation (“DTCC”), which is owned by its member firms including international broker/dealers, correspondent and clearing banks, mutual fund companies and investment banks. Access to the DTC system is also available to others such as banks, brokers, dealers and Trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Fund shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form. Such laws may impair the ability of certain investors to acquire beneficial interests in shares.

Beneficial Owners of shares are not entitled to have shares registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and are not considered the registered holder thereof. Accordingly, each Beneficial Owner must rely on the procedures of DTC, the DTC Participant and any Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights of a holder of shares. The Trust understands that under existing industry practice, in the event the Trust requests any action of holders of shares, or a Beneficial Owner desires to take any action that DTC, as the record owner of all outstanding shares, is entitled to take, DTC would authorize the DTC Participants to take such action and that the DTC Participants would authorize the Indirect Participants and Beneficial Owners acting through such DTC Participants to take such action and would otherwise act upon the instructions of Beneficial Owners owning through them. As described above, the Trust recognizes DTC or its nominee as the owner of all shares for all purposes.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the share holdings of each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares of the Funds, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares of the Trust. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants. The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to shares of the Trust at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Listing Exchange on which shares are listed.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Stradley Ronon Stevens & Young, LLP, located at 2005 Market Street, Suite 2600, Philadelphia, Pennsylvania 19103, serves as counsel to the Trust, as well as its Independent Trustees.

Deloitte & Touche LLP, an independent registered public accounting firm, 111 South Wacker Drive, Chicago, Illinois 60606, has been appointed to serve as an independent registered public accounting firm for the Trust. In addition to audit services, an affiliate of Deloitte & Touche LLP reviews the Trust’s federal and state tax returns.

PURCHASE AND REDEMPTION OF CREATION UNIT AGGREGATIONS

CREATION UNIT AGGREGATIONS

The Trust issues and sells shares of each Fund only in Creation Unit Aggregations. The Board reserves the right to declare a split or a consolidation in the number of shares outstanding of any Fund of the Trust, and to make a corresponding change in the number of shares constituting a Creation Unit, in the event that the per share price in the secondary market rises (or declines) to an amount that falls outside the range deemed desirable by the Board.

PURCHASE AND ISSUANCE OF CREATION UNIT AGGREGATIONS

General. The Trust issues and sells shares of each Fund only in Creation Units on a continuous basis through the Distributor, without a sales load, at the Fund’s NAV next determined after receipt by the Transfer Agent, on any Business Day (as defined herein), of an order in proper form. A “Business Day” with respect to each Fund is any day on which the Listing Exchange is open for business. As of the date of this SAI, each Listing Exchange observes the following holidays, as observed: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Portfolio Deposit. Unless cash purchases are specified for a Fund, under normal circumstances the consideration for purchase of a Creation Unit of shares of a Fund generally consists of the in-kind deposit of a designated portfolio of securities and other instruments (the “Deposit Securities”) generally corresponding pro rata (except in certain circumstances) to the Fund’s portfolio positions, and an amount of cash computed as described below (the “Cash Component”) plus, in either case, a purchase transaction fee as described below in the section entitled “Purchase Transaction Fee.” Together, the Deposit Securities and the Cash Component constitute the “Portfolio Deposit,” which represents the minimum initial and subsequent investment amount for shares of a Fund. The Cash Component may include a Balancing Amount. The “Balancing Amount” is an amount equal to the difference between (x) the NAV (attributable to a Creation Unit) of the Fund and (y) the “Deposit Amount”, which is the market value (attributable to a Creation Unit) of the securities deposited with the Trust. The Balancing Amount serves the function of compensating for any differences between the NAV per Creation Unit and the Deposit Amount. If the Balancing Amount is a positive number (i.e., the NAV attributable to a Creation Unit is more than the Deposit Amount), the Authorized Participant will deliver the Balancing Amount. If the Balancing Amount is a negative number (i.e., the NAV per Creation Unit is less than the Deposit Amount), the Authorized Participant will receive the Balancing Amount. Payment of any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities shall be the sole responsibility of the Authorized Participant that purchased the Creation Unit. The Authorized Participant must ensure that all Deposit Securities properly denote change in beneficial ownership.

NTI makes available through the NSCC on each Business Day, prior to the opening of business on the Listing Exchange (currently 9:30 a.m., Eastern time), the list of the names and the required quantity of each Deposit Security to be included in the current Portfolio Deposit (based on information at the end of the previous Business Day) for each Fund. Such Portfolio Deposit is applicable, subject to any adjustments as described below, in order to effect purchases of Creation Units of a given Fund until such time as the next-announced Portfolio Deposit composition is made available.

On a given Business Day, the Trust may require all Authorized Participants purchasing Creation Units on that day to deposit an amount of cash (that is a “cash in lieu” amount) to replace any Deposit Security that may not be eligible for transfer through the systems of DTC or the Clearing Process (discussed below) or, in the case of a non-U.S. Deposit Security, the security or instrument is not eligible for trading due to local trading restrictions, local restrictions on securities transfers or other similar circumstances. The Trust also reserves the right to permit a “cash in lieu” amount to replace any Deposit Security which may not be available in sufficient quantity or which may not be eligible for trading by an Authorized Participant or the investor on whose behalf the Authorized Participant is acting. On a given Business Day, the Trust may announce before the open of trading that all purchases of Creation Units of a Fund on that day will be made entirely in cash or, upon receiving a purchase order for Creation Units of a Fund from an Authorized Participant, the Trust may determine to require that purchase to be made entirely in cash, rather than in-kind.

In addition to the list of names and numbers of securities constituting the current Deposit Securities of a Portfolio Deposit, on each Business Day, the Cash Component effective through and including the previous Business Day, per outstanding Creation Unit of each Fund, will be made available.

Procedures For Creation of Creation Units. To be eligible to place orders to create a Creation Unit of a Fund, an entity must be a DTC Participant, and must have executed an agreement with the Distributor, with respect to creations and redemptions of Creation Units (“Participant Agreement”) (discussed below). A DTC Participant who has executed a Participant Agreement is referred to as an “Authorized Participant.” Investors should contact the Distributor for the names of Authorized Participants. All shares of a Fund, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

Except as described below, all creation orders must be placed for one or more Creation Units and must be received in proper form no later than 3:00 p.m., Eastern Time or such earlier time that the Listing Exchange closes (“Closing Time”) on any Business Day in order for creation of Creation Units to be effected based on the NAV of shares of a Fund as next determined on such date. The date on which an order to create Creation Units (or an order to redeem Creation Units, as discussed below) is timely received in proper form is referred to as the “Transmittal Date.” Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Transfer Agent pursuant to procedures set forth in the Participant Agreement, as described below. Economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Transfer Agent or an Authorized Participant.

All orders to create Creation Units shall be placed with an Authorized Participant in the form required by such Authorized Participant. In addition, an Authorized Participant may request that an investor make certain representations or enter into agreements with respect to an order (e.g., to provide for payments of cash). Investors should be aware that their particular broker may not have executed a Participant Agreement and, therefore, orders to create Creation Units of a Fund will have to be placed by the investor’s broker through an Authorized Participant. In such cases, there may be additional charges to such investor. A limited number of broker-dealers have executed a Participant Agreement and only a small number of such Authorized Participants have international capabilities. Investors placing orders for Creation Units of a Fund should ascertain the applicable deadline for DTC and the Federal Reserve Bank wire system, as well as cash transfers, by contacting the operations department of the broker or depositary institution making the transfer of the Deposit Securities and/or Cash Component. This deadline is likely to be significantly earlier than the closing time of the regular trading session on the applicable Listing Exchange. Investors should be aware that the Authorized Participant may require orders for Creation Units placed with it to be in the form required by the individual Authorized Participant, which form may not be the same as the form of purchase order specified by the Trust that the Authorized Participant must deliver to the Transfer Agent.

Placement of Creation Orders For The Funds. The clearance and settlement of Creation Units will depend on the nature of each security, consistent with the processes discussed below. Fund Deposits made outside the Continuous Net Settlement System of the NSCC (the Clearing Process) must be delivered through a DTC Participant that has executed a Participant Agreement. A DTC participant who wishes to place an order creating Creation Units to be effected outside the Clearing Process does not need to be a broker-dealer or other participant in the Clearing Process NSCC (“Participating Party”), but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Units will instead be effected through a transfer of securities (other than U.S. government securities) directly through DTC, or through a transfer of U.S. government securities and cash directly through the Federal Reserve System. The Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Fund by no later than 2:00 p.m., Eastern time, on the “Settlement Date.” The Settlement Date is typically the first Business Day, but could be up to the second Business Day, following the Transmittal Date. In certain cases, Authorized Participants will create and redeem Creation Units of the same Fund on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis. All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding.

The amount of cash equal to the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than 2:00 p.m., Eastern time, on the Settlement Date. An order to create Creation Units outside the Clearing Process will be received by the Transfer Agent on the Transmittal Date if: (i) such order is received by the Transfer Agent not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if the Custodian does not receive both the required Deposit Securities and the Cash Component by 2:00 p.m., Eastern time on the Settlement Date, such order may be canceled. Upon written notice to the Transfer Agent, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current NAV of the Fund. The delivery of Creation Units so created generally will occur no later than the Settlement Date.

With respect to any non-U.S. Deposit Securities, NTI shall cause the sub-custodians of the Fund to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, the securities included in the designated Deposit Securities and/or cash. Deposit Securities must be delivered to an account maintained at the applicable local sub-custodian(s). Orders to purchase Creation Unit Aggregations must be received by the Transfer Agent from an Authorized Participant on its own or the applicable Listing Exchange on the relevant Business Day. However, when a relevant local market is closed due to local market holidays, the local market settlement process will not commence until the end of the local holiday period. Settlement must occur by 2:00 p.m., Eastern time, on the contractual settlement date.

The Authorized Participant must also make available on or before the contractual settlement date, by means satisfactory to the Trust, immediately available or same day funds estimated by the Trust to be sufficient to pay the Cash Component next determined after acceptance of the purchase order, together with the applicable purchase transaction fee. Any excess funds will be returned following settlement of the issue of the Creation Unit.

Acceptance of Purchase Order. Subject to the conditions that (i) an irrevocable purchase order has been submitted by the Authorized Participant (either on its own or another investor’s behalf) and (ii) arrangements satisfactory to the Trust are in place for payment of the Cash Component and any other cash amounts which may be due, the Trust will accept the order, subject to its right (and the right of the Distributor and NTI) to reject any order until acceptance.

Once the Trust has accepted an order, upon next determination of the NAV of the shares, the Trust will confirm the issuance of a Creation Unit of the Fund, against receipt of payment, at such NAV. The Transfer Agent will then transmit a confirmation of acceptance to the Authorized Participant that placed the order.

The Trust reserves the absolute right to reject or revoke acceptance of a purchase order transmitted to it by the Transfer Agent in respect of any Fund if: (a) the purchase order is not in proper form; (b) the purchaser or group of purchasers, upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of any Fund; (c) the Deposit Securities delivered are not as specified by NTI as described above; (d) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (e) the acceptance of the Portfolio Deposit would, in the opinion of counsel, be unlawful; (f) the acceptance of the Portfolio Deposit would otherwise, in the discretion of the Trust or NTI, have an adverse effect on the Trust or the rights of beneficial owners; or (g) in the event that circumstances outside the control of the Trust, the Distributor, Transfer Agent, Custodian, a sub-custodian or NTI make it for all practical purposes impossible to process purchase orders. Examples of such circumstances include acts of God; public service or utility problems; fires, floods or extreme weather conditions; power outages resulting in telephone, telecopy or computer failures; market conditions or activities causing trading halts; systems failures involving computer or other informational systems affecting the Trust, the Distributor, DTC, NSCC, NTI, Transfer Agent, Custodian, a sub-custodian or any other participant in the creation process; and similar extraordinary events. The Transfer Agent shall notify a prospective creator of a Creation Unit and/or Authorized Participant acting on behalf of such creator of its rejection of the purchase order. The Trust, Transfer Agent, Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Portfolio Deposits nor shall either of them incur any liability for the failure to give any such notification. The Trust reserves the right, in its sole discretion, to suspend the offering of Shares of a Fund or to reject purchase orders when, in its judgment, such suspension or rejection would be in the best interests of the Trust or the Fund.

Issuance of a Creation Unit. Except as provided herein, a Creation Unit of shares of a Fund will not be issued until the transfer of good title to the Trust of the Deposit Securities and the payment of the Cash Component, or transfer of cash, as applicable, have been completed. In addition, a transaction fee, as listed below, will be charged. If the Authorized Participant does not place its purchase order by the Closing Time for a particular Fund or the Custodian does not receive federal funds in the appropriate amount by the applicable time for the relevant order, then the order will be rejected and the Authorized Participant shall be liable to the Fund for any resulting losses. With respect to any non-U.S. Deposit Securities, when the applicable local sub-custodian(s) have confirmed to the Custodian that the required securities included in the Portfolio Deposit (or the cash value thereof) have been delivered to the account of the applicable local sub-custodian or sub-custodians, the Transfer Agent and the Investment Adviser shall be notified of such delivery, and the Trust will issue, and cause the delivery of the Creation Unit. Creation Units typically are issued on a “T+1” basis (one Business Day after trade date) unless the Fund and Authorized Participant agree to a different Settlement Date. However, each Fund reserves the right to settle Creation Unit transactions on a basis other than T+1 basis in order to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates or ex-dividend dates (the last day the holder of a security can sell the security and still receive dividends payable on the security), and in certain other circumstances.

To the extent contemplated by an Authorized Participant’s agreement with the Distributor, the Trust will issue Creation Units to such Authorized Participant notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Authorized Participant’s delivery and maintenance of collateral having a value at least equal to 110%, which NTI may change from time to time, of the value of the missing Deposit Securities. Such cash collateral must be delivered to the Custodian no later than 2:00 p.m., Eastern time, on the contractual settlement date. The Trust’s current procedures require, among other things, that any cash collateral shall be in the form of U.S. dollars in immediately available funds and shall be held by the Trust’s Custodian and marked to market daily, and that the fees of the Custodian and any sub-custodians in respect of the delivery, maintenance and redelivery of the cash collateral shall be payable by the Authorized Participant. The cash collateral posted by the Authorized Participant may be invested at the risk of the Authorized Participant, and income, if any, on invested cash collateral will be paid to that Authorized Participant. Circumstances under which the Trust may use the cash collateral to purchase the missing Deposit Securities include when missing Deposit Securities are not received by 2:00 p.m., Eastern time, on the Settlement Date or in the event a marked-to-market payment is not made within one Business Day following notification by the Transfer Agent that such a payment is required. Information concerning the Trust’s current procedures for collateralization of missing Deposit Securities is available from the Transfer Agent. The Trust reserves the right to buy the missing Deposit Securities at any time and the Authorized Participant will be liable to the Trust for any shortfall between the cost to the Trust of purchasing such securities and the value of the cash collateral. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the transmittal date plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the cash collateral once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. The delivery of Creation Units so created generally will occur no later than the Settlement Date.

In certain cases, Authorized Participants will create and redeem Creation Units on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis. All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Cash Transactions. Each Fund may effect purchases and redemption orders of a Creation Unit of shares of the Fund solely for cash. A Fund that intends to effect all or a portion of redemptions, as applicable, for cash, rather than in-kind, may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. If a Fund recognizes gain on these sales, this generally will cause the recognition of gain that might not otherwise have been recognized if it had not effected a redemption order either partly or entirely with cash, or to recognize such gain sooner than would otherwise be required. The Funds generally intend to distribute these gains to avoid being taxed on this gain at the fund level and otherwise comply with the special tax rules that apply to it. This may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than, if they had made an investment in a different ETF that satisfies redemption in-kind with portfolio securities.

Cash Purchase Method. When cash purchases of Creation Units are specified for a Fund, they will be effected in essentially the same manner as in-kind purchases thereof. The investor must pay the cash equivalent of the designated Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser. In addition, to offset certain brokerage and other transaction costs associated with using the cash to purchase the requisite Deposit Securities, the Authorized Participant may be required to pay a fixed purchase transaction fee, plus an additional variable charge for cash purchases. The transaction fees for in-kind and cash purchases of Creation Units are described below.

Purchase Transaction Fee. Purchasers of Creation Units are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust. Investors who use the services of a broker, or other such intermediary, may be charged a fee for such services. A fixed purchase transaction fee is imposed on the Authorized Participant to offset certain transfer and other transaction costs associated with the issuance of Creation Units. The standard purchase transaction fee will be the same with respect to an order regardless of the number of Creation Units purchased. The Trust may from time to time waive the standard transaction fee. The Authorized Participant may also be required to pay an additional variable charge to offset certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to the execution of trades resulting from cash purchases of Creation Units (up to the maximum amount shown below). Where the Trust permits an in-kind purchaser to substitute cash in lieu of depositing a portion of the Deposit Securities, the purchaser also may be assessed an additional variable transaction charge (up to the maximum amount shown below). To the extent a Fund cannot recoup the amount of transaction costs incurred in connection with a purchase, those transaction costs will be borne by a Fund’s remaining shareholders and negatively affect a Fund’s performance. The purchase transaction fees for in-kind purchases and cash purchases (when available) are listed in the table below. This table is subject to revision from time to time:

FUND	Fee for In-Kind and Cash Purchases	Maximum Additional Variable Charge for Cash Purchase*
Northern Trust New York Intermediate Tax-Exempt Bond ETF	$250	3%
Northern Trust California Intermediate Tax-Exempt Bond ETF	$250	3%

*	As a percentage of the net asset value per Creation Unit.

Redemption of Creation Units. Shares of a Fund may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Fund through the Transfer Agent and only on a Business Day. The Trust will not redeem shares in amounts less than Creation Units. Beneficial owners also may sell shares in the secondary market, but must accumulate enough Fund shares to constitute a Creation Unit in order to have such shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a redeemable Creation Unit.

With respect to each Fund, NTI makes available through the NSCC prior to the opening of business on the Listing Exchange (currently 9:30 a.m., Eastern time) on each Business Day, the portfolio securities or instruments that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities”). Unless cash redemptions are specified for a Fund, the redemption proceeds for a Creation Unit generally consist of Fund Securities as announced by NTI through the NSCC on the Business Day of the request for redemption, plus cash in an amount equal to the difference between the NAV of the shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities, less the redemption transaction fee described below (“Cash Redemption Amount”). The redemption transaction fee described below is deducted from such redemption proceeds. In the event that the Fund Securities have a value greater than the NAV of the Fund shares, a cash payment equal to such difference is required to be made by or through an Authorized Participant by the redeeming shareholder.

On a given Business Day, the Trust may require all Authorized Participants redeeming Creation Units on that day to receive an amount of cash (that is a “cash in lieu” amount) to replace any Fund Security that may not be eligible for transfer through the systems of DTC or the Clearing Process (discussed above) or, in the case of a non-U.S. Fund Security, the security or instrument is not eligible for trading due to local trading restrictions, local restrictions on securities transfers or other similar circumstances. The Trust also reserves the right to permit a “cash in lieu” amount to replace any Fund Security which may not be eligible for trading by an Authorized Participant or the investor on whose behalf the Authorized Participant is acting or if a shareholder would be subject to unfavorable income tax treatment if the shareholder received redemption proceeds in kind. On a given Business Day, the Trust may announce before the open of trading that all redemptions of Creation Units of a Fund on that day will be made entirely in cash or, upon receiving a redemption order for Creation Units of the Fund from an Authorized Participant, the Trust may determine to require that redemption to be made entirely in cash, rather than in-kind.

When cash redemptions of Creation Units are specified for a Fund, they will be effected in essentially the same manner as in-kind redemptions thereof. The investor will receive the cash equivalent of the designated Fund Securities it would otherwise have received through an in-kind redemption, plus the same Cash Redemption Amount required to be paid to an in-kind redeemer. In addition, to offset the Trust’s brokerage and other transaction costs associated with a cash redemption, the Authorized Participant will be required to pay a fixed redemption transaction fee, plus an additional variable charge for cash redemptions, which is expressed as a percentage of the value per Creation Unit. The transaction fees for in-kind and cash redemptions of Creation Units are described below.

Investors will bear the costs of transferring the Fund Securities from the Trust to their account on the order. Investors who use the services of a broker or other such intermediary may be charged a fee for such services. A fixed redemption transaction fee is imposed on the Authorized Participant to offset transfer and other transaction costs associated with the redemption of Creation Units. The standard redemption transaction fee will be the same with respect to an order regardless of the number of Creation Units redeemed. The Trust may from time to time waive the standard transaction fee, including in connection with an Authorized Participant’s investment of seed capital in a Fund. The Authorized Participant may also be required to pay a variable transaction fee to offset certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to the execution of trades resulting from cash redemptions of Creation Units (up to the maximum amount shown below). Where the Trust requires or permits an in-kind redeemer to substitute cash in lieu of receiving a portion of the Deposit Securities, the redeemer also will be assessed an additional variable transaction charge (up to the maximum amount shown below). To the extent a Fund cannot recoup the amount of transaction costs incurred in connection with a redemption, those transaction costs will be borne by a Fund’s remaining shareholders and negatively affect a Fund’s performance. The redemption transaction fee for redemptions in kind and for cash and the additional variable charge for cash redemptions (when cash redemptions are available or specified) are listed in the table below.

FUND	Fee for In-Kind and Cash Redemptions	Maximum Additional Variable Charge for Cash Redemption*
Northern Trust New York Intermediate Tax-Exempt Bond ETF	$250	2%
Northern Trust California Intermediate Tax-Exempt Bond ETF	$250	2%

*	As a percentage of the net asset value per Creation Unit, inclusive of the standard transaction fee.

Placement of Redemption Orders For The Funds. Orders to redeem Creation Units of a Fund must be delivered through a DTC Participant that has executed the Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Units to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Units will instead be effected through transfer of shares directly through DTC. An order in good form to redeem Creation Units outside the Clearing Process will be received by the Trust on the Transmittal Date if: (i) such order is received by the Transfer Agent not later than the Closing Time on such Transmittal Date; (ii) such order is accompanied or followed by the requisite number of shares of the Fund specified in such order, which delivery must be made through DTC to the Transfer Agent no later than 10:00 a.m., Eastern time, on the contracted settlement date; and (iii) all other procedures set forth in the Participant Agreement are properly followed. After the Trust has received an order for redemption outside the Clearing Process, the Trust will initiate procedures to transfer the requisite Fund Securities, which are generally expected to be delivered within one Business Day (unless the Fund and Authorized Participant agree to a different Settlement Date) and the Cash Redemption Amount to the Authorized Participant on behalf of the redeeming Beneficial Owner by the Settlement Date. Due to the schedule of holidays in certain countries, however, the delivery of in-kind redemption proceeds for a Fund may take longer than one Business Day (unless the Fund and Authorized Participant agree to a different Settlement Date) after the Transmittal Date. In such cases, the local market settlement procedures will not commence until the end of local holiday periods. In certain cases, Authorized Participants will redeem and create Creation Units of the same Fund on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis.

Investors should be aware that their particular broker may not have executed a Participant Agreement, and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker through an Authorized Participant who has executed a Participant Agreement. At any given time there will be only a limited number of broker-dealers that have executed an Authorized Participant Agreement. Investors making a redemption request through an Authorized Participant should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request through an Authorized Participant to redeem Creation Units should allow sufficient time to permit proper submission of the request by such Authorized Participant and transfer of the shares to the Trust’s Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.

In connection with taking delivery of shares of non-U.S. Fund Securities upon redemption of shares of a Fund, a redeeming Beneficial Owner or Authorized Participant acting on behalf of such Beneficial Owner must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the portfolio securities are customarily traded, to which account such portfolio securities will be delivered.

Issuance of Redemption Proceeds. To the extent permitted by an Authorized Participant’s agreement with the Distributor, in the event the Authorized Participant has submitted a redemption order in proper form but is unable to transfer all of the Fund shares required to redeem the redemption order to the Custodian at or prior to 10:00 a.m., Eastern time, on the next Business Day following the Transmittal Date, the Fund at its discretion may, in reliance on the undertaking by the Authorized Participant to deliver all of the Fund shares required to redeem the redemption order as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral having a value at least equal to 110%, which NTI may change from time to time, of the value of the entire redemption order (marked-to-market daily). Such cash collateral must be requested no later than 10:00 a.m. Eastern time, and delivered to the Custodian no later than 2:00 p.m., Eastern time, on the Listing Exchange business day after the date of submission of such redemption request. The Trust’s current procedures require, among other things, that any cash collateral shall be in the form of U.S. dollars in immediately available funds and shall be held by the Trust’s Custodian and marked to market daily, and that the fees of the Custodian and any sub-custodians in respect of the delivery, maintenance and redelivery of the cash collateral shall be payable by the Authorized Participant. The cash collateral posted by the Authorized Participant may be invested at the risk of the Authorized Participant, and income, if any, on invested cash collateral will be paid to that Authorized Participant. The Trust reserves the right to purchase Fund shares or acquire portfolio securities underlying such shares at any time and the Authorized Participant will be liable to the Trust for any shortfall between the cost to the Trust of purchasing such shares or portfolio securities and the value of the cash collateral. The Fund will only return the collateral provided by the Authorized Participant once the Fund verifies that all Fund shares for the corresponding redemption order have settled at the Trust’s Custodian.

The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered upon redemption will be made by the Trust according to the procedures set forth under “Determination of Net Asset Value” in the Funds’ Prospectus and “Net Asset Value” below computed on the Business Day on which a redemption order is deemed received in good form by the Trust. Therefore, if a redemption order in proper form is submitted to the Transfer Agent by a DTC Participant not later than Closing Time on the Transmittal Date, and the requisite number of shares of the relevant Fund are delivered to Transfer Agent prior to the DTC Cut-Off-Time, then the value of the Fund Securities and the Cash Redemption Amount to be delivered will be determined by Trust on such Transmittal Date. If, however, a redemption order is submitted to the Transfer Agent by a DTC Participant not later than the Closing Time on the Transmittal Date but either (i) the requisite number of shares of the relevant Fund are not delivered by the DTC Cut-Off-Time, as described above, on such Transmittal Date, or (ii) the redemption order is not submitted in proper form, then the redemption order may be rejected and the investor will be liable to the Trust for losses, if any, resulting therefrom. In such case, the value of the Fund Securities and the Cash Redemption Amount to be delivered will be computed on the Business Day that such order is received in good order by the Trust, (i.e., the Business Day on which the shares of the relevant Fund are delivered through DTC to the Transfer Agent by the DTC Cut-Off-Time) on such Business Day pursuant to a properly submitted redemption order.

If it is not possible to effect deliveries of the portfolio securities, the Trust may in its discretion exercise its option to redeem such shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the net asset value of its shares based on the NAV of shares of the relevant Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional variable charge for cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of portfolio securities of the Fund).

Redemptions of shares for Fund Securities will be subject to compliance with applicable U.S. federal and state securities laws and each Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Fund could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized

Participant or an investor for which it is acting subject to a legal restriction with respect to particular securities included in the Fund Securities applicable to the redemption of a Creation Unit may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming Beneficial Owner of the shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment.

Because the portfolio securities of a Fund may trade on the relevant exchange(s) on days that the Listing Exchange is closed or are otherwise not Business Days for the Fund, shareholders may not be able to redeem their shares of the Fund, or to purchase or sell shares of the Fund on the Listing Exchange, on days when the NAV of the Fund could be significantly affected by events in the relevant foreign markets.

The right of redemption may be suspended or the date of payment postponed with respect to any Fund (1) for any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the New York Stock Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the shares of the Fund’s portfolio securities or determination of its NAV is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

Custom Baskets. The Funds will accept “custom baskets” and as a result Creation Unit baskets may differ. A custom basket may consist of the following: (i) a basket that is composed of a non-representative selection of a Fund’s portfolio holdings; (ii) a basket that is representative of a Fund’s portfolio holdings and is different from the initial basket used in transactions earlier on the same business day; or (iii) a basket that contains bespoke cash substitutions for a single Authorized Participant. The Funds have adopted policies and procedures that govern the construction and acceptance of baskets. Such policies and procedures provide the parameters for the construction and acceptance of custom baskets that are in the best interests of the Funds and its shareholders, establish processes for revisions to, or deviations from, such parameters, and specify the titles and roles of NTI employees who are required to review each custom basket for compliance with those parameters. The policies and procedures impose different requirements for different types of custom baskets. NTI has established a governance process to oversee basket compliance for the Funds, as set forth in the Funds’ policies and procedures.

NET ASSET VALUE

Securities are valued at fair value. Securities traded on U.S. securities exchanges or in the NASDAQ National Market System, including shares of ETFs, are valued at the regular trading session closing price on the exchange or system in which such securities are principally traded. If any such security is not traded on a valuation date, it is valued at the most recent quoted bid price. Over-the-counter securities that are not reported in the NASDAQ National Market System also generally are valued at the most recent quoted bid price. Fixed-income securities, however, may be valued on the basis of evaluated prices provided by independent pricing services when such prices are believed to reflect the fair value of such securities. Such prices may be determined taking into account other similar securities prices, yields, maturities, call features, ratings, strength of issuer, insurance guarantees, institutional size trading in similar groups of securities and developments related to specific securities. The values of securities of foreign issuers generally are based upon market quotations which, depending upon local convention or regulation, may be the last sale price, the last bid or asked price or the mean between the last bid and asked price as of, in each case, the close of the appropriate exchange or other designated time. Foreign fixed-income securities, however, may, like domestic fixed-income securities, be valued based on evaluated prices provided by independent pricing services when such prices are believed to reflect the fair value of such securities. Shares of open-end investment companies are valued at NAV. Spot and forward currency exchange contracts generally are valued using an independent pricing service. Exchange-traded futures and options are valued at the settlement price as established by the exchange on which they are traded. Over-the-counter options are valued at broker-provided bid prices, as are swaps, caps, collars and floors. The foregoing prices may be obtained from one or more independent pricing services or, as needed or applicable, independent broker-dealers. Short-term investments are valued at amortized cost, which the Investment Adviser has determined, pursuant to Board authorization, approximates fair value. If a Fund invests in other underlying funds, other than funds that are exchange-traded, the investing Fund will calculate its NAV using the NAV of the underlying fund in which it invests.

The Board has designated the Investment Adviser as the valuation designee pursuant to Rule 2a-5 under the 1940 Act to perform fair value determinations relating to any or all Fund investments. Accordingly, any securities for which market quotations are not readily available or for which the available price has been determined to not represent a reliable, current market value are valued at fair value as determined in good faith by the Investment Adviser. Circumstances in which securities may be fair valued include periods when trading in a security is limited, corporate actions and announcements take place, or regulatory news is released such as government approvals. Additionally, the Board oversees the Investment Adviser in its role as valuation designee in accordance with the requirements of Rule 2a-5 under the 1940 Act. The Investment Adviser, in its discretion, may make adjustments to the prices of securities held by a Fund if an event occurs after the publication of market values normally used on behalf of a Fund but before the time as of which a class of shares of a Fund calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance. This may occur particularly with respect to certain foreign equity securities held by a Fund, in which case the Investment Adviser may use adjustment factors obtained from an independent fair value pricing service that are intended to reflect more accurately the fair value of those securities as of the time a class of shares of a Fund’s NAV is calculated. Other events that can trigger fair valuing of foreign securities include, for example, significant fluctuations in general market indicators, government actions, or natural disasters. The use of fair valuation involves the risk that the values used by the Investment Adviser to price a Fund’s investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments.

The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. Eastern Standard Time. On any business day when the Securities Industry and Financial Markets Association (“SIFMA”) recommends that the bond markets close early, the Funds reserve the right to close at or prior to the SIFMA recommended closing time and credit will be given on the next business day. The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC. In addition, each Fund may compute its NAV as of any time permitted pursuant to any exemption, order or statement of the SEC or its staff. The Trust reserves the right to reprocess purchase and redemption transactions that were processed at a NAV other than the Fund’s official closing NAV. For instance, if a pricing error is discovered that impacts a Fund’s NAV, the corrected NAV would be the official closing NAV and the erroneous NAV would be a NAV other than the Fund’s official closing NAV. Those transactions that were processed using the erroneous NAV may then be reprocessed using the official closing NAV.

A “business day” is defined as each Monday through Friday that the New York Fed is open for business, except as noted below. The New York Fed is closed on the following national holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day.

The Investment Adviser is not required to calculate the NAV of a Fund on days during which no shares are tendered to a Fund for redemption and no orders to purchase or sell shares are received by a Fund, or on days on which there is an insufficient degree of trading in the Fund’s portfolio securities for changes in the value of such securities to affect materially the NAV per share.

TAXES

The following summarizes certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussions here and in the Prospectus are not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situations.

The discussions of the federal tax consequences in the Prospectus and this SAI are based on the Code and the regulations issued under it, and court decisions and administrative interpretations, as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly alter the statements included herein, and any such changes or decisions may be retroactive.

FEDERAL—GENERAL INFORMATION

Each Fund has elected to qualify and intends to continue to qualify as a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Code. As a regulated investment company, each Fund generally is exempt from federal income tax on its net investment income and realized capital gains which it distributes to shareholders. To qualify for treatment as a regulated investment company, it must meet three important tests each year.

First, each Fund must derive with respect to each taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the Fund’s business of investing in stock, securities or currencies, or net income derived from interests in qualified publicly traded partnerships.

Second, generally, at the close of each quarter of the Fund’s taxable year, at least 50% of the value of each Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers as to which (a) the Fund has not invested more than 5% of the value of its total assets in securities of the issuer and (b) the Fund does not hold more than 10% of the outstanding voting securities of the issuer, and no more than 25% of the value of each Fund’s total assets may be invested in the securities of (1) any one issuer (other than U.S. government securities and securities of other regulated investment companies), (2) two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses or (3) one or more qualified publicly traded partnerships (including MLPs).

Third, each Fund must distribute an amount equal to at least the sum of 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss), before taking into account any deduction for dividends paid, and 90% of its tax-exempt income, if any, for the year.

Each Fund intends to comply with these requirements. If a Fund were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company. If for any taxable year a Fund were not to qualify as a regulated investment company, all its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In that event, taxable shareholders would recognize dividend income on distributions (including distributions attributable to tax-exempt income) to the extent of the Fund’s current and accumulated earnings and profits, and corporate shareholders could be eligible for the dividends-received deduction.

The Code imposes a non-deductible 4% excise tax on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income with certain modifications and capital gain net income (excess of capital gains over capital losses) before taking into account any deduction for dividends paid, by the end of each calendar year. Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income each calendar year to avoid liability for this excise tax.

The capital losses of a Fund, if any, do not flow through to shareholders. Rather, the Fund may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. If the Fund has a “net capital loss” (that is, capital losses in excess of capital gains), the excess (if any) of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. Any such net capital losses of the Fund that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Fund in succeeding taxable years.

The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of the Fund. An ownership change generally results when shareholders owning 5% or more of the Fund increase their aggregate holdings by more than 50% over a 3-year look-back period. An ownership change could result in capital loss carryovers being used at a slower rate, thereby reducing the Fund’s ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to the Fund’s shareholders could result from an ownership change. The Fund undertakes no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another fund. Moreover, because of circumstances beyond the Fund’s control, there can be no assurance that the Fund will not experience, or has not already experienced, an ownership change. Additionally, if the Fund engages in a tax-free reorganization with another fund, the effect of these and other rules not discussed herein may be to disallow or postpone the use by the Fund of its capital loss carryovers (including any current year losses and built-in losses when realized) to offset its own gains or those of the other fund, or vice versa, thereby reducing the tax benefits Fund shareholders would otherwise have enjoyed from use of such capital loss carryovers.

FEDERAL—TAX-EXEMPT INFORMATION

As described in the Prospectuses, each Fund is designed to provide investors with federally tax-exempt interest income. The Funds, however, may still make distributions that are taxable as ordinary income or capital gains. The Funds are not intended to constitute a balanced investment program and are not designed for investors seeking capital appreciation or maximum tax-exempt income irrespective of fluctuations in principal. Tax-exempt institutions and retirement plans qualified under Section 401 of the Code, H.R. 10 plans and individual retirement accounts are generally tax-exempt and, therefore, would not gain any additional benefit from the Funds’ dividends being tax-exempt. In addition, the Funds may not be an appropriate investment for persons or entities that are “substantial users” of facilities financed by private activity bonds or “related persons” thereof. “Substantial user” is defined under U.S. Treasury Regulations to include a non-exempt person which regularly uses a part of such facilities in its trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, or which occupies more than 5% of the usable area of such facilities or for which such facilities or a part thereof were specifically constructed, reconstructed or acquired. “Related persons” include certain related natural persons, affiliated corporations, partnerships and their partners and S corporations and their shareholders. Exempt-interest dividends must be taken into account in computing the portion, if any, of social security or railroad retirement benefits that must be included in an individual shareholder’s gross income subject to federal income tax. Further, a shareholder of a Tax-Exempt Fund is denied a deduction for interest on indebtedness incurred or continued to purchase or carry shares of a Tax-Exempt Fund.

In order for the Funds to pay federal exempt-interest dividends with respect to any taxable year, at the close of each taxable quarter at least 50% of the aggregate value of the total assets of the Fund must consist of tax-exempt obligations. It should be noted that under the TCJA, the rules related to credit tax bonds and the exclusion from gross income for interest on a bond issued to advance refund another bond were repealed and related interest will not be exempt from federal income tax for such bonds issued after December 31, 2017. An exempt-interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by a Tax-Exempt Fund and designated as an exempt-interest dividend in a written notice furnished to shareholders. But the aggregate amount of dividends so designated by a Tax-Exempt Fund cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. The percentage of total dividends paid by a Tax-Exempt Fund with respect to any taxable year which qualifies as federal exempt-interest dividends will be the same for all shareholders receiving dividends from the Fund with respect to such year.

In purchasing tax-exempt obligations, the Funds intend to rely on opinions of bond counsel or counsel to the issuers of the tax-exempt obligations as to the excludability of interest on those obligations from gross income for federal income tax purposes. The Funds will not undertake independent investigations concerning the tax-exempt status of such obligations, nor do they guarantee or represent that bond counsels’ opinions are correct. Bond counsels’ opinions will generally be based in part upon covenants by the issuers and related parties regarding continuing compliance with federal tax requirements. Tax laws not only limit the purposes for which tax-exempt bonds may be issued and the supply of such bonds, but also contain numerous and complex requirements that must be satisfied on a continuing basis in order for bonds to be and remain tax-exempt. If the issuer of a bond or a user of a bond-financed facility fails to comply with such requirements at any time, interest on the bond could become taxable, retroactive to the date the obligation was issued. In that event, a portion of a Tax-Exempt Fund’s distributions attributable to interest the Fund received on such bond for the current year and for prior years could be characterized or recharacterized as taxable income.

The Funds will determine annually the percentages of their respective net investment income which are exempt from tax, which constitute an item of tax preference for purposes of the federal alternative minimum tax for noncorporate shareholders, and which are fully taxable, and will apply these percentages uniformly to all dividends declared from net investment income during that year. These percentages may differ significantly from the actual percentages for any particular day.

Shareholders will be advised annually as to the federal income tax consequences of distributions made by the Funds. The Funds are required to report to the Internal Revenue Service the amount of exempt interest dividends paid to a shareholder.

STATE AND LOCAL TAXES

Although each Fund expects to qualify as a “regulated investment company” and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, each Fund may be subject to the tax laws of such states or localities.

Many states grant tax-free status to dividends paid to shareholders of a fund from interest income earned by that fund from direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the fund. Investments in securities issued by Ginnie Mae or Fannie Mae, bankers’ acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for tax-free treatment.

SPECIAL STATE TAX CONSIDERATIONS PERTAINING TO THE NEW YORK ETF

For purposes of this discussion of New York taxation, it is assumed that the New York ETF qualifies as a regulated investment company under the Code. Dividends paid by the New York ETF will not be subject to New York personal income tax to the extent they are paid out of income earned on obligations that, when held by individuals, pay interest exempt from taxation by New York under New York law (e.g., obligations of New York and its political subdivisions). In addition, dividends paid by the New York ETF will not be subject to New York personal income tax to the extent they are derived from interest on obligations of the United States and its possessions, to the extent that the New York ETF meets certain requirements, which include but are not limited to: (i) at the close of each quarter of the New York ETF’s taxable year at least 50% of the value of the New York ETF’s total assets consist of such obligations and (ii) the New York ETF designates such exempt-interest dividends pursuant to written notification requirements to its shareholders. The portion of New York ETF dividends that is attributable to income other than as described in the preceding two sentences will be subject to the New York personal income tax. Interest expense on indebtedness incurred or continued to purchase or carry shares of the New York ETF generally will not be deductible for New York personal income tax purposes. If you are an individual New York resident, you will be subject to New York personal income tax to the extent the New York ETF distributes any realized capital gains, or if you sell or exchange shares and realize a capital gain on the transaction. The New York ETF’s exempt-interest dividends may not qualify for exemption under the personal income tax laws of states other than New York.

Present New York law taxes both long-term and short-term capital gains at the rates applicable to ordinary income. In addition, any loss realized by a shareholder of the New York ETF upon the sale of shares held for six months or less may be disallowed to the extent of any exempt-interest dividends received with respect to such shares. Any loss realized upon the redemption of shares within thirty days before or after the acquisition of other shares of the same Fund may be disallowed under the “wash sale” rules.

The foregoing is only a summary of some of the important New York income tax considerations generally affecting the New York ETF and its resident individual shareholders. This summary does not address the taxation of other shareholders, nor does it discuss any local taxes that may be applicable. No attempt is made to present a detailed explanation of the New York State and New York City income tax treatment of the New York ETF or its shareholders, and this discussion is not intended as a substitute for careful planning. Potential investors in the New York ETF should consult their tax advisers with respect to the application of New York State and New York City taxes to the receipt of Fund dividends and as to their own New York State and New York City tax situation, in general.

SPECIAL STATE TAX CONSIDERATIONS PERTAINING TO THE CALIFORNIA ETF

Assuming the California ETF qualifies as a regulated investment company, it will be relieved of liability for California State franchise and corporate income tax to the extent its earnings are distributed to its shareholders. The California ETF may be taxed on its undistributed taxable income. If for any year the California ETF does not qualify as a regulated investment company, all of that Fund’s taxable income (including interest income on California municipal instruments for franchise tax purposes only) may be subject to California State franchise or income tax at regular corporate rates.

A regulated investment company, or series thereof, will be qualified to pay dividends exempt from California State personal income tax to its non-corporate shareholders (hereinafter referred to as “California exempt-interest dividends”) if, at the close of each quarter of its taxable year, at least 50% of the value of the total assets of a regulated investment company, or series thereof, consists of obligations the interest on which, if held by an individual, is exempt from taxation by California (“California municipal instruments”). A “series” of a regulated investment company is defined as a segregated portfolio of assets, the beneficial interest in which is owned by the holders of a class or series of stock of the regulated investment company that is preferred over all other classes or series with respect to that portfolio of assets. The California ETF intends to qualify under the above requirements so that it can pay California exempt-interest dividends. If the California ETF fails to so qualify, no part of that Fund’s dividends to shareholders will be exempt from the California State personal income tax. The California ETF may reject purchase orders for shares if it appears desirable to avoid failing to so qualify.The California ETF’s exempt-interest dividends may not qualify for exemption under the personal income tax laws of states other than California.

Within 60 days after the close of its taxable year, the California ETF will notify each shareholder of the portion of the dividends paid by the Fund to the shareholder with respect to such taxable year that is exempt from California State personal income tax. The total amount of California exempt-interest dividends paid by the Fund with respect to any taxable year cannot exceed the excess of the amount of interest received by the Fund for such year on California municipal instruments over any amounts that, if the Fund were treated as an individual, would be considered expenses related to tax-exempt income or amortizable bond premium and would thus not be deductible under federal income or California State personal income tax law. The percentage of total dividends paid by the Fund that qualifies as California exempt-interest dividends with respect to any taxable year, will be the same for all shareholders receiving dividends from the Fund with respect to such year.

In cases where shareholders are “substantial users” or “related persons” with respect to California municipal instruments held by one of the California ETF, such shareholders should consult their tax advisers to determine whether California exempt-interest dividends paid by the Fund with respect to such obligations retain California State personal income tax exclusion. In this connection, rules similar to those regarding the possible unavailability of federal exempt-interest dividend treatment to “substantial users” are applicable for California State tax purposes.

To the extent any dividends paid to shareholders are derived from the excess of net long-term capital gains over net short-term capital losses, such dividends will not constitute California exempt-interest dividends and generally will be taxed as long-term capital gains under rules similar to those regarding the treatment of capital gain dividends for federal income tax purposes, but at rates that are the same as the California rates for ordinary income. See “Federal—General Information.” Moreover, interest expense on indebtedness incurred by a shareholder to purchase or carry shares of the California ETF is not deductible for California State personal income tax purposes if that Fund distributes California exempt-interest dividends during the shareholder’s taxable year.

In addition, any loss realized by a shareholder of the California ETF upon the sale of shares held for six months or less may be disallowed to the extent of any exempt-interest dividends received with respect to such shares. Moreover, any loss realized upon the redemption of shares within six months from the date of purchase of such shares and following receipt of a long-term capital gains distribution will be treated as long-term capital loss to the extent of such long-term capital gains distribution. Finally, any loss realized upon the redemption of shares within thirty days before or after the acquisition of other shares of the same Fund may be disallowed under the “wash sale” rules.

California may tax income derived from repurchase agreements involving federal obligations because such income represents a premium paid at the time the government obligations are repurchased rather than interest paid by the issuer of the obligations.

The foregoing is only a summary of some of the important California State personal income tax considerations generally affecting the California ETF and its shareholders. No attempt is made to present a detailed explanation of the California State personal income tax treatment of the California ETF or its shareholders, and this discussion is not intended as a substitute for careful planning. Further, potential corporate investors in the California ETF should note that California exempt-interest dividends may be subject to California State franchise tax or California State corporate income tax notwithstanding that all or a portion of such dividends are exempt from California State personal income tax. Potential investors in the California ETF should consult their tax advisers with respect to the application of California State taxes to the receipt of Fund dividends and as to their own California State tax situation, in general.

BACKUP WITHHOLDING

By law, the Fund may be required to withhold a portion of your taxable dividends and sales proceeds unless you: (i) provide your correct social security or taxpayer identification number, (ii) certify that this number is correct, (iii) certify that you are not subject to backup withholding, and (iv) certify that you are a U.S. person (including a U.S. resident alien). The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS. Certain payees and payments are exempt from backup withholding and information reporting.

NET CAPITAL LOSS CARRYFORWARDS

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, a Fund is permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. The Funds have no pre-enactment loss carry forwards since the Funds commenced operations after the effective date of the Act. Post-enactment capital loss carry forwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous law.

TAXATION OF INCOME FROM CERTAIN FINANCIAL INSTRUMENTS AND PFICS

The tax principles applicable to transactions in financial instruments, including futures contracts and options, that may be engaged in by a Fund, and investments in passive foreign investment companies (“PFICs”), are complex and, in some cases, uncertain. Such transactions and investments may cause a Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income. Additionally, they may generate items of tax preference or adjustment for the alternative minimum tax that may be allocable to the shareholder.

In addition, in the case of any shares of a PFIC in which a Fund invests, the Fund may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the Fund fails to make an election to recognize income annually during the period of its ownership of the shares.

SALES OF SHARES

Upon the sale or exchange of shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and the basis of the shares. A redemption of shares by a Fund will be treated as a sale for this purpose. Except as provided below, such gain or loss will be treated as capital gain or loss if the shares are held as capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in a Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Fund share held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share.

A shareholder’s cost basis information will be provided on the sale of any of the shareholder’s shares, subject to certain exceptions for exempt recipients. Please contact the broker (or other nominee) that holds your shares with respect to reporting of cost basis and available elections for your account.

OTHER TAXES

Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.

TAXATION OF NON-U.S. SHAREHOLDERS

Dividends paid by a Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN or W-8BEN-E, as applicable, certifying its entitlement to benefits under a treaty. Certain interest related dividends and short term capital gain dividends as designated by a Fund are not subject to this 30% withholding tax if the shareholder provides a properly completed Form W-8BEN or W-8BEN-E, as applicable. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN, W-8BEN-E or other applicable form may be subject to backup withholding at the appropriate rate.

In general, United States federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of a Fund.

Certain dividends paid to a non-U.S. shareholder that fails to make certain required certifications, or that is a “foreign financial institution” as defined in Section 1471 of the Code and that does not meet the requirements imposed on foreign financial institutions by Section 1471, are generally subject to a U.S. withholding tax at a 30% rate. The extent, if any, to which such withholding tax may be reduced or eliminated by an applicable tax treaty is unclear. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.

DESCRIPTION OF SHARES

The Trust Agreement permits the Board to issue an unlimited number of full and fractional shares of beneficial interest of one or more separate series representing interests in one or more investment portfolios. The Trustees of the Trust may hereafter create series in addition to the Trust’s existing series, which represent interests in the Trust’s respective portfolios, three of which are described in this SAI.

The Trustees may appoint separate Trustees with respect to one or more series or classes of the Trust’s shares (the “Series Trustees”). To the extent provided by the Trustees in the appointment of Series Trustees, Series Trustees: (i) may, but are not required to, serve as Trustees of the Trust or any other series or class of the Trust; (ii) may have, to the exclusion of any other Trustee of the Trust, all the powers and authorities of Trustees under the Trust Agreement with respect to such series or class; and/or (iii) may have no power or authority with respect to any other series or class. There are currently no Series Trustees for the Trust.

Under the terms of the Trust Agreement, each share of each Fund represents a proportionate interest in the particular Fund with each other share of its class in the same Fund and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees. Upon any liquidation of a Fund, shareholders of each class of a Fund are entitled to share pro rata in the net assets belonging to that class available for distribution. Shares do not have any preemptive or conversion rights. The right of redemption is described under “Account Policies and Other Information” in the Prospectus. In addition, pursuant to the terms of the 1940 Act, the right of a shareholder to redeem shares and the date of payment by a Fund may be suspended for more than seven days (i) for any period during which the New York Stock Exchange is closed, other than the customary weekends or holidays, or trading in the markets the Fund normally utilizes is closed or is restricted as determined by the SEC, (ii) during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for the Fund to dispose of instruments owned by it or fairly to determine the value of its net assets, or (iii) for such other period as the SEC may by order permit for the protection of the shareholders of the Fund. The Trust also may suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions. In addition, shares of each Fund are redeemable at the unilateral option of the Trust. Shares when issued as described in the Prospectus are validly issued, fully paid and nonassessable, except as stated below. In the interests of economy and convenience, certificates representing shares of the Funds are not issued.

The proceeds received by each Fund for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to and constitute the underlying assets of that Fund. The underlying assets of each Fund will be segregated on the books of account, and will be charged with the liabilities in respect to that Fund and with a share of the general liabilities of the Trust. Expenses with respect to the Funds and other funds of the Trust normally are allocated in proportion to the NAV of the respective funds except where allocations of direct expenses can otherwise be fairly made.

Each Fund and other Funds of the Trust entitled to vote on a matter will vote in the aggregate and not by Fund, except as required by law or when the matter to be voted on affects only the interests of shareholders of a particular Fund.

Rule 18f-2 under the 1940 Act provides that any matter required by the provisions of the 1940 Act or applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each investment portfolio affected by such matter. Rule 18f-2 further provides that an investment portfolio shall be deemed to be affected by a matter unless the interests of each investment portfolio in the matter are substantially identical or the matter does not affect any interest of the investment portfolio. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to an investment portfolio only if approved by a majority of the outstanding shares of such investment portfolio. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees are exempt from the separate voting requirements stated above.

The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. In the event that a meeting of shareholders is held, each share of the Trust will be entitled, as determined by the Trustees without the vote or consent of shareholders, either to one vote for each share (and proportionate fractional votes for fractional shares held) or to one vote for each dollar of NAV represented by such shares on all matters presented to shareholders, including the election of Trustees (this method of voting being referred to as “dollar-based voting”). However, to the extent required by the 1940 Act or otherwise determined by the Trustees, series and classes of the Trust will vote separately from each other. Shareholders of the Trust do not have cumulative voting rights in the election of Trustees and, accordingly, the holders of more than 50% of the aggregate voting power of the Trust may elect all of the Trustees, irrespective of the vote of the other shareholders. Meetings of shareholders of the Trust, or any series or class thereof, may be called by the Trustees, certain officers or upon the written request of holders of 10% or more of the shares entitled to vote at such meeting. The power to call a vote with respect to shareholders of the Funds is vested exclusively in the Board. To the extent required by law, the Trust will assist in shareholder communications in connection with a meeting called by shareholders. The shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Trust Agreement and such other matters as the Trustees may determine or may be required by law.

The Trust Agreement authorizes the Trustees, without shareholder approval (except as stated in the next paragraph), to cause the Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or other organization or sell or exchange all or substantially all of the property belonging to the Trust, or any series thereof. In addition, the Trustees, without shareholder approval, may adopt a “master-feeder” structure by investing substantially all of the assets of a series of the Trust in the securities of another open-end investment company or pooled portfolio.

The Trust Agreement also authorizes the Trustees, in connection with the merger, consolidation, termination or other reorganization of the Trust or any series or class, to classify the shareholders of any class into one or more separate groups and to provide for the different treatment of shares held by the different groups, provided that such merger, consolidation, termination or other reorganization is approved by a majority of the outstanding voting securities (as defined in the 1940 Act) of each group of shareholders that are so classified.

The Board may not, without the affirmative vote of the holders of a majority of the outstanding shares of the Trust, amend or otherwise supplement the Trust Agreement or amend and restate a trust investment to reduce the rights, duties, powers, authorities and responsibilities of the Trustees, except to the extent such action does not violate the 1940 Act. Subject to the foregoing, the Trust Agreement permits the Trustees to amend the Trust Agreement without a shareholder vote. However, shareholders of the Trust have the right to vote on any amendment: (i) that would adversely affect the voting rights of shareholders; (ii) that is required by law to be approved by shareholders; (iii) that would amend the voting provisions of the Trust Agreement; or (iv) that the Trustees determine to submit to shareholders.

The Trust Agreement permits the termination of the Trust or of any series or class of the Trust: (i) by a majority of the affected shareholders at a meeting of shareholders of the Trust, series or class; or (ii) by a majority of the Trustees without shareholder approval if the Trustees determine that such action is in the best interest of the Trust or its shareholders. The factors and events that the Trustees may take into account in making such determination include: (i) the inability of the Trust or any series or class to maintain its assets at an appropriate size; (ii) changes in laws or regulations governing the Trust, or any series or class thereof, or affecting assets of the type in which it invests; or (iii) economic developments or trends having a significant adverse impact on their business or operations.

Under the Delaware Statutory Trust Act (the “Delaware Act”), shareholders are not personally liable for obligations of the Trust. The Delaware Act entitles shareholders of the Trust to the same limitation of liability as is available to shareholders of private for-profit corporations. However, no similar statutory or other authority limiting statutory trust shareholder liability exists in many other states. As a result, to the extent that the Trust or a shareholder is subject to the jurisdiction of courts in such other states, those courts may not apply Delaware law and may subject the shareholders to liability. To offset this risk, the Trust Agreement: (i) contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation and instrument entered into or executed by the Trust or its Trustees and (ii) provides for indemnification out of the property of the applicable series of the Trust of any shareholder held personally liable for the obligations of the Trust solely by reason of being or having been a shareholder and not because of the shareholder’s acts or omissions or for some other reason. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (i) a court refuses to apply Delaware law; (ii) the liability arises under tort law or, if not, no contractual limitation of liability is in effect; and (iii) the applicable series of the Trust is unable to meet its obligations.

The Trust Agreement provides that the Trustees will not be liable to any person other than the Trust or a shareholder and that a Trustee will not be liable for any act as a Trustee. However, nothing in the Trust Agreement protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Trust Agreement provides for indemnification of Trustees, officers and agents of the Trust unless the recipient is liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

The Trust Agreement provides that each shareholder, by virtue of becoming such, will be held to have expressly assented and agreed to the terms of the Trust Agreement and to have become a party thereto.

In addition to the requirements of Delaware law, the Trust Agreement provides that a shareholder of the Trust may bring a derivative action on behalf of the Trust only if the following conditions are met: (i) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the Trust, or 10% of the outstanding shares of the series or class to which such action relates, must join in the request for the Trustees to commence such action; and (ii) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The Trust Agreement also provides that no person, other than the Trustees, who is not a shareholder of a particular series or class shall be entitled to bring any derivative action, suit or other proceeding on behalf of or with respect to such series or class. The Trustees will be entitled to retain counsel or other advisers in considering the merits of the request and may require an undertaking by the shareholders making such request to reimburse the Trust for the expense of any such advisers in the event that the Trustees determine not to bring such action.

The term “majority of the outstanding shares” of either the Trust or a fund or investment portfolio means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment policy, the vote of the lesser of (i) 67% or more of the shares of the Trust or such Fund or portfolio present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust or such Fund or portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Trust or such Fund or portfolio.

Absent an applicable exemption or other relief from the SEC or its staff, beneficial owners of more than 5% of the shares of a Fund may be subject to the reporting provisions of Section 13 of the 1934 Act and the SEC’s rules promulgated thereunder. In addition, absent an applicable exemption or other relief from the SEC staff, Officers and Trustees of a Fund and beneficial owners of 10% of the shares of a Fund (“Insiders”) may be subject to the insider reporting, short-swing profit and short sale provisions of Section 16 of the 1934 Act and the SEC’s rules promulgated thereunder. Beneficial owners and Insiders should consult with their own legal counsel concerning their obligations under Sections 13 and 16 of the 1934 Act.

The Trust’s by-laws state that, unless the Trust consents in writing to the selection of an alternative forum, the sole and exclusive forums for any Shareholder (including a beneficial owner) to bring (i) any derivative action or proceeding brought on behalf of the Trust, (ii) any action asserting a claim or breach of a fiduciary duty owed by any Trustee, officer or employee, if any, of the Trust to the Trust or the Trust’s Shareholders, (iii) any action asserting a claim against the Trust, its Trustees, officers or employees, if any, arising pursuant to any provision of the Delaware Statutory Trust Act or the Trust’s Trust Instrument or bylaw; or (iv) any action asserting a claim against the Trust, its Trustees, officers or employees, if any, governed by the internal affairs doctrine, shall be a state or federal court located within the State of Delaware. The Trust’s by-laws also state that any persons or entity that is a shareholder of the Trust shall be deemed to have notice of and consented to the foregoing provision of the Trust’s by-laws.

Prior to the date of this SAI, the Funds had no shares outstanding. To the extent that any shareholder is the beneficial owner of more than 25% of the outstanding shares of any Fund, such shareholder may be deemed a “control person” of that Fund for purposes of the 1940 Act.

As of the date of this SAI, the Trust’s Trustees and officers as a group owned beneficially less than 1% of the outstanding shares of each Fund.

FINANCIAL STATEMENTS

The Funds are newly organized and therefore have not yet had any operations prior to the date of this SAI.

OTHER INFORMATION

Statements contained in the Prospectus or in this SAI as to the contents of any contract or other documents referred to are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this SAI form a part, each such statement being qualified in all respects by such reference. The Registration Statement, including the exhibits filed therewith, is available on the SEC’s website at www.sec.gov.

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

An S&P Global Ratings short-term issue credit rating is generally assigned to those obligations considered short-term in the relevant market, typically with an original maturity of no more than 365 days. The following summarizes the rating categories used by S&P Global Ratings for short-term issues:

“A-1”—A short-term obligation rated “A-1” is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2”—A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

“A-3”—A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

“B”—A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C”—A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

“D”—A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring.

Local Currency and Foreign Currency Ratings—S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. A foreign currency rating on an issuer can differ from the local currency rating on it when the obligor has a different capacity to meet its obligations denominated in its local currency versus obligations denominated in a foreign currency.

“NR”—This indicates that a rating has not been assigned or is no longer assigned.

Moody’s Investors Service (“Moody’s”) short-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1”—Issuers (or supporting institutions) rated Prime-1 reflect a superior ability to repay short-term debt obligations.

“P-2”—Issuers (or supporting institutions) rated Prime-2 reflect a strong ability to repay short-term debt obligations.

“P-3”—Issuers (or supporting institutions) rated Prime-3 reflect an acceptable ability to repay short-term obligations.

“NP”—Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

“NR”—Is assigned to an unrated issuer.

Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention1. Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets. The following summarizes the rating categories used by Fitch for short-term obligations:

“F1”—Securities possess the highest short-term credit quality. This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2”—Securities possess good short-term credit quality. This designation indicates good intrinsic capacity for timely payment of financial commitments.

“F3”—Securities possess fair short-term credit quality. This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

“B”—Securities possess speculative short-term credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C”—Securities possess high short-term default risk. Default is a real possibility.

“RD”—Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

“D”—Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

Plus (+) or minus (-)—The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. For the short-term rating category of “F1”, a “+” may be appended.

“NR”—Is assigned to an unrated issue of a rated issuer.

The DBRS Morningstar® Ratings Limited (“DBRS Morningstar”) short-term debt rating scale provides an opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner. The short-term obligations rated in this category typically have a term of shorter than one year. Ratings are based on quantitative and qualitative considerations relevant to the issuer and the relative ranking of claims. The R-1 and R-2 rating categories are further denoted by the sub-categories “(high)”, “(middle)”, and “(low)”.

1	A long-term rating can also be used to rate an issue with short maturity.

The following summarizes the ratings used by DBRS Morningstar for commercial paper and short-term debt:

“R-1 (high)”—Short-term debt rated “R-1 (high)” is of the highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

“R-1 (middle)”—Short-term debt rated “R-1 (middle)” is of superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from “R-1 (high)” by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

“R-1 (low)”—Short-term debt rated “R-1 (low)” is of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

“R-2 (high)”—Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

“R-2 (middle)”—Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

“R-2 (low)”—Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.

“R-3”—Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

“R-4”—Short-term debt rated “R-4” is considered to be of speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

“R-5”—Short-term debt rated “R-5” is considered to be of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

“D”—Short-term debt rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur. DBRS Morningstar may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Long-Term Credit Ratings

An S&P Global Ratings’ long-term issue credit rating is generally assigned to those obligations considered long-term in the relevant market, typically with an original maturity of greater than 365 days. The following summarizes the ratings used by S&P Global Ratings for long-term issues:

“AAA”—An obligation rated “AAA” has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

“AA”—An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

“A”—An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

“BBB”—An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

“BB,” “B,” “CCC,” “CC” and “C”—Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

“BB”—An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

“B”—An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

“CCC”—An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

“CC”—An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

“C”—An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

“D”—An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring.

Plus (+) or minus (-)—The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

“NR”—This indicates that a rating has not been assigned, or is no longer assigned.

Local Currency and Foreign Currency Ratings—S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. A foreign currency rating on an issuer can differ from the local currency rating on it when the obligor has a different capacity to meet its obligations denominated in its local currency, versus obligations denominated in a foreign currency.

Moody’s long-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of eleven months or more. Such ratings reflect both on the likelihood of default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa”—Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

“Aa”—Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A”—Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

“Baa”—Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba”—Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

“B”—Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa”—Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

“Ca”—Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C”—Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

“NR”—Is assigned to unrated obligations.

Fitch’s long-term ratings consider the obligations’ relative vulnerability to default. Typically, long-term ratings have a timeframe of over to 13 months for corporate, sovereign, and structured obligations and over 36 months for obligations in U.S. public finance markets. The following summarizes long-term ratings used by Fitch:

“AAA”—Securities considered to be of the highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA”—Securities considered to be of very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A”—Securities considered to be of high credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB”—Securities considered to be of good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

“BB”—Securities considered to be speculative. “BB” ratings indicate elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

“B”—Securities considered to be highly speculative. “B” ratings indicate that material credit risk is present.

“CCC”—A “CCC” rating indicates that substantial credit risk is present.

“CC”—A “CC” rating indicates very high levels of credit risk.

“C”—A “C” rating indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned “RD” or “D” ratings but are instead rated in the “CCC” to “C” rating categories, depending on their recovery prospects and other relevant characteristics. Fitch believes that this approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to “AAA” ratings or ratings below the “CCC” category.

“NR”—Is assigned to an unrated issue of a rated issuer.

The DBRS Morningstar long-term rating scale provides an opinion on the risk of default. That is, the risk that an issuer will fail to satisfy its financial obligations in accordance with the terms under which an obligation has been issued. Ratings are based on quantitative and qualitative considerations relevant to the issuer, and the relative ranking of claims. All rating categories other than AAA and D also contain subcategories “(high)” and “(low)”. The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category. The following summarizes the ratings used by DBRS Morningstar for long-term debt:

“AAA”—Long-term debt rated “AAA” is of the highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

“AA”—Long-term debt rated “AA” is of superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from “AAA” only to a small degree. Unlikely to be significantly vulnerable to future events.

“A”—Long-term debt rated “A” is of good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than “AA.” May be vulnerable to future events, but qualifying negative factors are considered manageable.

“BBB”—Long-term debt rated “BBB” is of adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

“BB”—Long-term debt rated “BB” is of speculative, non-investment grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

“B”—Long-term debt rated “B” is of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

“CCC”, “CC” and “C”—Long-term debt rated in any of these categories is of very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although “CC” and “C” ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the “CCC” to “B” range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the “C” category.

“D”—A security rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur. DBRS Morningstar may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Municipal Note Ratings

An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:

•	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Municipal Short-Term Note rating symbols are as follows:

“SP-1”—A municipal note rated “SP-1” exhibits a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

“SP-2”—A municipal note rated “SP-2” exhibits a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3”—A municipal note rated “SP-3” exhibits a speculative capacity to pay principal and interest.

“D”—This rating is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Moody’s uses the global short-term Prime rating scale (listed above under Short-Term Credit Ratings) for commercial paper issued by U.S. municipalities and nonprofits. These commercial paper programs may be backed by external letters of credit or liquidity facilities, or by an issuer’s self-liquidity.

For other short-term municipal obligations, Moody’s uses one of two other short-term rating scales, the Municipal Investment Grade (“MIG”) and Variable Municipal Investment Grade (“VMIG”) scales provided below.

Moody’s uses the MIG scale for U.S. municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less.

MIG Scale

“MIG-1”—This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG-2”—This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

“MIG-3”—This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG”—This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

“NR”—Is assigned to an unrated obligation.

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned. The components are a long-term rating and a short-term payment obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term payment obligation rating addresses the ability of the issuer or the liquidity provider to meet any purchase price payment obligation resulting from optional tenders (“on demand”) and/or mandatory tenders of the VRDO. The short-term payment obligation rating uses the VMIG scale. Transitions of VMIG ratings with conditional liquidity support differ from transitions of Prime ratings reflecting the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.

Moody’s typically assigns the VMIG short-term demand obligation rating if the frequency of the demand feature is less than every three years. If the frequency of the demand feature is less than three years but the purchase price is payable only with remarketing proceeds, the short-term demand obligation rating is “NR”.

“VMIG-1”—This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections.

“VMIG-2”—This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections.

“VMIG-3”—This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections.

“SG”—This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural or legal protections.

“NR”—Is assigned to an unrated obligation.

About Credit Ratings

An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities.

Fitch’s credit ratings relating to issuers are forward-looking opinions on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested. Fitch’s credit ratings cover the global spectrum of corporate, sovereign financial, bank, insurance, and public finance entities (including supranational and sub-national entities) and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

DBRS Morningstar provides independent credit ratings services for financial institutions, corporate and sovereign entities and structured finance products and instruments. Credit ratings are forward-looking opinions about credit risk that reflect the creditworthiness of an entity or security. The Rating Committee process facilitates rating decisions, which are a collective assessment of DBRS Morningstar’s opinion rather than the view of an individual analyst. Ratings are based on sufficient information that incorporates both global and local considerations and the use of approved methodologies. They are independent of any actual or perceived conflicts of interest. DBRS Morningstar credit ratings are formed and disseminated based on established methodologies, models and criteria (Methodologies) that apply to entities and securities that we rate, including corporate finance issuers, financial institutions, insurance companies, public finance and sovereign entities as well as Structured Finance transactions. DBRS Morningstar methodologies are periodically reviewed and updated by the team.

APPENDIX B

As stated in the Prospectus, the Funds may enter into certain futures transactions. Some of these transactions are described in this Appendix. The Funds may also enter into futures transactions or other securities and instruments that are available in the markets from time to time.

I. Interest Rate Futures Contracts

Use of Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, at or shortly after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, the Funds may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

The Funds presently could accomplish a similar result to that which they hope to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Funds, by using futures contracts.

Interest rate future contracts can also be used by the Funds for non-hedging (speculative) purposes to increase total return.

Description of Interest Rate Futures Contracts. An interest rate futures contract sale would create an obligation by a Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by a Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

Although interest rate futures contracts by their terms may call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by a Fund’s entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the sale exceeds the price of the offsetting purchase, the Fund is immediately paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

Interest rate futures contracts are traded in an auction environment on the floors of several exchanges—principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. These exchanges may be either designated by the Commodity Futures Trading Commission (“CFTC”) as a contract market or registered with the CFTC as a derivatives transaction execution facility (“DTEF”). Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership. Interest rate futures also may be traded on electronic trading facilities or over-the-counter. These various trading facilities are licensed and/or regulated to varying degrees by the CFTC.

A public market now exists in futures contracts covering various financial instruments including long-term U.S. Treasury Bonds and Notes; Ginnie Mae modified pass-through mortgage-backed securities; three-month U.S. Treasury Bills; and ninety-day commercial paper. The Funds may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

II. Index and Security Futures Contracts

A stock or bond index assigns relative values to the stocks or bonds included in the index, which fluctuates with changes in the market values of the stocks or bonds included. Some stock index futures contracts are based on broad market indices, such as the S&P 500 or the New York Stock Exchange Composite Index. In contrast, certain futures contracts relate to narrower market indices, such as the S&P 100® Index or indexes based on an industry or market segment, such as oil and gas stocks. Since 2001, trading has been permitted in futures based on a single stock and on narrow-based security indices (as defined in the Commodity Futures Modernization Act of 2000) (together “security futures;” broader-based index futures are referred to as “index futures”). Some futures contracts are traded on organized exchanges regulated by the CFTC. These exchanges may be either designated by the CFTC as a contract market or registered with the CFTC as a DTEF. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract. Futures contracts also may be traded on electronic trading facilities or over-the-counter. These various trading facilities are licensed and/or regulated by varying degrees by the CFTC. To the extent consistent with its investment objective and strategies, a Fund may also engage in transactions, from time to time, in foreign stock index futures such as the ALL-ORDS (Australia), CAC-40 (France), TOPIX (Japan) and the FTSE-100 (United Kingdom).

The Funds may sell index futures and security futures contracts in order to offset a decrease in market value of their portfolio securities that might otherwise result from a market decline. The Funds may do so either to hedge the value of their portfolios as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, the Funds will purchase index futures and security futures contracts in anticipation of purchases of securities. A long futures position may be terminated without a corresponding purchase of securities.

In addition, the Funds may utilize index futures and security futures contracts in anticipation of changes in the composition of its portfolio holdings. For example, in the event that the Funds expect to narrow the range of industry groups represented in their holdings they may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. The Funds may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of their portfolios will decline prior to the time of sale.

Index futures and security futures can also be used by certain Funds for non-hedging (speculative) purposes to increase total return.

III. Futures Contracts on Foreign Currencies

A futures contract on foreign currency creates a binding obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of foreign currency for an amount fixed in U.S. dollars. Foreign currency futures may be used by a Fund to hedge against exposure to fluctuations in exchange rates between the U.S. dollar and other currencies arising from multinational transactions.

Certain Funds may also use futures contracts on foreign currencies for non-hedging (speculative) purposes to increase total return.

IV. Margin Payments

Unlike purchases or sales of portfolio securities, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, the Funds will be required to deposit with the broker or in a segregated account with a custodian or sub-custodian an amount of liquid assets, known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract, which is returned to the Funds upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” For example, when a particular Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where a Fund has purchased a futures contract and the price of the futures contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. Prior to expiration of the futures contract, the Investment Adviser may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate a Fund’s position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

V. Risks of Transactions in Futures Contracts

There are several risks in connection with the use of futures by the Funds, even if the futures are used for hedging (non-speculative) purposes. One risk arises because of the imperfect correlation between movements in the price of the futures and movements in the price of the instruments which are the subject of the hedge. The price of the future may move more than or less than the price of the instruments being hedged. If the price of the futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective but, if the price of the instruments being hedged has moved in an unfavorable direction, a Fund would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, the Fund involved will experience either a loss or gain on the futures which will not be completely offset by movements in the price of the instruments that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, the Funds may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by the Investment Adviser. Conversely, a Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Investment Adviser. It is also possible that, where a Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of instruments held in the Fund may decline. If this occurred, the Fund would lose money on the futures and also experience a decline in value in its portfolio securities.

When futures are purchased to hedge against a possible increase in the price of securities or a currency before a Fund is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest its cash at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of the instruments that were to be purchased.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the instruments being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Investment Adviser may still not result in a successful hedging transaction over a short time frame.

In general, positions in futures may be closed out only on an exchange, board of trade or other trading facility, which provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on trading facilities where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any trading facility will exist for any particular contract or at any particular time. In such an event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Funds would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by “daily price fluctuation limits” established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

Successful use of futures by Funds is also subject to the Investment Adviser’s ability to predict correctly movements in the direction of the market. For example, if a particular Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

Futures purchased or sold by a Fund (and related options) may be traded on foreign exchanges. Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the NFA nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, customers who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC regulations and the rules of the NFA and any domestic exchange or other trading facility (including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the NFA or any domestic futures exchange), nor the protective measures provided by the SEC’s rules relating to security futures. In particular, the investments of the Funds in foreign futures, or foreign options transactions may not be provided the same protections in respect to transactions on U.S. futures trading facilities. In addition, the price of any foreign futures or foreign options contract and, therefore the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.

VI. Options on Futures Contracts

The Funds may purchase and write options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option of a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss. A Fund will be required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers’ requirements similar to those described above. Net option premiums received will be included as initial margin deposits. As an example, in anticipation of a decline in interest rates, a Fund may purchase call options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which a Fund intends to purchase. Similarly, if the value of the securities held by a Fund is expected to decline as a result of an increase in interest rates, the Fund might purchase put options or sell call options on futures contracts rather than sell futures contracts.

Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). See “Risks of Transactions in Futures Contracts.” In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not correspond to changes in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

VII. Other Matters

Each Fund intends to comply with the regulations of the CFTC exempting it from the definition of a “Commodity Pool,” including the annual affirmation requirement that went into effect in 2013. The Funds are operated by persons who have claimed an exclusion from the definition of the term “Commodity Pool Operator” under the Commodity Exchange Act and, therefore, are not subject to registration or regulation as a pool operator under such Act. Accounting for futures contracts will be in accordance with generally accepted accounting principles.

APPENDIX C

PROXY VOTING POLICIES & PROCEDURES

Effective Date: March 2, 2026

These policies and procedures apply to the voting of proxies by Northern Trust Corporation affiliates (“Northern Trust”) for accounts over which Northern Trust has been granted proxy voting discretion.

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NORTHERN TRUST

PROXY VOTING

POLICIES AND PROCEDURES

These policies and procedures apply to the voting of proxies by Northern Trust Corporation affiliates (“Northern Trust”) for accounts over which Northern Trust has been granted proxy voting discretion.

The fundamental precept followed by Northern Trust in voting proxies is to ensure that the manner in which shares are voted is in the best interests of clients/beneficiaries and the value of the investment. As used in these policies and procedures, the term “clients/beneficiaries” means any person or entity having the legal or beneficial ownership interest, as the case may be, in a trust, custody or investment management account over which Northern Trust has discretionary proxy voting authority.

SECTION 1. PROXY COMMITTEE

Northern Trust’s Proxy Committee has responsibility for the adoption, content, interpretation and application of the Proxy Guidelines described in Section 2. Membership of the Proxy Committee consists of a group of senior Northern Trust investment and compliance officers. Meetings of the Proxy Committee may be called by the Chairperson or, in his or her absence, by any two committee members. Meetings may be conducted in person or telephonically. A majority of committee members present (in person or by proxy) will constitute a quorum for the transacting of business at any meeting. The approval of proxy votes or changes to these policies and procedures or the Proxy Guidelines may be made by majority vote of those present (in person or by proxy) at a meeting called for that purpose. Alternatively, the Committee may approve proxy votes or changes to these policies and procedures or the Proxy Guidelines described in Section 2 by a majority vote communicated telephonically (without a meeting) or electronically, provided that any action so approved is properly documented and reflected in minutes of the next meeting of the Committee.

SECTION 2. PROXY VOTING GUIDELINES

Northern Trust has adopted guidelines and procedures (together and as from time to time amended, the “Proxy Guidelines”) governing proxy voting for accounts over which Northern Trust has been granted proxy voting discretion.

Absent the special circumstances described in these policies and procedures, generally Northern Trust will exercise its proxy voting discretion in accordance with the applicable proxy guidelines designated in the client agreement or as otherwise disclosed to clients.

On an annual basis, Northern Trust’s Proxy Committee shall review the Proxy Guidelines and notify clients/beneficiaries of any material revisions to the Proxy Guidelines.

SECTION 3. USE OF THIRD PARTY PROXY VOTING SERVICE PROVIDERS

Northern Trust may delegate to one or more independent third party proxy voting services (“Proxy Voting Service” or “Proxy Voting Services”), the responsibility to review proxy proposals and to make voting recommendations to the Proxy Committee, and to execute proxy voting instructions in a manner consistent with the Proxy Guidelines. For proxy proposals described under the Proxy Guidelines, Northern Trust has provided supplementary instructions to the Proxy Voting Service(s) to guide it in making vote recommendations. In addition, Northern Trust has instructed the Proxy Voting Service not to exercise any discretion and to seek guidance from Northern Trust whenever it encounters situations that are either not covered by the Proxy Guidelines or where application of the Proxy Guidelines is unclear. In the event that the Proxy Voting Service

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does not or will not provide recommendations with respect to any specific proxy proposals for securities over which Northern Trust or its affiliates have proxy voting discretion, the relevant proxy analyst at Northern Trust responsible for the relevant issuer or its business sector shall be responsible for reviewing the proxy proposal and making a voting recommendation to the Proxy Committee consistent with the Proxy Guidelines.

The Proxy Committee will review the Proxy Voting Service(s) on an annual basis. In connection with that review, it generally will assess each of the following factors along with other additional factors, if any, the Proxy Committee deems relevant: (1) the Proxy Voting Service’s capacity and competency in analyzing proxy issues and executing proxy related services; (2) the adequacy of the Proxy Voting Service’s staffing and personnel; (3) whether the Proxy Voting Service has robust policies and procedures that enable it to make proxy voting recommendations based on current and accurate information and implement the proxy voting services offered; and (4) the Proxy Voting Service’s ability to identify and address any real or potential conflicts of interests that exist or may have existed between the firm and its employees and the execution of proxy voting services provided to Northern Trust. The Proxy Committee will also regularly monitor the Proxy Voting Service(s) by requesting information from the Proxy Service(s) to determine whether any real or potential conflicts of interest exist as a result of changes to the firm’s business or internal policies. The Proxy Voting Service(s) will also be required to proactively communicate any (i) business changes or (ii) changes and updates to the firm’s policies and procedures that could impact the adequacy and quality of the proxy voting services or the firm’s ability to effectively manage conflicts.

SECTION 4. APPLICATION OF PROXY GUIDELINES

It is intended that the Proxy Guidelines will be applied with a measure of flexibility. Accordingly, except as otherwise specifically provided in these policies and procedures, the Proxy Committee may vote proxies contrary to the recommendations of the Proxy Voting Service, or, in the circumstances described in Section 3 above, a Northern Trust proxy analyst, if it determines such action to be in the best interests of Northern Trust clients/beneficiaries. In the exercise of such discretion the Proxy Committee may take into account a wide array of factors relating to the proxy voting matter under consideration, the nature of the proposal, and the company involved. As a result, a proxy voting proposal may be voted in one manner in the case of one company and in a different manner in the case of another company where, for example, the past history of the company, the character and integrity of its management, the role of outside directors, and the company’s record of producing performance for investors justifies a high degree of confidence in the company and the effect of the proposal on the value of the investment. Similarly, poor past performance, uncertainties about management and future directions, and other factors may lead to a conclusion that particular proposals present unacceptable investment risks and should not be supported. In addition, the proposals should be evaluated in full context. For example, a particular proxy voting proposal may be acceptable on a stand- alone basis, but objectionable when part of an existing or proposed proxy voting package, such as where the effect may be to entrench management. Special circumstances may also justify casting different votes for different clients/beneficiaries with respect to the same proxy vote after taking into account the clients/beneficiaries circumstances, including adhering to special voting instructions from the clients/beneficiaries.

SECTION 5. PROXY VOTING CHOICE

Northern Trust offers fund participants in select pooled investment vehicles the option to select from a menu of Proxy Guidelines options designated by Northern Trust (“Proxy Voting Choice”). The Proxy Guidelines eligible to be used in a Proxy Voting Choice menu are described in Exhibit A.

Portfolio management teams for Northern Trust Investments, Inc. and Northern Trust Global Investments, Inc., in consultation with the appropriate subject matter experts as needed (e.g., Stewardship, Institutional Client Group, Operations, Compliance, Legal, and outside counsel), generally have the responsibility for identifying the Proxy Guidelines most suitable to a fund’s investment objectives (the “Default Proxy Guidelines” of the fund).

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Participation in Proxy Voting Choice is elective. Participants in eligible funds may voluntarily select from the menu of Proxy Guidelines, and once selected, proxies for the eligible fund will be voted on a pro-rata share basis in accordance with the participant’s selection. The Default Proxy Guidelines shall apply to the pro-rata shares of all participants who do not choose to elect an option from the Proxy Voting Choice menu offered. Except under special circumstances, Proxy Guidelines will be applied at the account level for fund clients, and at the transfer agent or investment level for transfer agent clients. If a client holds two funds in two separate trust accounts, or direct at the transfer agent, then separate Proxy Guideline elections can be accommodated. In the event a client wants to operationally have multiple Proxy Guidelines applied for different accounts or fund investments, this can be manually applied upon written confirmation. Furthermore, in certain markets or situations where split voting is not permitted, the Default Proxy Guidelines will apply to all voting matters on behalf of all fund participants.

As a fiduciary to its pooled funds, Northern Trust must ensure that votes exercised for the pooled funds that it manages are cast in a pooled funds interest and in accordance with policies and procedures that are prudently designed to meet legal and regulatory requirements applicable to the pooled funds. As such, the Proxy Committee reviews all third-party voting policies prior to their availability for use for Proxy Voting Choice to ensure they are consistent with applicable fiduciary standards and suitable for most pooled fund investment objectives and policies. Some factors that the Proxy Committee may consider include, whether the third-party provider follows a fiduciary process in developing proxy voting procedures and guidelines, the manner in which the third-party’s procedures to into consideration material facts and circumstance specific to each voting decision. The Proxy Committee may also consider client feedback in relation to specific guideline orientations or strategy approaches which they would like to have offered.

SECTION 6. MATERIAL CONFLICTS OF INTEREST

Northern Trust has sought to address proxy related conflicts of interest in various ways, including the establishment, composition and authority of the Proxy Committee, and the delegation of primary responsibility for proxy review and vote recommendation functions to the Proxy Voting Service. For these reasons, the potential for conflicts of interest in the voting of proxies generally arises only where the Proxy Committee is considering the possibility of voting in a manner contrary to a vote recommendation received from the Proxy Voting Service or where the Proxy Voting Service has not provided a vote recommendation. In these situations, the Proxy Committee will need to determine whether a material conflict of interest exists. For example, a material conflict of interest could arise when a proxy relates to the following non-exclusive types of issues:

•	Securities issued by Northern Trust Corporation or its affiliates.

•	Matters in which Northern Trust has a direct financial interest (such as shareholder approval of a change in mutual fund advisory fees where Northern Trust is the fund advisor).

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Instances where Northern Trust, its board members, executive officers, and/or others maintain relationships with the issuers of securities, proponents of shareholder proposals, participants in proxy contests, corporate directors or candidates for directorships.

•	Instances where an attempt has been made to directly or indirectly influence the voting recommendation that is made.

Where the Proxy Committee determines that it is subject to a material conflict of interest, it may resolve the conflict in any of the following ways, which may vary, consistent with its duty of loyalty and care, depending on the facts and circumstances of each situation and the requirements of applicable law:

•	Following the vote recommendation of an independent fiduciary appointed for that purpose;

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•	Voting pursuant to client direction;

•	Abstaining; or

•	Voting pursuant to a “mirror voting” arrangement (under which shares are voted in the same manner and proportion as some or all of the other shares not voted by the Proxy Committee).

For proxies issued by the Northern Trust Corporation that are held in accounts where Northern Trust has voting discretion, Northern Trust will generally abstain from voting on all votable ballot items.

SECTION 7. PROXY VOTING RECORDS; CLIENT DISCLOSURES

Northern Trust will maintain the following records relating to proxy votes cast under these policies and procedures:

A.	A copy of these policies and procedures and accompanying exhibits

B.	A copy of each proxy statement Northern Trust receives regarding client securities.

C.	A record of each vote cast by Northern Trust on behalf of a client.

D.	A copy of any document created by the Proxy Committee that was material to making a decision how to vote proxies on behalf of a client or that memorialized the basis for that decision.

D.

A copy of each written client request for information on how Northern Trust voted proxies on behalf of the client, and a copy of any written response by Northern Trust to any (written or oral) client request for information on how Northern Trust voted proxies on behalf of the requesting client.

The foregoing records will be retained for such period of time as is required to comply with applicable laws and regulations. Northern Trust may rely on one or more third parties to make and retain the records referred to in items B. and C. above.

The Proxy Committee will cause copies of the foregoing records, as they relate to particular clients, to be provided to those clients upon request. It is generally the policy of Northern Trust not to disclose its proxy voting records to third parties, except as may be required by applicable laws and regulations.

SECTION 8. ERISA ACCOUNTS

For plans governed by the Employee Retirement Income Security Act of 1974, as amended (“ERISA Plans”), it is considered a fiduciary act to manage the voting rights that are connected to ERISA Plan assets that are shares of stock. ERISA Plans are to be administered consistent with the terms of the governing plan documents and applicable provisions of ERISA. In cases where sole proxy voting discretion rests with Northern Trust, the foregoing policies and procedures will be followed, subject to the fiduciary responsibility standards of ERISA, including the fiduciary duty of prudence, the exclusive benefit rule, and the duty to act in accordance with the plan documents. These standards generally require fiduciaries to act prudently and to discharge their duties solely in the interests of participants and beneficiaries.

ERISA fiduciaries may decide not to vote on a proxy or exercise a shareholder right. When deciding whether to vote on a proxy, fiduciaries must carry out their duties: (i) prudently, and (ii) solely in the interests of

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the participants and beneficiaries and for the exclusive purpose of providing benefits to participants and beneficiaries and defraying the reasonable expenses of administering the ERISA Plan. Specifically, when deciding whether to vote on a proxy, a fiduciary must:

•	act solely in accordance with the economic interest of the plan and its participants and beneficiaries;

•	consider any costs involved;

•	not subordinate the interests of the participants and beneficiaries in their retirement income or financial benefits under the plan to any other objective;

•	evaluate relevant facts that form the basis for any particular proxy vote or other exercise of shareholder rights; and

•	exercise prudence and diligence in the selection and monitoring of persons, if any, selected to exercise shareholder rights or otherwise advise on or assist with exercises of shareholder rights.

This Policy is designed to ensure proxy voting decisions are made in accordance with the fiduciary obligations listed above.

ERISA fiduciaries may engage with a Proxy Voting Service to provide recommendations regarding proxies. However, the fiduciary must first determine that such proxy advisor firm or service provider’s proxy voting guidelines are consistent with the fiduciary’s obligations described above. Northern Trust reviews the Northern Trust Proxy Guidelines and Proxy Voting Services on an annual basis, as described in Sections 2 and 3 of this Policy.

For avoidance of doubt, this Policy provides that the authority to vote a proxy shall be exercised pursuant to specific parameters prudently designed to serve the plan’s interests in providing benefits to participants and their beneficiaries and defraying reasonable expenses of administering the plan; and is periodically reviewed for compliance, as described in Section 2 of this Policy. However, this policy does not (i) preclude a fiduciary from submitting a proxy vote when the fiduciary has prudently determined that the matter being voted upon will have a significant effect on the value of the investment, or the investment performance of the plan’s assets, after accounting for the costs involved; or (ii) require a fiduciary to submit a proxy vote when the fiduciary has prudently determined that the matter being voted upon will not have a significant effect on the value of the investment, or the investment performance of the plan’s assets, after accounting for the costs involved.

Generally, an ERISA Plan’s trustee will have the exclusive responsibility to vote the proxies unless:

•	the trustee is subject to the direction of a named fiduciary who is not a trustee;

•	the named fiduciary delegates to an investment manager the authority to manage, acquire, or dispose of plan assets; or

•	the named fiduciary delegates to an investment manager the authority to manage, acquire, or dispose of certain assets, but retains the right to direct the trustee when voting proxies.

The documents governing ERISA individual account plans may set forth various procedures for voting “employer securities” held by the plan. Where authority over the investment of plan assets is granted to plan participants, many individual account plans provide that proxies for employer securities will be voted in accordance with directions received from plan participants as to shares allocated to their plan accounts. In some cases, the governing plan documents may further provide that unallocated shares and/or allocated shares for which no participant directions are received will be voted in accordance with a proportional voting method in which such shares are voted proportionately in the same manner as are allocated shares for which directions from participants have been received. It is the policy of Northern Trust to follow the provisions of a plan’s governing documents in the voting of employer securities unless it determines that to do so would breach its fiduciary duties under ERISA.

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In general, for pooled investment vehicles that are treated as “plan assets” for purposes of ERISA, investing plan clients that are subject to ERISA will be required to accept this Policy as a condition of investment. For pooled investment vehicles that have implemented “Proxy Voting Choice,” the fiduciary of an investing plan may choose guidelines other the Default Proxy Guidelines described in Section 5, except for the Climate guidelines. If the plan fiduciary chooses guidelines other than the Default Proxy Guidelines, the plan fiduciary is responsible for determining, and has made a determination that, the selected proxy voting policy is consistent with ERISA and the plan’s own proxy voting policies/guidelines. Once guidelines are selected, proxies for the eligible fund will be voted on a pro-rata share basis in accordance with the guidelines that were selected. The Default Proxy Guidelines shall apply to the pro-rata shares for those who do not choose to elect an option from the Proxy Voting Choice menu.

SECTION 9. MUTUAL FUNDS

Proxies of registered management investment companies will be voted subject to any applicable investment restrictions of the fund and, to the extent applicable, in accordance with any resolutions or other instructions approved by authorized persons of the fund.

SECTION 10. OTHER SPECIAL SITUATIONS

Northern Trust may choose not to vote proxies in certain situations or for certain accounts either where it deems the cost of doing so to be prohibitive or where the exercise of voting rights could restrict the ability of an account’s portfolio manager to freely trade the security in question. For example, in accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”). Due to these restrictions, Northern Trust must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with share blocking periods, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, Northern Trust will not vote those proxies in the absence of an unusual, significant vote. Various accounts over which Northern Trust has proxy voting discretion participate in securities lending programs administered by Northern Trust or a third party. Because title to loaned securities passes to the borrower, Northern Trust will be unable to vote any security that is out on loan to a borrower on a proxy record date. If Northern Trust has investment discretion, however, it reserves the right of the portfolio manager to instruct the lending agent to terminate a loan in situations where Northern Trust believes the benefits of voting the security outweigh the costs of terminating the loan, consistent with the terms and conditions of Northern Trust’s procedures for recall of securities out on loan. In such instances, Northern Trust shall recall the shares on loan on a best efforts basis.

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EXHIBIT A. PROXY GUIDELINES

Northern Trust’s Proxy Committee has responsibility for the adoption, content, interpretation and application of the Proxy Guidelines described in Section 2.

As of the of the effective date of these policies and procedures1 each of the Proxy Guidelines listed below have been either internally developed or reviewed, and adopted by the Proxy Committee.

Guideline Name	Strategy Approach	Guideline Description Link(s)[2]
Northern Trust Proxy Guidelines	Guidelines developed by Northern Trust’s Proxy Voting Committee under a fundamental precept of ensuring the manner in which shares are voted is in the best interest of clients/beneficiaries and the value of the investment. The guidelines take into consideration common and best market practice standards in governance to promote total shareholder value and risk mitigation while applying a thoughtful and considered approach to environmental and social issues.	US and Non-US Securities

Socially Responsible Investor (SRI)	The SRI guidelines were developed by a third party to be consistent with the dual objectives of socially responsible shareholders — economic returns and good corporate governance, as well as ethical behavior of corporations and the social and environmental impact of the actions or companies in which they invest.	US Securities Non-US Securities

Taft-Hartley	Developed specifically for Taft-Hartley pension funds & investment managers, as well as AFL-CIO aligned accounts, the Taft-Hartley guidelines were developed by a third party based on the AFL-CIO. The guidelines are fully compliant with the fiduciary voting responsibilities of the Taft Hartley Labor Act.	US Securities Non-US Securities

Board Aligned	The Board-Aligned guidelines were developed by a third party for investors who generally prefer to vote in a manner that upholds foundational corporate governance prinicples, while generally following the board’s recommendation around environmental and social matters.	US Securities Non-US Securities

Climate	The Climate guidelines were developed by a third party to be consistent with widely recognized climate frameworks including the TCFD, GRI, and SASB standards. They are intended to balance the need for good disclosure on climate-related risks along with evaluation of a company’s preparedness to face and mitigate climate risks in a low carbon economy as well as alignment with global climate norms expectations (e.g. SFDR). On matters of corporate governance and executive compensation the Climate guidelines approach is based on principles of best practice and a focus on creating and preserving long-term economic value.	US Securities Non-US Securities

[1]

This is the effective date from which the Proxy Committee has last developed or reviewed, and adopted or re-affirmed the Proxy Guideline. Each Proxy Guideline has its own effective or last amended date.

[2]	These links are current as of the Effective Date of these policies and procedures and may be superseded by more current versions.

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PROXY VOTING GUIDELINES

Effective Date March 2, 2026

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I. The Board of Directors

A. Voting on Director Nominees in Uncontested Elections

Northern Trust generally votes for director nominees in uncontested elections absent countervailing factors such as a lack of director independence (see below), chronic, unjustified absenteeism, concerns regarding the inattentiveness of the nominee, including the number of public company boards on which the nominee sits, and if the nominee sits on an audit, compensation or risk committee, concerns regarding the actions taken by such committees.

B. Director Independence

For any situations not already covered by a rule or regulation, Northern Trust will generally vote for shareholder proposals requesting that the board of a company be comprised of a majority of independent directors and will generally vote against shareholder proposals requesting that the board of a company be comprised of a supermajority of independent directors. Northern Trust generally votes for shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively and withholds votes for the election of non-independent directors serving on an audit, compensation or nominating committee or board.

Northern Trust generally leaves the choice of chairman to the board’s discretion as Northern Trust’s support for proposals that principal committees consist exclusively of independent directors and that the board be comprised of a majority of independent directors provides sufficient checks and balances. However, Northern Trust will vote case by case on whether to support shareholder resolutions seeking the separation of chairman and CEO in circumstances where shareholder interests may be better served by having an independent chair. Such circumstances may include, during periods of organizational re-structuring, during periods of sustained under performance relative to peers, during a period of leadership transition, or where concerns arise as to the sufficiency of independence the board has from management.

Northern Trust generally supports the listing standards or local market practice on non-executive director independence. Northern Trust may apply a stricter standard for director independence at companies that exhibit poor governance practices. A non-executive director in these instances would not be considered independent if he or she:

•	Has been an employee of the company within the last five years;

•	Has, or has had within the last three years, a material business relationship with the company;

•	Is a company founder;

•	Represents a significant shareholder; or

•	Has close family ties with any of the company’s advisers, directors, or senior employees.

C. Director Attendance

Northern Trust will vote case by case on individual directors who attend fewer than 75 percent of board and board-committee meetings for two consecutive years.

D. Lead Independent Director

Northern Trust generally votes for shareholder proposals in support of the appointment of a lead independent director.

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Northern Trust expects the role of the lead independent director to be set out within the board’s governance charter, with clearly defined powers that should include at minimum the ability to:

•	serve as a liaison between the company’s independent directors and the CEO;

•	lead the annual evaluation of the CEO’s performance and the annual evaluation of the independent board of directors;

•	be available for consultation and direct communication with major stockholders, if they so request;

•	approve meeting agendas for the board and the nature of information sent to the board;

•	call a special meeting of the board or a special executive session of the independent directors; and

•	add items to the agenda of any regular or special meeting of the board deemed necessary or advisable.

E. Overboarding Issues

Northern Trust generally votes against a director nominee if it is a CEO who sits on more than two public boards or a non-CEO who sits on more than four public boards.

F. Inclusivity

Companies benefit from having a wide range of perspectives and experiences on their boards and within senior management, including improved innovation and identification of business opportunities, effective leadership, productivity and connection with the workforce. Northern Trust believes that an effective board should be comprised of directors with a mix of skills and experience to ensure the Board has the necessary tools to perform its oversight function effectively; this includes a broad spectrum of experience and other attributes that are inclusive of the perspectives among a company’s shareholders, customers, and other critical stakeholders. To this end, we expect boards to provide sufficient disclosure on the range of skills, and experience that each director provides and how it aligns to effectively oversee the company’s business strategy. Northern Trust may vote against one or more incumbent directors of the nominating committee where we have concerns relating to the composition of the board, including where there is insufficient disclosure to adequately assess the mix of skills and experience.

In markets where there are regulatory expectations, listing standards, or minimum quotas with respect to board membership, Northern Trust will generally apply the same expectations.

G. Stock Ownership Requirements

Northern Trust generally votes against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

H. Board Evaluation and Refreshment

The board needs to ensure that it is positioned to change and evolve with the needs of the company. Boards should, on at least an annual basis, formally evaluate the CEO, the board as a whole, and individual directors. Evaluation of the board as a whole should consider the balance of skills, experience, independence, and knowledge of the company on the board relative to the company’s long-term strategic plan. Evaluation of the board should also consider the board’s composition, how the board works together as a unit, and other factors relevant to its effectiveness. Individual evaluation should aim to show whether each director continues to contribute effectively and to demonstrate commitment to the role.

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We expect the board to disclose in its annual report or proxy statement how performance evaluation of the board, its committees and its individual directors has been conducted. Northern Trust may vote against the independent chair, lead independent director or presiding director in circumstances where the board appears to lack mechanisms to promote accountability and oversight, coupled with sustained poor performance relative to peers.

Northern Trust does not consider mandatory retirement age caps or term limits to be appropriate in circumstances where shareholder interests may be better served by a longer-serving non-executive director remaining on the board. For example during periods of organizational re-structuring or CEO/Chairman transition where constructive challenge from a longer serving non-executive director may be beneficial in the context of overall board composition and experience.

Northern Trust will generally vote against shareholder proposals to impose age and term limits unless the company is found to have poor board refreshment and director succession practices. Northern Trust will scrutinize boards that have a preponderance of non-executive directors with excessive long-tenures to ensure that new perspectives are being added to the board and that the board remains sufficiently independent from management.

I. Director and Officer Indemnification and Liability Protection

Proposals concerning director and officer indemnification and liability protection are evaluated on a case by case basis. Northern Trust generally votes for proposals providing indemnification protection to officers and directors, and for proposals limiting the liability of officers and directors for monetary damages, provided such proposals do not appear to conflict with applicable law and cover only future actions.

II. Proxy Contests

A. Voting for Director Nominees in Contested Elections

Votes in a contested election of directors are evaluated on a case by case basis, considering the following factors:

•	Long-term financial performance of the target company relative to its industry;

•	Management’s track record;

•	Background to the proxy contest;

•	Qualifications of director nominees (both slates);

•	Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met;

•	Stock ownership positions; and

•	Environmental, Social and Governance (ESG) performance.

B. Reimburse Proxy Solicitation Expenses

Decisions to provide full reimbursement for dissidents waging a proxy contest are made on a case by case basis. Northern Trust will generally support such proposals in cases where (i) Northern Trust votes in favor the dissidents, and (ii) the proposal is voted on the same proxy as the dissident slate and, as such, is specifically related to the contested proxy at issue.

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Northern Trust generally votes for proposals allowing shareholders to elect replacements and fill vacancies.

III. Auditors

A. Ratifying Auditors

Northern Trust generally votes for proposals to ratify auditors, unless: an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

Northern Trust generally vote against auditor ratification and incumbent members of the Audit Committee if non-audit fees are excessive in relation to audit-related fees without adequate explanation.

Northern Trust generally votes against shareholder proposals that seek to restrict management’s ability to utilize selected auditors, subject to the qualifications set forth above.

IV. Proxy Contest Defenses

A. Board Structure: Staggered vs. Annual Elections

Northern Trust generally votes against proposals to classify the board and for proposals to repeal classified boards and to elect all directors annually.

B. Shareholder Ability to Remove Directors

Northern Trust generally votes for proposals that provide that directors may be removed only for cause.

Northern Trust generally votes for proposals allowing shareholders to elect replacements and fill vacancies.

C. Cumulative Voting

Northern Trust generally votes against proposals to eliminate cumulative voting, unless such proposals are intended to effectuate a majority voting policy.

Northern Trust generally votes for proposals to institute cumulative voting, unless the company has previously adopted a majority voting policy, or a majority voting shareholder proposal, consistent with Northern Trust’s majority voting guidelines, is on the ballot at the same time as the cumulative voting proposal, in which case Northern Trust generally votes against such cumulative voting proposals.

D. Majority Voting

In analyzing shareholder proposals calling for directors in uncontested elections to be elected by an affirmative majority of votes cast, Northern Trust focuses on whether or not the company has adopted a written majority voting (or majority withhold) policy that provides for a meaningful alternative to affirmative majority voting.

In cases where companies have not adopted a written majority voting (or majority withhold) policy, Northern Trust generally votes for shareholder majority voting proposals.

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In cases where companies have adopted a written majority voting (or majority withhold) policy, Northern Trust generally votes against shareholder majority voting proposals, provided that the policy is set forth in the company’s annual proxy statement and either:

•	Requires nominees who receive majority withhold votes to tender their resignation to the board;

•	Sets forth a clear and reasonable timetable for decision-making regarding the nominee’s status; and

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Does not contain any specific infirmities that would render it an ineffective alternative to an affirmative majority voting standard or otherwise provides a meaningful alternative to affirmative majority voting.

In determining the adequacy of a company’s majority voting (or majority withhold) policy, Northern Trust may also consider, without limitation, any factors set forth in the policy that are to be taken into account by the board in considering a nominee’s resignation and the range of actions open to the board in responding to the resignation (e.g., acceptance of the resignation, maintaining the director but curing the underlying causes of the withheld votes, etc.).

E. Shareholder Ability to Call Special Meetings

Northern Trust generally votes for proposals to restrict or prohibit shareholder ability to call special meetings, but may vote against such proposals and in favor of shareholder proposals to allow shareholders to call special meetings, taking into consideration the minimum ownership requirement called for in the resolution, existing shareholder rights mechanisms (e.g., proxy access, right to act by written consent, dual-class stock provisions and voting rights, quorum requirements on certain provisions, ability to amend bylaw and charter agreements, etc.), and the company’s overall record of responsiveness to shareholder concerns.

F. Shareholder Ability to Act by Written Consent

Northern Trust generally votes against shareholder proposals allowing shareholders to take action by written consent. Northern Trust will review on a case by case basis management proposals allowing shareholders to take action by written consent.

G. Shareholder Ability to Alter the Size of the Board

Northern Trust generally votes against proposals limiting management’s ability to alter the size of the board.

H. Failure to Sunset Problematic Governance Structures

Northern Trust believes that certain governance structures are better aligned with shareholders long-term interests. As such, we evaluate whether companies maintain features such as a classified board, supermajority vote requirements to amend governing documents, and other provisions which limit shareholder rights. Northern Trust expects the company to develop and implement a sunset provision where there is no discernable benefit to maintaining such structures. If no sunset provision is disclosed, Northern Trust may vote against the relevant committee member.

V.Tender Offer Defenses

A. Poison Pills

Northern Trust generally votes for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

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Northern Trust will review on a case by case basis management proposals to ratify a poison pill.

B. Fair Price Provisions

Northern Trust will review votes on a case by case on fair price proposals, taking into consideration whether the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

Northern Trust generally votes for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

C. Greenmail

Northern Trust generally votes for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Northern Trust votes anti-greenmail proposals on a case by case basis when they are bundled with other charter or bylaw amendments.

D. Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

Northern Trust generally votes against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

Northern Trust generally votes for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

E. Supermajority Shareholder Vote Requirement to Approve Mergers

Northern Trust generally votes against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations, while taking into account ownership structure, quorum requirements, and vote requirements.

Northern Trust generally votes for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations, while taking into account ownership structure, quorum requirements, and vote requirements.

VI. Miscellaneous Governance Provisions

A. Confidential Voting

Northern Trust generally votes for proposals requiring confidential voting and independent vote tabulators.

B. Bundled Proposals

Northern Trust votes on a case by case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, we vote against the proposals. If the combined effect is positive, we support such proposals.

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C. Shareholder Advisory Committees

Northern Trust votes on a case by case basis, proposals to establish a shareholder advisory committee.

D. Board of Directors Failure to Respond to Certain Majority Approved Shareholder Proposals

Northern Trust votes on a case by case basis on whether to withhold votes from certain directors in the event the board of directors has failed to adequately respond to a majority approved shareholder proposal. Northern Trust will generally not withhold votes from directors in cases where Northern Trust previously voted against the majority approved shareholder proposal. In cases where Northern Trust previously voted in favor of the majority approved shareholder proposal, it will first determine whether it is appropriate under the circumstances to withhold votes from any directors, and if it determines that such action is appropriate it will then determine the director or directors from which votes should be withheld. Factors that will be taken into consideration include the documented response of the board, if any, concerning its action or inaction relating to the relevant shareholder proposal, whether particular board members served on a committee that was responsible for determining a response to the shareholder proposal, the importance of retaining particular directors or groups of directors to protect shareholder value, and such other factors as Northern Trust may deem appropriate.

E. Board of Directors Failure to Adequately Respond to Rejected Board Compensation Proposals

Northern Trust votes on a case by case basis on whether to withhold votes from certain directors in the event the board of directors has not adequately responded to situations in which board proposals for approval of executive compensation have failed to receive majority shareholder approval.

F. Compensation Committee Failure to Adequately Address Pay for Performance

Northern Trust votes on a case by case basis on whether to withhold votes from the certain directors of the compensation committee during a period in which executive compensation appears excessive relative to performance and peers.

G. Leadership and Governance Failures

Northern Trust votes on a case by case basis on whether to withhold from certain directors due to material failures of governance, stewardship, risk oversight or fiduciary responsibilities at the company.

H. Succession Policies

Northern Trust generally votes for proposals seeking disclosure on a CEO succession planning policy, considering the scope of the request and the company’s existing disclosure on its current CEO succession planning process.

I. Proxy Access

Northern Trust votes on a case by case basis on proxy access proposals. Northern Trust will consider a number of factors, including the company’s performance, the performance of the company’s board, the ownership thresholds and holding duration contained in the resolution and the proportion of directors that shareholders may nominate each year.

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J. Other Business

Northern Trust opposes other business proposals where shareholders do not have the opportunity to review and understand the details of the proposal.

VII. Capital Structure

A. Common Stock Authorization

Northern Trust votes on a case by case basis, proposals to increase the number of shares of common stock authorized for issue.

B. Stock Distributions: Splits and Dividends

Northern Trust generally allows for management discretion on matters related to stock distributions, such as stock splits and stock dividends.

C. Unequal Voting Rights

Northern Trust believes that voting rights should align with the shareholders’ economic interests in the company. As such, Northern Trust will generally vote against multi class exchange offers and multi class recapitalizations. If a company has a pre-existing multi class voting structure with superior voting rights, Northern Trust expects the company to develop and implement a sunset provision. If no sunset provision is disclosed, Northern Trust may vote against the relevant committee member.

D. Reverse Stock Splits

Northern Trust generally votes for management proposals to implement a reverse stock split, provided that the reverse split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the reverse split.

E. Blank Check Preferred Authorization

Absent special circumstances (e.g., actions taken in the context of a hostile takeover attempt) indicating an abusive purpose, Northern Trust generally votes against proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend and distribution, and other rights, stock unless the voting, conversion, dividend and distribution, and other rights are specified and the voting rights are limited to one vote per share.

F. Shareholder Proposals Regarding Blank Check Preferred Stock

Northern Trust generally votes for shareholder proposals requiring blank check preferred stock placements to be submitted for shareholder ratification unless the shares are to be issued for the purpose of raising capital or making acquisitions.

G. Adjust Par Value of Common Stock

Northern Trust generally votes for management proposals to reduce the par value of common stock, while taking into account accompanying corporate governance concerns.

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H. Preemptive Rights

Northern Trust reviews on a case by case basis, proposals to create or abolish preemptive rights. In evaluating proposals on preemptive rights, we look at the size of a company and the characteristics of its shareholder base. We generally oppose preemptive rights for publicly-held companies with a broad stockholder base.

I. Debt Restructurings

Northern Trust reviews on a case by case basis, proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan. We consider the following issues:

•	Dilution — How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

•	Change in Control — Will the transaction result in a change in control of the company?

•	Bankruptcy — Is the threat of bankruptcy, which would result in severe losses in shareholder value, the main factor driving the debt restructuring?

Generally, we approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

J. Share Repurchase Programs

Northern Trust generally votes for management proposals to institute share repurchase plans if the proposal is aligned with long-term shareholder interests. We generally support repurchase programs that allow all shareholders to participate on equal terms, provide a clear board rationale, ensure transparency, and are in line with market normative practices.

VIII. Executive and Director Compensation

A. Equity-Based and Other Incentive Plans

Northern Trust believes that equity-based awards should align the economic interests of management, directors and employees with those of shareholders and it determines voting decisions based on relevant material facts and circumstances, including the total estimate of the company’s equity plan relative to its peers. Northern Trust will generally oppose new plans, or amendments to an existing plan, where:

•	The company’s three year average burn rate significantly exceeds that of its peers.

•	The share issuance would be excessively dilutive;

•	The company has repriced underwater stock options during the past three years;

•	The plan or amendment allows for repricing of underwater options without shareholder approval;

•	The plan contains an evergreen feature that allows for automatic share replenishment without shareholder approval;

•	The plan allows broad discretion to accelerate vesting; and/or

•	The exercise price is less than 100% of fair market value at the time of grant

B. OBRA-Related Compensation Proposals

Northern Trust generally votes for the approval and amendment of plans for the purposes of complying with the provisions of Section 162(m) of OBRA.

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C. Proposals Concerning Executive and Director Pay

Northern Trust will review, on a case by case basis, shareholder advisory votes concerning the compensation of named executive officers. At a global level, Northern Trust generally believes that strong remuneration programs should have the following:

•	Robust alignment between pay awarded to executives and long-term company performance

•	Clear link between performance metrics and the company’s stated strategy

•	Strong emphasis on at-risk pay awarded over the long term

•	Clear, comprehensible disclosure of all pay mechanisms and practices

•	High level of responsiveness to shareholder concerns

Special attention may be given to exceptional remuneration arrangements that deviate from a company’s normal practices. Northern Trust encourages boards to implement clear clawback and malus provisions to recover or withhold pay in cases of misconduct, material misstatement, risk management failures, or reputational harm.

Northern Trust may utilize company disclosures, outside research, and a proprietary internal framework to arrive at a final decision. Consideration is given to global principles as well as other factors such as profitability, company size, overall pay of the top executive, prevailing market practices, and peer pay and performance trends.

Northern Trust generally supports an annual frequency of advisory votes on executive compensation unless the company provides a compelling rationale or unique circumstances.

Northern Trust generally votes on a case by case basis all other shareholder proposals that seek additional disclosure of executive and director pay information, or on proposals that seek to limit executive and director pay.

D. Golden Parachutes

Northern Trust votes on a case by case basis on shareholder advisory votes concerning the severance packages of named executive officers, taking into account the features of the package and the accompanying restructuring proposal. Northern Trust may vote against in situations where:

•	The resulting payout is deemed excessive or unreasonable

•	Payments are triggered solely by the occurrence of a change in control (i.e., a “single trigger”)

•	Excise tax gross ups are likely to be paid

Northern Trust generally votes for shareholder proposals to have golden parachutes submitted for shareholder approval if a company’s existing severance agreement contains any of the aforementioned problematic features.

E. Employee Stock Ownership Plans (ESOPs) and Other Broad-Based Employee Stock Plans

Northern Trust generally votes for proposals to approve an ESOP or other broad-based employee stock purchase or ownership plan, or to increase authorized shares for such existing plans, except in cases when the number of shares allocated to such plans is “excessive” (i.e., generally greater than ten percent (10%) of outstanding shares).

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F. 401(k) Employee Benefit Plans

Northern Trust generally votes for proposals to implement a 401(k) savings plan for employees.

IX. State of Incorporation

A. Voting on State Takeover Statutes

Northern Trust votes on a case by case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

B. Voting on Reincorporation Proposals

Proposals to change a company’s state of incorporation are examined on a case by case basis.

X. Mergers and Corporate Restructurings

A. Mergers and Acquisitions

Votes on mergers and acquisitions are considered on a case by case basis, taking into account at least the following:

•	Anticipated financial and operating benefits;

•	Offer price (cost vs. premium);

•	Prospects of the combined companies;

•	How the deal was negotiated; and

•	ESG governance and their impact.

Northern Trust generally votes on a case by case basis in cases where, in connection with a merger or acquisition seeking shareholder approval, a separate shareholder vote is required to approve any agreements or understandings regarding compensation disclosed pursuant to Item 402(t) of Regulation S-K (golden parachute arrangements).

B. Corporate Restructuring

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales are considered on a case by case basis.

C. Spin-offs

Votes on spin-offs are considered on a case by case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

D. Asset Sales

Votes on asset sales are made on a case by case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

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E. Liquidations

Votes on liquidations are made on a case by case basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

F. Appraisal Rights

Northern Trust generally votes for proposals to restore, or provide shareholders with, rights of appraisal.

G. Changing Corporate Name

Northern Trust generally votes for changing the corporate name.

H. Adjourn Meeting

Northern Trust generally supports adjournment proposals that accompany mergers proposals also being supported. Otherwise, Northern Trust will vote against such proposals.

XI. Mutual Funds

A. Election of Trustees

Votes on trustee nominees are evaluated on a case by case basis.

B. Investment Advisory Agreement

Votes on investment advisory agreements are evaluated on a case by case basis.

C. Fundamental Investment Restrictions

Votes on amendments to a fund’s fundamental investment restrictions are evaluated on a case by case basis.

D. Distribution Agreements

Votes on distribution agreements are evaluated on a case by case basis.

XII. Environmental and Social Issues

A. Environment

Northern Trust upholds environmental stewardship and recognizes that we all are stakeholders in the future of our global environment. Environmental factors increasingly represent significant operational risks and costs to business. At Northern Trust, our primary objective as an asset manager is to create long-term value for our clients. As a major global investor, Northern Trust has interest in how shareholder value is affected by a company’s management and impact on the natural and social environment and recognizes that a well-developed environmental and social management system can enhance shareholder value in the long-term. We generally encourage reporting that is not unduly costly or burdensome and which does not place the company at a competitive disadvantage, but which provides meaningful information to enable shareholders to evaluate the impact of the company’s environmental policies and practices on its financial performance.

Northern Trust reviews, on a case by case basis, proposals requesting increased disclosure regarding the environmental impact of a company’s operations and products and initiatives to curtail these risks, considering whether sufficient information has been disclosed to shareholders or is otherwise publicly available.

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Northern Trust reviews, on a case by case basis, proposals requesting the issuance of corporate sustainability reports, as well as disclosure, where relevant, concerning the emission of greenhouse gasses and the use of fracturing in connection with the extraction of natural gasses.

Northern Trust reviews, on a case by case basis, proposals seeking information on the financial, physical, or regulatory risks a company faces related to climate change – on its operations and investments, or on how the company identifies, measures, and manages such risks.

Northern Trust review, on a case by case basis, proposals requesting the adoption of GHG reduction goals from products and operations.

Northern Trust generally votes for proposals requesting the issuance of reports by a company detailing its energy efficiency plans.

B. Equal Employment Opportunity

Northern Trust generally votes for proposals advocating for an inclusive working environment and the elimination of workplace discrimination.

Northern Trust generally votes for proposals requesting that a company take reasonable steps to ensure the pool of candidates from which board nominees are chosen or sought as part of routine board searches the company undertakes, contain a broad range of experience and background.

Northern Trust reviews, on a case by case basis, on proposals requesting the issuance of impact reports.

C. Consumer and Product Safety

Northern Trust reviews, on a case by case basis, proposals that request a report or assessment of the safety of a company’s operations and a company’s products and services and efforts to promote their safe use.

Northern Trust reviews, on a case by case basis, proposals requesting increased disclosure of a company’s policies and procedures for managing and mitigating risks related to artificial intelligence, cyber security, and data privacy.

D. Supply Chain Management

Northern Trust reviews, on a case by case basis, proposals requesting increased disclosure on a company’s supply chain policies and processes and its management of related risks.

E. Animal Welfare

Northern Trust reviews, on a case by case basis, proposals requesting increased disclosure or reporting regarding animal treatment issues that may impact a company’s operations and products, especially in relation to food production, unless sufficient information on that topic has already been disclosed to shareholders or is otherwise publicly available.

F. Political and Charitable Contributions

Northern Trust will reviews, on a case by case basis, proposals to publish a company’s political or lobbying contributions, taking into consideration recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending.

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Northern Trust generally votes against shareholder proposals to eliminate, direct, or otherwise restrict charitable contributions.

G. Other Miscellaneous

In other social and environmental issues, Northern Trust generally supports the position of a company’s board of directors when voting on shareholder initiated social and environmental proposals. Although Northern Trust acknowledges that the economic and social considerations underlying such proposals are often closely intertwined, we believe that in most cases the management group and elected directors are best positioned to make corporate decisions on these proposals.

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